AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON April 28, 2000

                                                 FILE NOS. 33-76566 AND 811-8416
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 12
                                       AND
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 13

                        TOUCHSTONE VARIABLE SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                     311 PIKE STREET, CINCINNATI, OHIO 45202
                    (Address of Principal Executive Offices)
                                   (Zip Code)
       Registrant's Telephone Number, including Area Code: (513) 361-7900
                                CYNTHIA SURPRISE
                         INVESTORS BANK & TRUST COMPANY
            200 CLARENDON STREET, LEG 13, BOSTON, MASSACHUSETTS 02116
                     (Name and Address of Agent for Service)

                                   copies to:

             Mark Longenecker, Esq.          Jill T. McGruder
             Karen McLaughlin, Esq.          Touchstone Securities, Inc.
             Frost & Jacobs LLP              311 Pike Street
             2500 East 5th Street            Cincinnati, Ohio 45202
             P.O. Box 5715
             Cincinnati, Ohio 45201-5715

It is proposed that this filing will become effective (check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on __ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on __ pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest
================================================================================

TOUCHSTONE VARIABLE SERIES TRUST

                                                                      PROSPECTUS
                                                                     MAY 1, 2000




O    TOUCHSTONE SMALL CAP VALUE FUND

O    TOUCHSTONE EMERGING GROWTH FUND

O    TOUCHSTONE INTERNATIONAL EQUITY FUND

O    TOUCHSTONE HIGH YIELD FUND

O    TOUCHSTONE VALUE PLUS FUND

O    TOUCHSTONE GROWTH & INCOME FUND

O    TOUCHSTONE ENHANCED 30 FUND

O    TOUCHSTONE BALANCED FUND

O    TOUCHSTONE BOND FUND

O    TOUCHSTONE STANDBY INCOME FUND




Neither the Securities and Exchange Commission nor any state securities commission has approved any Fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

NOTES

  TABLE OF CONTENTS

  TABLE OF CONTENTS

                                                                            PAGE

Information About The Funds....................................................4

Touchstone Small Cap Value Fund................................................5

Touchstone Emerging Growth Fund................................................6

Touchstone International Equity Fund...........................................9

Touchstone High Yield Fund....................................................12

Touchstone Value Plus Fund....................................................14

Touchstone Growth & Income Fund...............................................17

Touchstone Enhanced 30 Fund...................................................20

Touchstone Balanced Fund......................................................22

Touchstone Bond Fund..........................................................25

Touchstone Standby Income Fund................................................28

Investment Strategies And Risks...............................................31

The Funds' Management.........................................................38

Investing With Touchstone.....................................................43

Distributions And Taxes.......................................................45

Financial Highlights..........................................................46

For More Information..........................................................52


  3

                        Touchstone Variable Series Trust

  INFORMATION ABOUT THE FUNDS

  INFORMATION ABOUT THE FUNDS

Touchstone Variable Series Trust
Touchstone Variable Series Trust (TVST) is a group of mutual funds. Each Fund has a different investment goal and risk level.

Shares of each Fund described in this Prospectus can be purchased by insurance company separate accounts.

You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. When you purchase a variable annuity contract or variable life policy, you decide how to invest your purchase payments by selecting from the available investment options. The investment options may include the following Sub-Accounts that invest in the Funds of TVST:
Touchstone Small Cap Value, Touchstone Emerging Growth, Touchstone International Equity, Touchstone High Yield, Touchstone Value Plus, Touchstone Growth & Income, Touchstone Enhanced 30, Touchstone Balanced, Touchstone Bond and Touchstone Standby Income.

You should read the prospectus for the variable annuity contract or variable life policy that you want to purchase to learn about purchasing a contract and selecting your investment options. That prospectus also contains information about the contract, your investment options, the Sub-Accounts and expenses related to purchasing a variable annuity contract or variable life policy.



  4

                        Touchstone Variable Series Trust

  TOUCHSTONE SMALL CAP VALUE FUND

  TOUCHSTONE SMALL CAP VALUE FUND

  The Fund's Investment Goal
  The Touchstone Small Cap Value Fund seeks long-term growth of capital.

  Its Principal Investment Strategies
  The Fund invests primarily (at least 75% of total assets) in common stocks of small to medium capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that it believes are priced lower than they should be, and also contain a catalyst for growth. These stocks may not pay dividends. The Fund may invest up to 5% of its assets (at the time of purchase) in any one company. The Fund will limit its investments so that the percentage of the Fund's assets invested in a particular industry will not be more than double the percentage of the industry in the Russell 2000 Index.

  The Fund may also invest in:

     o    Cash equivalent investments (up to 25%)

     o    Short-term debt securities


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies

     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued

     o    If the stocks in the Fund's portfolio are not undervalued as expected

     o If the companies in which the Fund invests do not grow as rapidly as expected oIf interest rates go up, causing the value of any debt securities held by the Fund to decline

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund will be most appealing to you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you.

Performance Note
Performance information is only shown for those Funds which have had a full calendar year of operations. Since the Touchstone Small Cap Value Fund started May 1, 1999, there is no performance information included in this prospectus.



5



                        Touchstone Variable Series Trust

  TOUCHSTONE EMERGING GROWTH FUND

  TOUCHSTONE EMERGING GROWTH FUND

  The Fund's Investment Goal
  The Touchstone Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.

  Its Principal Investment Strategies
  The Fund invests primarily (at least 65% of total assets) in the common stocks of smaller, rapidly growing (emerging growth) companies. In selecting its investments, the portfolio managers focus on those companies they believe will grow faster than the U.S. economy in general. They also choose companies they believe are priced lower in the market than their true value (companies whose price to earnings ratios appear reasonable when compared to their estimated future earnings growth rates).

  When the portfolio managers believe the following securities offer a good potential for capital growth or income, up to 35% of the Fund's assets may be invested in:

     o    Larger company stocks

     o    Preferred stocks

     o    Convertible bonds

     o    Other debt securities, including: collateralized mortgage obligations
          (CMOS), stripped U.S. government securities (Strips) and mortgage-related securities, all of which will be rated investment grade

  The Fund may also invest in:

     o    Securities of foreign companies traded mainly outside the U.S. (up to
          20%)

     o    American Depositary Receipts (ADRs) (up to 20%)

     o    Securities of companies in emerging market countries (up to 10%)


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o Because securities of small cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies

     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio managers believe they should be valued

     o    If the stocks in the Fund's portfolio are not undervalued as expected
          o If the companies in which the Fund invests do not grow as rapidly as expected

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

6

                        Touchstone Variable Series Trust

  TOUCHSTONE EMERGING GROWTH FUND

     o Because collateralized mortgage obligations (CMOs), stripped U.S. government securities (Strips) and mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because securities of companies in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you.

The Fund's Performance
The bar chart which follows indicates the risks of investing in the Touchstone Emerging Growth Fund. It shows the performance of the Fund's shares in each full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.


  7

                        Touchstone Variable Series Trust

  TOUCHSTONE EMERGING GROWTH FUND

                           TOUCHSTONE EMERGING GROWTH
                                FUND PERFORMANCE



[BAR CHART DATA]



YEARS    TOTAL RETURN

1995     19.57%

1996     11.16%

1997     33.67%

1998     3.28%

1999     46.75%



      During the period shown in the bar chart, the highest quarterly return was 27.39% (for the quarter ended December 31, 1999) and the lowest quarterly return was -19.41% (for the quarter ended September 30, 1998).

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods.

The table below indicates the risks of investing in the Touchstone Emerging Growth Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Russell 2000 Index and to the Wiesenberger Small Cap -- MF. The Russell 2000 Index is a widely recognized unmanaged index of small cap stock performance. The Wiesenberger Small Cap -- MF is a composite index of the annual returns of mutual funds that have an investment style similar to that of the Touchstone Emerging Growth Fund.

For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                    Past 12      Past 5          Since
                                    Months        Years      Fund Started*

TOUCHSTONE EMERGING GROWTH FUND      46.8%         21.9%         21.6%
--------------------------------------------------------------------------------

             RUSSELL 2000 INDEX      21.3%         16.6%         16.9%
--------------------------------------------------------------------------------

    WIESENBERGER SMALL CAP-- MF      32.7%         19.2%         19.5%
--------------------------------------------------------------------------------

                                        * commenced operations November 21, 1994



8



                        Touchstone Variable Series Trust

  TOUCHSTONE INTERNATIONAL EQUITY FUND

  TOUCHSTONE INTERNATIONAL EQUITY FUND

  The Fund's Investment Goal

  The Touchstone International Equity Fund seeks to increase the value of Fund shares over the long-term.

  Its Principal Investment Strategies
  The Fund invests primarily (at least 80% of total assets) in equity securities of foreign companies and will invest in at least three countries outside the United States. The fund focuses on companies located in Europe, Australia and the Far East. The Fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

  The Fund may also invest in certain debt securities issued by U.S. and non-U.S. entities (up to 20%), including non-investment grade debt securities rated as low as B.

  The portfolio manager uses a growth-oriented style to choose investments for the Fund. This includes the use of both qualitative and quantitative analysis to identify markets and companies that offer solid growth prospects at reasonable prices. In selecting investments for the Fund, the portfolio manager combines a top-down regional and country analysis with a bottom-up security selection. Key factors in determining regional allocations are earnings, interest rates, valuation and risk. In selecting individual stocks, the portfolio manager employs a "growth at a reasonable price" approach. The portfolio manager looks for companies it believes to have above average earnings growth prospectus, but sell at a fair value.


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o If the stock market as a whole goes down o If the stocks in the Fund's portfolio go down

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because securities of companies in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

     o Because issuers of non-investment grade securities held by the Fund are more likely to be unable to make timely payments of interest or principal

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

 As with any mutual fund, there is no guarantee that the Fund will achieve its goal.



 9



                        Touchstone Variable Series Trust

  TOUCHSTONE INTERNATIONAL EQUITY FUND

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you.

The Fund's Performance
The bar chart shown below indicates the risks of investing in the Touchstone International Equity Fund. It shows the performance of the Fund's shares in each full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                         TOUCHSTONE INTERNATIONAL EQUITY
                                FUND PERFORMANCE

[BAR CHART DATA]



YEARS    TOTAL RETURN

1995     5.45%

1996     11.47%

1997     14.76%

1998     20.21%

1999     36.47%




      During the period shown in the bar chart, the highest quarterly return was 28.12% (for the quarter ended December 31, 1999) and the lowest quarterly return was -13.95% (for the quarter ended September 30, 1998).


  10

                        Touchstone Variable Series Trust

  TOUCHSTONE INTERNATIONAL EQUITY FUND

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods.

The table below indicates the risks of investing in the Touchstone International Equity Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the MSCI EAFE Index and the Wiesenberger Non-US Equity -- MF index. The MSCI EAFE Index is a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia and the Far East. The Wiesenberger Non-US Equity -- MF is a composite index of the annual returns of mutual funds that have an investment style similar to that of the Touchstone International Equity Fund.

For the periods ended December 31, 1999
--------------------------------------------------------------------------------
                                        Past 12      Past 5        Since
                                         Months       Years    Fund Started*

TOUCHSTONE INTERNATIONAL EQUITY FUND     36.5%         17.2%       15.7%
--------------------------------------------------------------------------------

                     MSCI EAFE INDEX     27.3%         13.1%       13.1%
--------------------------------------------------------------------------------

     WIESENBERGER NON-US EQUITY-- MF     44.9%         14.5%       14.0%
--------------------------------------------------------------------------------

                                        * commenced operations November 21, 1994



11



                        Touchstone Variable Series Trust

  TOUCHSTONE HIGH YIELD FUND

  TOUCHSTONE HIGH YIELD FUND

  The Fund's Investment Goal
  The Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal. Capital appreciation is a secondary consideration in achieving its goal.

  Its Principal Investment Strategies
  The Fund invests primarily in debt securities. These debt securities will generally be more risky non-investment grade corporate and government securities (up to 100% of total assets) issued primarily by U.S. issuers. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

  The Fund's investments may include:

     o Securities of foreign companies (up to 15%), but only up to 5% of its assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar

     o    Debt securities of issuers in emerging market countries (up to 10%)

     o Mortgage-related securities and other types of loans and loan participations oCurrency futures and option contracts


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the U.S. enters into a lengthy economic downturn or recession

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

     o Because the issuers of non-investment grade debt securities held by the Fund are more likely to be unable to make timely payments of interest or principal

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because securities of issuers in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities

     o Because mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

     o Because currency futures and options may reduce the potential gain from an investment or intensify a loss

12

                        Touchstone Variable Series Trust

  TOUCHSTONE HIGH YIELD FUND

     o Because loans and loan participations may be more difficult to sell than other investments and are subject to the risk of borrower default

     o    If the stock market as a whole goes down

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you.

Performance Note
Performance information is only shown for those Funds which have had a full calendar year of operations. Since the Touchstone High Yield Fund started May 1, 1999, there is no performance information included in this prospectus.


  13

                        Touchstone Variable Series Trust

  TOUCHSTONE VALUE PLUS FUND

  TOUCHSTONE VALUE PLUS FUND

  The Fund's Investment Goal
  The Touchstone Value Plus Fund seeks to increase the value of Fund shares over the long-term.

  Its Principal Investment Strategies
   The Fund invests primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. The Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks.

   Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.

  The Fund may invest in:

     o    Preferred stocks

     o    Investment grade debt securities

     o    Convertible securities

  In addition, the Fund may invest in (up to 10%):

     o    Cash equivalent investments

     o    Short-term debt securities


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued

     o    If the stocks in the Fund's portfolio are not undervalued as expected

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund will be most appealing to you if you are a moderate, or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it.



14



                        Touchstone Variable Series Trust

  TOUCHSTONE VALUE PLUS FUND

The Fund's Performance
The bar chart which follows gives some indication of the risks of an investment in the Touchstone Value Plus Fund. It shows the performance of the Fund's shares for the one full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                              TOUCHSTONE VALUE PLUS
                                FUND PERFORMANCE

[BAR CHART DATA]

YEARS    TOTAL RETURN

1999     15.02%


      During the period shown in the bar chart, the highest quarterly return was 13.79% (for the quarter ended December 31, 1999) and the lowest quarterly return was - 9.02% (for the quarter ended September 30, 1999).

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figure for the period.

The table below indicates the risks of investing in the Touchstone Value Plus Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the S&P 500 Index, S&P/Barra Value Index, and the Wilshire Large Cap Value Index.

The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P/Barra Value Index is a capitalization-weighted index comprised of stocks of the S&P 500 with high book-to-price ratios relative to the S&P 500 as a whole. Each company of the S&P 500 is assigned to either the Value or Growth index so that the sum of the indices reflects the total S&P 500. The Wilshire Large Cap Value Index is an index comprised of equity securities that fit Wilshire Asset Management's "value stock" characteristics and fall into the largest 750 securities in the Wilshire 5000 Index. The stocks represented by this index involve investment risks which may include the loss of principal invested.


  15

                        Touchstone Variable Series Trust

  TOUCHSTONE VALUE PLUS FUND

For the periods ended December 31, 1999
-----------------------------------------------------------------
                                 Past 12         Since
                                 Months      Fund Started*

    TOUCHSTONE VALUE PLUS FUND      15.0%         10.1%
-----------------------------------------------------------------

               S & P 500 INDEX      21.1%         19.9%
-----------------------------------------------------------------

       S & P/BARRA VALUE INDEX      12.0%          8.1%
-----------------------------------------------------------------

WILSHIRE LARGE CAP VALUE INDEX       3.6%          2.6%
-----------------------------------------------------------------

                                           * commenced operations on May 1, 1998



16



                        Touchstone Variable Series Trust

  TOUCHSTONE GROWTH & INCOME FUND

  TOUCHSTONE GROWTH & INCOME FUND

  The Fund's Investment Goal
  The Touchstone Growth & Income Fund seeks to increase the value of Fund shares over the long-term, while receiving dividend income.

  Its Principal Investment Strategies
  The Fund generally invests (at least 50% of total assets) in dividend paying common stocks, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities which do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future. Although the yield of the Fund's portfolio usually will be greater than the yield of the S&P 500 Index and similar to the yield of a value-oriented benchmark like the Russell 1000 Value Value Index, not every stock in the Fund will have a premium yield.

   The Fund invests in stocks with lower valuations than the broad market that, in the portfolio manager's view, have improving fundamentals. The portfolio manager uses a three-factor screen combining relative yield, price/earnings and price/cash flow ratios to identify attractive investment ideas among the largest 1000 U.S. companies and the largest 100 American Depository Receipts (ADRs). This investment process enables the portfolio manager to evaluate value-oriented companies and cheap cyclical growth companies that pay little or no dividends.

The Fund may also invest up to 20% of its total assets in debt securities -- and within this 20% limitation, the Fund may invest the full 20% in investment grade non-convertible debt securities, the full 20% in convertible debt securities rated as low as the highest level of non-investment grade or up to 5% in non-convertible non-investment grade debt securities.

  The Fund may also invest in:

     o    Securities of foreign companies including ADRs (up to 20%)

     o    Real estate investment trusts (REITs) (up to 10%)


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o If any of the stocks in the Fund's portfolio do not increase in value as expected

     o If earnings of companies the Fund invests in are not achieved and income available for interest or dividend payments is reduced

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because investments in REITs are more sensitive to changes in interest rates and other factors that affect real estate values

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.



17



                        Touchstone Variable Series Trust

  TOUCHSTONE GROWTH & INCOME FUND

Who May Want to Invest
This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation of your investment capital may be important to you, however, you may be uncomfortable taking extreme risk in order to achieve it.

The Fund's Performance
The bar chart which follows gives some indication of the risks of an investment in the Touchstone Growth & Income Fund. It shows the performance of the Fund's shares for the one full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                           TOUCHSTONE GROWTH & INCOME
                                FUND PERFORMANCE


[BAR CHART DATA]

YEARS    TOTAL RETURN

1999     2..39%


      During the period shown in the bar chart, the highest quarterly return was 10.92% (for the quarter ended June 30, 1999) and the lowest quarterly return was - 11.71% (for the quarter ended September 30, 1999).

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figure for the period.


  18

                        Touchstone Variable Series Trust

  TOUCHSTONE GROWTH & INCOME FUND

The table below indicates the risks of investing in the Touchstone Growth & Income Fund by comparing the Fund's performance to that of the S&P 500 Index and the Wiesenberger Growth & Income -- MF index. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The Wiesenberger Growth & Income -- MF is a composite index of the annual returns of mutual funds that have an investment style similar to that of the Touchstone Growth & Income Fund.

For the periods ended December 31, 1999
-------------------------------------------------------------------
                                     Past 12         Since
                                     Months      Fund Started*

  TOUCHSTONE GROWTH & INCOME FUND        2.4%          2.4%
-------------------------------------------------------------------

                  MSCI EAFE INDEX       21.1%         21.1%
-------------------------------------------------------------------

WIESENBERGER GROWTH & INCOME-- MF       12.6%         12.6%
-------------------------------------------------------------------

                                       * commenced operations on January 1, 1999



19



                        Touchstone Variable Series Trust

  TOUCHSTONE ENHANCED 30 FUND

  TOUCHSTONE ENHANCED 30 FUND

  The Fund's Investment Goal
  The Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average (DJIA).

  Its Principal Investment Strategies
  The Fund's portfolio is based on the 30 stocks that comprise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The Fund's portfolio will at all times consist of 30 stocks and up to 1/3 of these holdings may represent substituted stocks in the enhanced portion of the portfolio. The portfolio manager uses a database of 4,000 stocks from which to choose the companies that will be substituted in the enhanced portion of the portfolio. A specific process is followed to assist the portfolio manager in its selections:

     o The 4,000 stocks are reduced to 1,400 by screening for quality and market capitalization ($10 billion minimum) requirements.

     o A model is applied to select stocks that the portfolio manager believes are priced at a discount to intrinsic value. This model reduces the stock choices to about 300 companies.

     o The portfolio manager then searches for those companies that currently have a catalyst at work which may help to unlock their earnings potential.

  Stocks are sold when the portfolio manager believes they are overpriced or face a significant reduction in earnings prospects. The portfolio is rebalanced periodically or as needed due to changes in the DJIA or the other securities in the portfolio.

The portfolio manager's selection process is expected to cause the Fund's portfolio to have the following characteristics:

     o    Attractive valuation

     o Above-average earnings and dividend growth oAbove-average market capitalization ratio

     o    Dominant industry position

     o    Seasoned management

     o    Above-average quality

Unlike the DJIA, the Touchstone Enhanced 30 Fund is not price-weighted.



20



                        Touchstone Variable Series Trust

  TOUCHSTONE ENHANCED 30 FUND

The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o    If the dividend discount model falters in its stock screening process

     o If the stocks in the enhanced portion of the portfolio do not increase the Fund's return as expected

     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued

     o If the stocks in the Fund's portfolio are not as undervalued as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund will be most appealing to you if you are a moderate, or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it.

Performance Note
Performance information is only shown for those Funds which have had a full calendar year of operations. Since the Touchstone Enhanced 30 Fund started May 1, 1999, there is no performance information included in this prospectus.


  21

                        Touchstone Variable Series Trust

  TOUCHSTONE BALANCED FUND

  TOUCHSTONE BALANCED FUND

  The Fund's Investment Goal
  The Touchstone Balanced Fund seeks to achieve both an increase in share price and current income.

  Its Principal Investment Strategies
  The Fund invests in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The debt securities will be rated investment grade or at the two highest levels of non-investment grade.

  The Fund may also invest in:

     o    Warrants

     o    Preferred stocks

     o    Convertible securities

  The Fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries.

  In choosing equity securities for the Fund, the portfolio manager will seek out companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.


The Key Risks
The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down

     o If the stocks in the Fund's portfolio do not increase in value as expected

     o If earnings of companies the Fund invests in are not achieved and income available for interest or dividend payments is reduced

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because securities of companies in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the fund will achieve its goal.



22



                        Touchstone Variable Series Trust

  TOUCHSTONE BALANCED FUND

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.

Who May Want to Invest
This Fund is most appropriate for you if you are a risk neutral or moderately conservative investor. You may typically take a relatively low risk approach to investing and may be comfortable with a low level of volatility in your investments. While safety may be important to you, you may also value appreciation of your investments. If you invest in this Fund, you should be willing to accept some risk.

The Fund's Performance
The following bar chart indicates the risks of investing in the Touchstone Balanced Fund. It shows the performance of the Fund's shares in each full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                               TOUCHSTONE BALANCED
                                FUND PERFORMANCE


[BAR CHART DATA]

YEARS    TOTAL RETURN

1995     24.56%
1996     16.78%
1997     18.61%
1998     5.44%
1999     9.62%


      During the period shown in the bar chart, the highest quarterly return was 10.08% (for the quarter ended June 30, 1997) and the lowest quarterly return was -9.15% (for the quarter ended September 30, 1998).


  23

                        Touchstone Variable Series Trust

  TOUCHSTONE BALANCED FUND

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods.

The table below indicates the risks of investing in the Touchstone Balanced Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Standard & Poor's Composite Index of 500 Stocks (S&P
500), the Lehman Brothers Aggregate, a blend made up of 60% S&P 500 and 40% LBAggregate, and the Wiesenberger Balanced Domestic -- MF index. The Lehman Brothers Government/Corporate Index is composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better with at least one year to maturity and at least $25 million par outstanding. The Wiesenberger Balanced Domestic -- MF Index is a composite index of the annual returns of mutual funds that have an investment style similar to the Touchstone Balanced Fund.

For the periods ended December 31, 1999
----------------------------------------------------------------------------
                                        Past 12    Past 5   Since Fund
                                        Months      Years    Started*

           TOUCHSTONE BALANCED FUND      9.6%       14.8%      14.8%
----------------------------------------------------------------------------

                      S&P 500 INDEX      21.1%      28.5%      28.4%
----------------------------------------------------------------------------

          LEHMAN BROTHERS AGGREGATE     (0.8)%      7.7%       7.7%
BLEND-- 60% S&P500, 40% LBAGGREGATE      11.2%      18.7%      18.6%
----------------------------------------------------------------------------

WIESENBERGER BALANCED DOMESTIC-- MF      9.7%       15.1%      15.0%
----------------------------------------------------------------------------

                                     * commenced operations on November 21, 1994


  24

                        Touchstone Variable Series Trust

  TOUCHSTONE BOND FUND

  TOUCHSTONE BOND FUND

  The Fund's Investment Goal
  The Touchstone Bond Fund seeks to provide a high level of current income.

  Its Principal Investment Strategies
  The Fund invests primarily in higher quality investment grade debt securities (at least 65% of total assets). The Fund's investment in debt securities may be determined by the direction in which interest rates are expected to move because the value of these securities generally moves in the opposite direction from interest rates. The Fund expects to have an average maturity between five and fifteen years.

  The Fund invests in:

     o    Mortgage-related securities (up to 60%)

     o    Asset-backed securities

     o    Preferred stocks

  The Fund also invests in non-investment grade U.S. or foreign debt securities and preferred stock which are rated as low as B (up to 35%).

  In addition, the Fund may invest in:

     o    Debt securities denominated in foreign currencies (20% or less)


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

     o Because issuers of non-investment grade securities held by the Fund are more likely to be unable to make timely payments of interest or principal

     o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.


  25

                        Touchstone Variable Series Trust

  TOUCHSTONE BOND FUND

Who May Want to Invest
This Fund is most appropriate for you if you are a risk neutral or moderately conservative investor. You may typically take a relatively low risk approach to investing and may be comfortable with a low level of volatility in your investments. While safety may be important to you, you may also value appreciation of your investments.

The Fund's Performance
The bar chart which follows gives some indication of the risks of an investment in the Touchstone Bond Fund. It shows the performance of the Fund's shares for the one full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                                 TOUCHSTONE BOND
                                FUND PERFORMANCE


[BAR CHART DATA]

YEARS    TOTAL RETURN

1999     (1.28)%


      During the period shown in the bar chart, the highest quarterly return was 0.60% (for the quarter ended September 30, 1999) and the lowest quarterly return was -0.89% (for the quarter ended June 30, 1999).

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figure for the period.


  26

                        Touchstone Variable Series Trust

  TOUCHSTONE BOND FUND

The table below indicates the risks of investing in the Touchstone Bond Fund by comparing the Fund's performance to that of the Lehman Brothers Aggregate Bond and to the Wiesenberger: Corporate-Investment Grade Index. The Lehman Brothers Aggregate Bond is a blend made up of 60% S&P 500 and 40% LB Aggregate. The Lehman Brothers Government/Corporate Index is composed of 5,400 publicly issued corporate and U.S. government debt rated Baa or better with at least one year to maturity and at least $25 million par outstanding. The Wiesenberger:
Corporate-Investment Grade Index is an equal weighted index of variable annuity subaccounts within the stated investment category. Subaccounts in this category seek current income by investing a minimum of 65% in investment grade corporate debt issues. Investment grade securities must be BBB or higher, as rated by Standard & Poors. The subaccounts represented by this index involve investment risks which may include the loss of principal invested. This index represents the component subaccounts at closing unitvalue and includes all annual asset-based fees and expenses charged to those subaccounts, including management and insurance fees.

For the periods ended December 31, 1999
--------------------------------------------------------------------------
                                            Past 12         Since
                                            Months      Fund Started*

                    TOUCHSTONE BOND FUND       (1.3)%        (1.3)%
--------------------------------------------------------------------------

          LEHMAN BROTHERS AGGREGATE BOND       (0.8)%        (0.8)%
--------------------------------------------------------------------------

WIESENBERGER: CORPORATE-INVESTMENT GRADE       (1.7)%        (1.7)%
--------------------------------------------------------------------------

                                       * commenced operations on January 1, 1999


  27

                        Touchstone Variable Series Trust

  TOUCHSTONE STANDBY INCOME FUND

  TOUCHSTONE STANDBY INCOME FUND

  The Fund's Investment Goal
  The Touchstone Standby Income Fund seeks to provide a higher level of current income than a money market fund, while also seeking to prevent large fluctuations in the value of the investment made by a separate account.
  The Fund does not try to keep a constant $1.00 per share net asset value.

  Its Principal Investment Strategies
  The Fund invests mostly in various types of money market instruments. All investments will be rated at least investment grade. On average, the securities held by the Fund will mature in less than one year.

  The Fund's investments may include:

     o    Short-term government securities

     o    Mortgage-related securities

     o    Asset-backed securities

     o    Repurchase agreements

  The Fund may invest up to 50% of total assets in:

     o Securities denominated in U.S. dollars and issued in the U.S. by foreign issuers (known as Yankee bonds)

     o    Eurodollar certificates of deposit

  In addition, the Fund may invest in:

     o    Debt securities denominated in foreign currencies (up to 20%)

     o Corporate bonds, commercial paper, certificates of deposit, and bankers' acceptances


The Key Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o If interest rates go up, causing the value of any debt securities to decline

     o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies And Risks later in this Prospectus.


  28

                        Touchstone Variable Series Trust

  TOUCHSTONE STANDBY INCOME FUND

Who May Want to  Invest
This Fund is most appropriate for you if you are a risk neutral or moderately conservative investor. You may typically take a relatively low risk approach to investing and may be comfortable with a low level of volatility in your investments. While safety may be important to you, you may also value appreciation of your investments.

The Fund's Performance

The bar chart shown below indicates the risks of investing in the Touchstone Standby Income Fund. It shows the performance of the Fund's shares in each full calendar year since the Fund started.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                            TOUCHSTONE STANDBY INCOME
                                FUND PERFORMANCE


[BAR CHART DATA]

YEARS    TOTAL RETURN

1995     5.90%
1996     5.18%
1997     5.41%
1998     5.71%
1999     4.86%


      During the period shown in the bar chart, the highest quarterly return was 1.61% (for the quarter ended December 31, 1995) and the lowest quarterly return was 1.06% (for the quarter ended June 30, 1999).

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods.


  29

                        Touchstone Variable Series Trust

  TOUCHSTONE STANDBY INCOME FUND

The table below indicates the risks of investing in the Touchstone Standby Income Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Merrill Lynch 91-Day Treasury Index, to the 30-Day Money Market Yield Index and to the Smith Barney 3-Month Treasury Bill Index. The Merrill Lynch 91-Day Treasury Index consists of short-term U.S. Treasury securities, maturing in 91 days. The 30-Day Money Market Yield Index is an index of money market funds based on 30-day yields. The Smith Barney 3-Month Treasury Bill Index consists of short-term U. S. Treasury Securities, maturing in 90 days.

For the periods ended December 31, 1999
------------------------------------------------------------------------------
                                            Past 12   Past 5   Since Fund
                                            Months     Years    Started*

          TOUCHSTONE STANDBY INCOME FUND     4.9%      5.4%       5.4%
------------------------------------------------------------------------------

     MERRILL LYNCH 91-DAY TREASURY INDEX     4.8%      5.3%       5.4%
------------------------------------------------------------------------------

         30-DAY MONEY MARKET YIELD INDEX     4.6%      5.0%       5.0%
------------------------------------------------------------------------------

SMITH BARNEY 3-MONTH TREASURY BILL INDEX     4.7%      5.0%       5.0%
------------------------------------------------------------------------------

                                       * commenced operations on October 3, 1994


  30

                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

  INVESTMENT STRATEGIES AND RISKS

Can a Fund Depart from its Normal Strategies?
Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, a Fund may not achieve its investment goals.

Do the Funds Engage in Active Trading of Securities?
The Touchstone International Equity Fund and Touchstone Bond Fund may engage in active trading to achieve their investment goals. Frequent trading increases transaction costs, which would lower the Fund's performance.

Can a Fund Change its Investment Goal?
A Fund's investment goal(s) may be changed by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change took effect.

The Funds at a Glance
The following two tables can give you a quick basic understanding of the types of securities a Fund tends to invest in and some of the risks associated with a Fund's investments. You should read all of the information about a Fund and its risks before deciding to invest.


  31

                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

     How Can I Tell, at a Glance, Which Types of Securities a Fund Might Invest in?

     The following table shows the main types of securities in which each Fund generally will invest. Some of the Funds' investments are described in detail below:


                                                         TOUCHSTONE  TOUCHSTONE TOUCHSTONE  TOUCHSTONE  TOUCHSTONE
                                                          SMALL CAP   EMERGING INTERNATIONAL   HIGH        VALUE
                                                            VALUE      GROWTH     EQUITY       YIELD       PLUS
                                                            FUND        FUND       FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------------------

Financial Instruments
-----------------------------------------------------------------------------------------------------------------------

   Invests in U.S. stocks                                     o           o          o                       o
-----------------------------------------------------------------------------------------------------------------------

   Invests in foreign stocks                                              o          o
-----------------------------------------------------------------------------------------------------------------------

   Invests in investment grade debt securities                o           o          o           o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in non-investment grade debt securities                                   o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in foreign debt securities                                                o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in futures contracts                                                                  o
-----------------------------------------------------------------------------------------------------------------------

   Invests in forward currency contracts                                                         o
-----------------------------------------------------------------------------------------------------------------------

   Invests in asset-backed securities
-----------------------------------------------------------------------------------------------------------------------

   Invests in mortgage-related securities                                 o                      o
-----------------------------------------------------------------------------------------------------------------------

   Invests in real estate investment trusts (REITs)
-----------------------------------------------------------------------------------------------------------------------

Investment Techniques
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes securities of small cap companies               o           o
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes securities of mid cap companies                 o                                              o
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes securities of large cap companies                                                              o
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes undervalued stocks                              o           o                                  o
-----------------------------------------------------------------------------------------------------------------------

   Invests in securities of emerging markets countries                               o           o           o
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes dividend-paying common stocks
-----------------------------------------------------------------------------------------------------------------------

   Invests in short-term debt securities                      o                                  o           o
-----------------------------------------------------------------------------------------------------------------------


                                                         TOUCHSTONE  TOUCHSTONE                         TOUCHSTONE
                                                           GROWTH     ENHANCED  TOUCHSTONE  TOUCHSTONE    STANDBY
                                                          & INCOME       30      BALANCED      BOND       INCOME
                                                            FUND        FUND       FUND        FUND        FUND
-----------------------------------------------------------------------------------------------------------------------

Financial Instruments
-----------------------------------------------------------------------------------------------------------------------

   Invests in U.S. stocks                                     o           o          o
-----------------------------------------------------------------------------------------------------------------------

   Invests in foreign stocks                                  o                      o
-----------------------------------------------------------------------------------------------------------------------

   Invests in investment grade debt securities                o                      o           o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in non-investment grade debt securities            o                      o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in foreign debt securities                         o                      o           o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in futures contracts
-----------------------------------------------------------------------------------------------------------------------

   Invests in forward currency contracts
-----------------------------------------------------------------------------------------------------------------------

   Invests in asset-backed securities                                                            o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in mortgage-related securities                                                        o           o
-----------------------------------------------------------------------------------------------------------------------

   Invests in real estate investment trusts (REITs)                       o
-----------------------------------------------------------------------------------------------------------------------

Investment Techniques
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes securities of small cap companies
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes securities of mid cap companies
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes securities of large cap companies               o                      o
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes undervalued stocks                              o
-----------------------------------------------------------------------------------------------------------------------

   Invests in securities of emerging markets countries                    o                      o
-----------------------------------------------------------------------------------------------------------------------

   Emphasizes dividend-paying common stocks                   o
-----------------------------------------------------------------------------------------------------------------------

   Invests in short-term debt securities                                                                     o
-----------------------------------------------------------------------------------------------------------------------


32



                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

Additional Information About Fund Investments

FOREIGN COMPANIES. A foreign company is organized under the laws of a foreign country and:

     o    Has the principal trading market for its stock in a foreign country

     o Derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries

Foreign companies do not include companies based in Canada with respect to the Touchstone High Yield Fund.

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of the foreign security and are traded on U.S. exchanges.

INVESTMENT GRADE SECURITIES. Investment grade securities are generally rated BBB or better by Standard & Poor's Corporation (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

ASSET-BACKED SECURITIES. Asset-backed securities represent groups of other assets, for example credit card receivables, that are combined or pooled for sale to investors.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by:

     o    The Government National Mortgage Association (GNMA)

     o    The Federal National Mortgage Association (FNMA)

     o    The Federal Home Loan Mortgage Corporation (FHLMC)

     o    Commercial banks

     o    Savings and loan institutions

     o    Mortgage bankers

     o    Private mortgage insurance companies

REAL ESTATE INVESTMENT TRUSTS (REITS). REITs pool investors' money to invest primarily in income-producing real estate or real estate-related loans or interests.

"LARGE CAP", "MID CAP" AND "SMALL CAP" COMPANIES. A large cap company has a market capitalization of more than $5 billion. A mid cap company has a market capitalization of between $1 billion and $5 billion. A small cap company has a market capitalization of less than $1 billion.



33



                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

EMERGING GROWTH COMPANIES.  Emerging Growth companies are companies that have:

     o A total market capitalization less than that of the average of the companies in the Standard & Poor's 500 Composite Stock Price Index (S&P 500)

     o Earnings that the portfolio managers believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates

EMERGING MARKET COUNTRIES. Emerging Market countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that:

     o    Is organized under the laws of an emerging market country

     o Has its principal trading market for its stock in an emerging market country

     o Derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries

UNDERVALUED STOCKS. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered are:

     o    Price relative to earnings

     o    Price relative to cash flow

     o    Price relative to financial strength

REPURCHASE AGREEMENTS. Repurchase Agreements are collateralized by obligations issued or guaranteed as to both principal and interest by the U.S. Government, its agencies, and instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date. This date is usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.



  34

                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

How Can I Tell, at a Glance, a Fund's Key Risks?
The following table shows some of the risks to which each Fund is subject. Each risk is described in detail below:

                                                         TOUCHSTONE  TOUCHSTONE TOUCHSTONE  TOUCHSTONE  TOUCHSTONE
                                                          SMALL CAP   EMERGING INTERNATIONAL   HIGH        VALUE
                                                            VALUE      GROWTH     EQUITY       YIELD       PLUS
                                                            FUND        FUND       FUND        FUND        FUND
----------------------------------------------------------------------------------------------------------------------

Market Risk                                                   o           o          o                       o
----------------------------------------------------------------------------------------------------------------------

   Small Cap and Mid Cap Companies                            o           o
----------------------------------------------------------------------------------------------------------------------

   Emerging Growth Companies                                              o
----------------------------------------------------------------------------------------------------------------------

   Real Estate Investment Trusts
----------------------------------------------------------------------------------------------------------------------

Interest Rate Risk                                            o           o          o           o           o
----------------------------------------------------------------------------------------------------------------------

   Mortgage-Related Securities                                            o                      o
----------------------------------------------------------------------------------------------------------------------

Credit Risk                                                   o           o          o           o           o
----------------------------------------------------------------------------------------------------------------------

   Non-Investment Grade Securities                                                   o           o
----------------------------------------------------------------------------------------------------------------------

Foreign Investing Risk                                                    o          o           o
----------------------------------------------------------------------------------------------------------------------

   Emerging Market Countries                                              o          o           o
----------------------------------------------------------------------------------------------------------------------

   Political Risk                                                                    o           o
----------------------------------------------------------------------------------------------------------------------


                                                         TOUCHSTONE  TOUCHSTONE                         TOUCHSTONE
                                                           GROWTH     ENHANCED  TOUCHSTONE  TOUCHSTONE    STANDBY
                                                          & INCOME       30      BALANCED      BOND       INCOME
                                                            FUND        FUND       FUND        FUND        FUND
----------------------------------------------------------------------------------------------------------------------

Market Risk                                                   o           o          o
----------------------------------------------------------------------------------------------------------------------

   Small Cap and Mid Cap Companies
----------------------------------------------------------------------------------------------------------------------

   Emerging Growth Companies
----------------------------------------------------------------------------------------------------------------------

   Real Estate Investment Trusts                              o
----------------------------------------------------------------------------------------------------------------------

Interest Rate Risk                                            o                      o           o           o
----------------------------------------------------------------------------------------------------------------------

   Mortgage-Related Securities                                                                   o           o
----------------------------------------------------------------------------------------------------------------------

Credit Risk                                                   o                      o           o           o
----------------------------------------------------------------------------------------------------------------------

   Non-Investment Grade Securities                            o                      o           o
----------------------------------------------------------------------------------------------------------------------

Foreign Investing Risk                                        o                      o           o           o
----------------------------------------------------------------------------------------------------------------------

   Emerging Market Countries                                  o                      o
----------------------------------------------------------------------------------------------------------------------

   Political Risk
----------------------------------------------------------------------------------------------------------------------


Risks of Investing in the Funds

MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

     o Small Cap and Mid Cap Companies. Because small cap and mid cap companies normally have fewer shares outstanding than larger companies, it may be more difficult for the portfolio manager to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small cap companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small cap and mid cap companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available

  35

                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

          information about small cap and mid cap companies than for larger, more established companies. Although investing in securities of small cap and mid cap companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

     o Emerging Growth Companies. Investment in Emerging Growth companies is subject to enhanced risks because such companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of such companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

     o Real Estate Investment Trusts (REITs). Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also lose value due to changes in tax or other regulatory requirements.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

     o Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by a Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

CREDIT RISK. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.


36

                        Touchstone Variable Series Trust

  INVESTMENT STRATEGIES AND RISKS

     o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in non-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     o Emerging Markets Countries. Investments in a country that is still relatively under-developed involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

     o Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

  37

                        Touchstone Variable Series Trust

  THE FUNDS' MANAGEMENT

  THE FUNDS' MANAGEMENT

Investment Advisor
Touchstone Advisors, Inc., (the Advisor or Touchstone Advisors) located at
311 Pike Street, Cincinnati, Ohio 45202 is the investment advisor of the Funds.

Touchstone Advisors has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act) since 1994. As of December 31, 1999, Touchstone Advisors had $474 million in assets under management.

Touchstone Advisors is responsible for selecting Fund Sub-Advisors who have shown good investment performance in their areas of expertise. The Board of Trustees of the Trust reviews and must approve the Advisor's selections. Touchstone considers various factors in evaluating Fund Sub-Advisors, including:

     o    Level of knowledge and skill

     o    Performance as compared to its peers or benchmark

     o    Consistency of performance over five years or more

     o    Level of compliance with investment rules and strategies

     o    Employees, facilities and financial strength

     o    Quality of service

Touchstone will also continually monitor each Fund Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Fund Sub-Advisors.

Touchstone discusses its expectations for performance with each Fund Sub-Advisor. Touchstone provides written evaluations and recommendations to the Board of Trustees, including whether or not each Fund Sub-Advisor's contract should be renewed, modified or terminated.

Touchstone is also responsible for running all of the operations of the Funds, except for those that are subcontracted to the Fund Sub-Advisors, custodian, transfer agent and administrator.

Two or more Fund Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Fund Sub-Advisor, Touchstone allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone may change these allocations from time to time, often based upon the results of the evaluations of the Fund Sub-Advisors.

Each Fund pays Touchstone a fee for its services. Out of this fee, Touchstone pays each Fund Sub-Advisor a fee for its services.



  38

                        Touchstone Variable Series Trust

  THE FUNDS' MANAGEMENT

The fee paid to Touchstone by each Fund is shown in the table below:

----------------------------------------------------------------------
                                          Fee to Touchstone
                                          (as % of average
                                          daily net assets)

     TOUCHSTONE SMALL CAP VALUE FUND            0.80%
----------------------------------------------------------------------

     TOUCHSTONE EMERGING GROWTH FUND            0.80%
----------------------------------------------------------------------

TOUCHSTONE INTERNATIONAL EQUITY FUND            0.95%
----------------------------------------------------------------------

          TOUCHSTONE HIGH YIELD FUND            0.60%
----------------------------------------------------------------------

          TOUCHSTONE VALUE PLUS FUND            0.75%
----------------------------------------------------------------------

     TOUCHSTONE GROWTH & INCOME FUND            0.80%
----------------------------------------------------------------------

         TOUCHSTONE ENHANCED 30 FUND            0.65%
----------------------------------------------------------------------

            TOUCHSTONE BALANCED FUND            0.80%
----------------------------------------------------------------------

                TOUCHSTONE BOND FUND            0.55%
----------------------------------------------------------------------

      TOUCHSTONE STANDBY INCOME FUND            0.25%
----------------------------------------------------------------------

Fund Sub-Advisors
The Fund Sub-Advisors make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Fund Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

Fund Sub-Advisor to Touchstone Small Cap Value Fund and Touchstone Enhanced 30 Fund

Todd Investment Advisors, Inc. (Todd)
101 South Fifth St.  Suite 3160  Louisville, KY  40202

Todd has been registered as an investment advisor under the Advisers Act since 1967. Todd provides investment advisory services to individual and institutional clients. As of December 31, 1999, Todd had assets under management of $3.3 billion. Todd has been managing the Touchstone Small Cap Value Fund and the Touchstone Enhanced 30 Fund since each Fund's inception.

Curtiss M. Scott, Jr., CFA has primary responsibility for the day-to-day management of each of the Funds. Mr. Scott joined Todd in 1996. He currently manages both small cap and large cap products for Todd. He has 16 years of experience as a small cap portfolio manager and 21 years of industry experience. With regard to the Enhanced 30 Fund, Mr. Scott is supported by Robert P. Bordogna, President and Chief Executive Officer, and Bosworth M. Todd, founder and Chairman. Mr. Bordogna and Mr. Todd have worked together since 1980.

Todd is an affiliate of Touchstone. Therefore, Touchstone may have a conflict of interest when making decisions to keep Todd as a Fund Sub-Advisor. The Board of Trustees reviews all of Touchstone's decisions to reduce the possibility of a conflict of interest situation.


  39

                        Touchstone Variable Series Trust

  THE FUNDS' MANAGEMENT

Fund Sub-Advisors to the Touchstone Emerging Growth Fund

David L. Babson & Company, Inc. (Babson)
One Memorial Drive, Cambridge, MA 02142-1300

Babson has been registered as an investment advisor under the Advisers Act since 1940. Babson provides investment advisory services to individual and institutional clients. As of December 31, 1999, Babson and affiliates had assets under management of $66.1 billion. Babson has been managing the Touchstone Emerging Growth Fund since the Fund's inception.

Marilyn Mendel Han and Lance F. James have primary responsibility for the day-to-day management of the Fund. Ms. Han has been with the firm since 1994, and Mr. James has been with the firm since 1986.

Westfield Capital Management Company, Inc. (Westfield)

One Financial Center, Boston, MA 02111

Westfield has been registered as an investment advisor under the Advisers Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of December 31, 1999, Westfield had assets under management of $1.9 billion. Westfield has been managing the Touchstone Emerging Growth Fund since the Fund's inception.

William A. Muggia has managed the portion of the Touchstone Emerging Growth Fund's assets allocated to Westfield by the Advisor since April 1999. Mr. Muggia has been with Westfield since 1994.

Fund Sub-Advisor to the Touchstone International Equity Fund

Credit Suisse Asset Management, LLC (Credit Suisse)
One Citicorp Center, 153 East 53rd Street, New York, NY 10022

Credit Suisse has been registered as an investment advisor under the Advisers Act since 1968. Credit Suisse provides investment advisory services to individual and institutional clients and is a member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group. As of December 31, 1999, Credit Suisse Asset Management had assets under management of $203 billion. Credit Suisse has been managing the Touchstone International Equity Fund since the Fund's inception.

The Fund is managed by the Credit Suisse International Equity Management Team. The team consists of Larry Smith, Richard Watt, Steven D. Bleiberg, Alan Zlater, Emily Alejos and Robert B. Hrabchak.


  40

                        Touchstone Variable Series Trust

  THE FUNDS' MANAGEMENT

Fund Sub-Advisor to the Touchstone High Yield Fund, Touchstone Value Plus Fund, Touchstone Bond Fund, and Touchstone Standby Income Fund

Fort Washington Investment Advisors, Inc. (Fort Washington)
420 East Fourth Street, Cincinnati, OH 45202

Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individual and institutional clients. As of December 31, 1999, Fort Washington had assets under management of $18 billion. Fort Washington has been managing the Touchstone High Yield Fund, the Touchstone Value Plus Fund, the Touchstone Bond Fund and the Touchstone Standby Income Fund since each Fund's inception.

TOUCHSTONE HIGH YIELD FUND: Brendan M. White, CFA, joined Fort Washington Investment Advisors in 1993. He currently manages $750 million dollars in high yield assets. His expertise in the fixed income area includes high yield, investment grade and mortgage-backed securities. Mr. White has more than 10 years of fixed income management experience and was with Ohio Casualty prior to joining Fort Washington.

TOUCHSTONE VALUE PLUS FUND: John C. Holden has managed the Value Plus Fund since May 1998. Mr. Holden (CFA) joined Fort Washington in May 1997 and is Vice President and Senior Portfolio Manager. Mr. Holden previously served as senior portfolio manager with Mellon Private Asset Management in Pittsburgh, senior portfolio manager and investment analyst for Star Bank's Stellar Performance Group in Cincinnati, and senior employee benefit portfolio manager for First Kentucky Trust Company in Louisville.

TOUCHSTONE BOND FUND: Roger Lanham and Brendan White have managed the Bond Fund since October 1994. Mr. Lanham is a CFA and has been with Fort Washington since 1980. Mr. White is a CFA and has been with Fort Washington since 1993.

TOUCHSTONE STANDBY INCOME FUND: Christopher J. Mahony has managed the Standby Income Fund since October 1994. Mr. Mahony joined Fort Washington in 1994 after eight years of investment experience with Neuberger & Berman.

Fort Washington is an affiliate of Touchstone. Therefore, Touchstone may have a conflict of interest when making decisions to keep Fort Washington as a Fund Sub-Advisor. The Board of Trustees reviews all of Touchstone's decisions to reduce the possibility of a conflict of interest situation.


  41

                        Touchstone Variable Series Trust

  THE FUNDS' MANAGEMENT

Fund Sub-Advisor to the Touchstone Growth & Income Fund

Scudder Kemper Investments, Inc. (Scudder Kemper)
345 Park Avenue, New York, NY 10154

Scudder Kemper and its predecessors have provided investment advisory services to mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts since 1919. As of December 31, 1999, Scudder Kemper had assets under management of $295 billion. Scudder Kemper has been managing the Growth & Income Fund since June 1997.

Lori Ensinger, Lead Portfolio Manager, has managed the Fund since September of 1997. She has been a portfolio manager since 1983 and joined Scudder in 1993. Diane Sorbin is also a portfolio manager on the Scudder Kemper Institutional Growth & Income product. She has been a portfolio manager since 1986 and joined Scudder Kemper in 2000.

Fund Sub-Advisor to the Touchstone Balanced Fund

OpCap Advisors (OpCap)
Oppenheimer Tower, One World Financial Center, New York, NY 10281

OpCap is a subsidiary of Oppenheimer Capital. Oppenheimer Capital has been registered as an investment advisor under the Advisers Act since 1968 and its employees perform all investment advisory services provided to the Fund. As of December 31, 1999, Oppenheimer Capital and its subsidiaries had assets under management of $52 billion. OpCap has been managing the Touchstone Balanced Fund since May of 1997.

Louis Goldstein has managed the equity portion of the Touchstone Balanced Fund since April of 1999. Robert J. Bluestone and Matthew Greenwald have managed the fixed-income portion of the Balanced Fund since 1997. Mr. Goldstein joined Oppenheimer Capital in 1991. Mr. Bluestone joined Oppenheimer Capital in 1986 and is Managing Director. Mr. Greenwald joined Oppenheimer Capital in 1989 and is Vice President.


  42

                        Touchstone Variable Series Trust

  INVESTING WITH TOUCHSTONE

  INVESTING WITH TOUCHSTONE

Choosing the Appropriate Funds to Match Your Goals
Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals. Your financial advisor can help you buy a variable annuity contract or variable life policy that would allow you to choose the Funds.

Purchasing Shares
You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity contract or variable life policy. You should read this prospectus and the prospectus of the variable annuity contract or variable life policy carefully before you choose your investment options.

The Touchstone variable annuity contracts are issued by separate accounts of Western-Southern Life Assurance Company. The Columbus Life variable life insurance policies are issued by a separate account of Columbus Life Insurance Company. The separate accounts buy Fund shares based on the instructions that they receive from the contract owners.

     o Investor Alert: Touchstone reserves the right to refuse any purchase order.

Selling Shares
To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Pricing of Fund Shares
Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. The Fund calculates the NAV per share, generally using market prices, by dividing the total value of its net assets by the number of its shares outstanding. Shares are purchased or sold at the NAV next determined after a purchase or sale order is received in proper form by Touchstone.

A Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.

  43

                        Touchstone Variable Series Trust

  INVESTING WITH TOUCHSTONE

     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.

     o Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

  44

                        Touchstone Variable Series Trust

  DISTRIBUTIONS AND TAXES

  DISTRIBUTIONS AND TAXES

Dividends and Other Distributions
Each Touchstone Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Touchstone Fund, other than the Touchstone Standby Income Fund, will declare and pay dividends annually. The Touchstone Standby Income Fund will declare dividends daily and pay dividends monthly.

Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.

Tax Information
Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts which issue your variable annuity contract or variable life policy, as the owner of the Funds' shares, may be affected.

Each Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.


[SIDEBAR]: OOOYou should consult with your tax advisor to address your own tax situation.


  45

                        Touchstone Variable Series Trust

  FINANCIAL HIGHLIGHTS

  FINANCIAL HIGHLIGHTS

These financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 1999 has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.



-----------------------------------------------------------------------------------------------------------------------
  Touchstone Small Cap Value Fund

                                                                                                   PERIOD ENDED
                                                                                                    12/31/99(A)
-----------------------------------------------------------------------------------------------------------------------

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                                                                   $ 10.00
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                                                                             (0.03)
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments                                                    1.82
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                                                                          1.79
-----------------------------------------------------------------------------------------------------------------------

  Less Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                                                                    --
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                                                                   --
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                                                                         $ 11.79
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                                                                         17.90%
-----------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                                                                     $12,070
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                                                                             1.00%(c)
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                                                                            (0.48)%(c)
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement                                                               2.03%(c)
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                                                                          86%
-----------------------------------------------------------------------------------------------------------------------





  46



                        Touchstone Variable Series Trust



  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
  Touchstone Emerging Growth Fund
-----------------------------------------------------------------------------------------------------------------------

  PERIOD ENDED                                     12/31/95      12/31/96     12/31/97     12/31/98     12/31/99

  Per Share Operating Performance

  Net Asset Value, Beginning of Period                  $10.10       $11.27       $12.20      $ 15.40      $ 15.33
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                            0.11         0.04         0.03         0.02        (0.05)
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss)
   on Investments                                         1.87         1.22         4.06         0.46         7.13
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                        1.98         1.26         4.09         0.48         7.08
-----------------------------------------------------------------------------------------------------------------------

  Less: Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                  (0.15)       (0.04)       (0.03)       (0.03)       --
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                 (0.66)       (0.29)       (0.86)       (0.52)       (3.18)
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                      --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                      (0.81)       (0.33)       (0.89)       (0.55)       (3.18)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                        $11.27       $12.20      $ 15.40      $ 15.33      $ 19.23
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                       19.57%       11.16%       33.67%        3.28%       46.75%
-----------------------------------------------------------------------------------------------------------------------

  Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                    $2,615       $5,771      $19,417      $31,264      $36,879
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                           1.15%        1.15%        1.15%        1.15%        1.15%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                           1.09%        0.50%        0.27%        0.14%       (0.34)%
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement             3.73%        3.22%        2.19%        1.49%        1.42%
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                       101%          89%          88%          66%          89%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
  Touchstone International Equity Fund
-----------------------------------------------------------------------------------------------------------------------

  PERIOD ENDED                                     12/31/95      12/31/96     12/31/97     12/31/98     12/31/99

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                  $ 9.51       $10.00      $ 11.07      $ 12.01      $ 13.96
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                            0.04         0.06         0.07         0.06         0.06
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss)
   on Investments                                         0.48         1.08         1.56         2.37         5.00
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                        0.52         1.14         1.63         2.43         5.06
-----------------------------------------------------------------------------------------------------------------------

  Less: Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                  (0.03)       (0.07)       (0.05)       (0.10)       (0.07)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                 --           --           (0.64)       (0.38)       (1.41)
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                      --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                      (0.03)       (0.07)       (0.69)       (0.48)       (1.48)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                        $10.00       $11.07      $ 12.01      $ 13.96      $ 17.54
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                        5.45%       11.47%       14.76%       20.21%       36.47%
-----------------------------------------------------------------------------------------------------------------------

  Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                     $5,215       $8,758      $19,703      $33,813      $40,663
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                           1.25%        1.25%        1.25%        1.25%        1.25%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                           0.46%        0.86%        0.71%        0.49%        0.37%
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement             3.69%        3.03%        3.19%        1.95%        1.84%
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                       86%          90%         149%         141%         156%
-----------------------------------------------------------------------------------------------------------------------





  47



                        Touchstone Variable Series Trust


  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
  Touchstone High Yield Fund

                                                                                                   PERIOD ENDED
                                                                                                    12/31/99(A)


  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                                                                   $ 10.00
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                                                                              0.58
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments                                                   (1.39)
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                                                                         (0.81)
-----------------------------------------------------------------------------------------------------------------------

  Less Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                                                                    (0.58)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                                                                   --
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                                                                        (0.58)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                                                                          $ 8.61
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                                                                         (8.11)%
-----------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                                                                      $14,916
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                                                                             0.80%(c)
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                                                                             9.41%(c)
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement                                                               1.53%(c)
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                                                                          42%
-----------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------
  Touchstone Value Plus Fund


  PERIOD ENDED                                                                            12/31/98(D)   12/31/99

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                                                         $10.00       $10.18
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                                                                   0.03         0.03
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments                                         0.18         1.49
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                                                               0.21         1.52
-----------------------------------------------------------------------------------------------------------------------

  Less Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                                                         (0.03)       (0.03)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                                                        --           (0.45)
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                                                             --           --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                                                             (0.03)       (0.48)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                                                              $ 10.18      $ 11.22
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                                                               2.11%       15.02%
-----------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                                                            $3,168       $7,171
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                                                                  1.15%(c)     1.15%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                                                                  0.65%(c)     0.26%
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement                                                    7.49%(c)     2.37%
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                                                              100%         101%
-----------------------------------------------------------------------------------------------------------------------




  48



                        Touchstone Variable Series Trust

  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
  Touchstone Growth and Income Fund

                                                                                                   PERIOD ENDED
                                                                                                    12/31/99(E)

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                                                                   $ 10.46
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                                                                              0.23
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments                                                    0.02
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                                                                          0.25
-----------------------------------------------------------------------------------------------------------------------

  Less Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                                                                    --
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                                                                   --
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                                                                         $ 10.71
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                                                                          2.39%
-----------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                                                                     $64,779
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                                                                             0.85%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                                                                             1.49%
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement                                                               1.28%
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                                                                       65%
-----------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------
  Touchstone Enhanced 30 Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   PERIOD ENDED
                                                                                                    12/31/99(A)
-----------------------------------------------------------------------------------------------------------------------

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                                                                   $ 10.00
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                                                                              0.05
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments                                                    0.55

  Total from Investment Operations                                                                          0.60

  Less Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                                                                    (0.05)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                                                                   --
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                                                                        (0.05)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                                                                         $ 10.55
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                                                                          5.99%
-----------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                                                                     $13,532
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                                                                             0.75%(c)
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                                                                             0.83%(c)
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement                                                               1.77%(c)
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                                                                           9%
-----------------------------------------------------------------------------------------------------------------------




  49



                        Touchstone Variable Series Trust

  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
  Touchstone Balanced Fund
-----------------------------------------------------------------------------------------------------------------------

  PERIOD ENDED                                     12/31/95      12/31/96     12/31/97     12/31/98     12/31/99

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                  $10.17       $11.48      $ 12.84      $ 13.99      $ 13.96
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                            0.32         0.30         0.31         0.35         0.43
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss)
   on Investments                                         2.15         1.60         2.05         0.40         0.90
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                        2.47         1.90         2.36         0.75         1.33

  Less: Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                  (0.37)       (0.30)       (0.32)       (0.37)       (0.43)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                 (0.79)       (0.24)       (0.89)       (0.41)       (1.06)
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                      --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                      (1.16)       (0.54)       (1.21)       (0.78)       (1.49)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                        $11.48       $12.84      $ 13.99      $ 13.96      $ 13.80
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                       24.56%       16.78%       18.61%        5.44%        9.62%
-----------------------------------------------------------------------------------------------------------------------

  Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                    $2,895       $6,695      $22,287      $41,250      $36,716
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                           0.90%        0.90%        0.90%        0.90%        0.90%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                           2.87%        2.76%        2.61%        2.67%        2.55%
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement             3.46%        2.72%        2.04%        1.37%        1.35%
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover Rate                                  124%          75%          86%          51%          73%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
  Touchstone Bond Fund
-----------------------------------------------------------------------------------------------------------------------
                                                                                                   PERIOD ENDED
                                                                                                    12/31/99(E)
-----------------------------------------------------------------------------------------------------------------------

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                                                                   $ 10.20
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                                                                              0.76
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss) on Investments                                                   (0.89)

  Total from Investment Operations                                                                         (0.13)

  Less Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                                                                    (0.09)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                                                                   --
-----------------------------------------------------------------------------------------------------------------------

  Return of Capital                                                                                        --
-----------------------------------------------------------------------------------------------------------------------

  Total Dividends and Distributions                                                                        (0.09)
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, End of Period                                                                          $ 9.98
-----------------------------------------------------------------------------------------------------------------------

  Total Return (b)                                                                                          (1.28)%
-----------------------------------------------------------------------------------------------------------------------

  Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                                                                      $34,700
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                                                                             0.75%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                                                                             6.04%
-----------------------------------------------------------------------------------------------------------------------

   Expenses, without Waiver and Reimbursement                                                               1.07%
-----------------------------------------------------------------------------------------------------------------------

  Portfolio Turnover                                                                                          45%
-----------------------------------------------------------------------------------------------------------------------




  50

                        Touchstone Variable Series Trust

  FINANCIAL HIGHLIGHTS

-----------------------------------------------------------------------------------------------------------------------
  Touchstone Standby Income Fund
-----------------------------------------------------------------------------------------------------------------------

  PERIOD ENDED                                     12/31/95      12/31/96     12/31/97     12/31/98     12/31/99

  Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------

  Net Asset Value, Beginning of Period                  $10.03       $10.02      $ 10.01      $ 10.00      $ 10.01
-----------------------------------------------------------------------------------------------------------------------

  Income from Investment Operations
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income (Loss)                            0.56         0.52         0.54         0.55         0.56
-----------------------------------------------------------------------------------------------------------------------

  Net Realized and Unrealized Gain (Loss)
   on Investments                                        (0.01)       (0.01)       (0.01)        0.01        (0.09)
-----------------------------------------------------------------------------------------------------------------------

  Total from Investment Operations                        0.55         0.51         0.53         0.56         0.47

  Less: Dividends and Distributions to Shareholders from:
-----------------------------------------------------------------------------------------------------------------------

  Net Investment Income                                  (0.56)       (0.52)       (0.54)       (0.55)       (0.56)
-----------------------------------------------------------------------------------------------------------------------

  Realized Capital Gains                                 --           --           --           --           --

  Return of Capital                                      --           --           --           --           --

  Total Dividends and Distributions                      (0.56)       (0.52)       (0.54)       (0.55)       (0.56)

  Net Asset Value, End of Period                        $10.02       $10.01      $ 10.00      $ 10.01     $   9.92

  Total Return (b)                                        5.90%        5.18%        5.41%        5.71%        4.86%
-----------------------------------------------------------------------------------------------------------------------

  Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------

  Net Assets at End of Period (000s)                    $5,790       $9,105      $17,562      $26,450      $29,479
-----------------------------------------------------------------------------------------------------------------------

  Ratios to Average Net Assets:
-----------------------------------------------------------------------------------------------------------------------

   Net Expenses                                           0.50%        0.50%        0.50%        0.50%        0.50%
-----------------------------------------------------------------------------------------------------------------------

   Net Investment Income (Loss)                           5.59%        5.15%        5.42%        5.47%        5.65%

   Expenses, without Waiver and Reimbursement             1.73%        1.54%        1.48%        0.95%        0.87%

  Portfolio Turnover                                       159%         143%         251%         328%          56%
-----------------------------------------------------------------------------------------------------------------------



(a)  The Fund commenced operations on May 1, 1999.

(b) Total return would have been lower had certain expenses not been reimbursed or waived during the period shown.

(c)  Ratios are annualized.

(d)  The Fund commenced operations on May 1, 1998.

(e)  The Fund commenced operations on January 1, 1999.



  51

                        Touchstone Variable Series Trust

  FOR MORE INFORMATION

  FOR MORE INFORMATION

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

                            Touchstone Service Center
                                  400 Broadway
                             Cincinnati, Ohio 45202
                             800.669.2796 (Press 2)
                         http://www.touchstonefunds.com

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C.

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund may be obtained on the Commission's Internet site at http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act file no. 811-8416






                        TOUCHSTONE VARIABLE SERIES TRUST



                        O TOUCHSTONE SMALL CAP VALUE FUND



                        O TOUCHSTONE EMERGING GROWTH FUND



                     O TOUCHSTONE INTERNATIONAL EQUITY FUND



                          O TOUCHSTONE HIGH YIELD FUND



                          O TOUCHSTONE VALUE PLUS FUND



                        O TOUCHSTONE GROWTH & INCOME FUND



                          O TOUCHSTONE ENHANCED 30 FUND



                           O TOUCHSTONE BALANCED FUND



                             O TOUCHSTONE BOND FUND



                        O TOUCHSTONE STANDBY INCOME FUND



52


                        Touchstone Variable Series Trust

                        TOUCHSTONE VARIABLE SERIES TRUST


                       Touchstone Income Opportunity Fund

                             Supplemental Prospectus

                                   May 1, 2000




Neither the Securities and Exchange Commission nor any state securities commission has approved any Fund's shares as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

                                                                            PAGE

Information About The Fund                                                     3

Touchstone Income Opportunity Fund                                             4

Investment Strategies And Risks                                                7

The Fund's Management                                                         12

Investing With Touchstone                                                     13

Distributions And Taxes                                                       14

Financial Highlights                                                          15

For More Information                                                          16

INFORMATION ABOUT THE FUND

Touchstone Variable Series Trust

Touchstone Variable Series Trust (TVST) is a group of mutual funds. Each Fund has a different investment goal and risk level. This prospectus relates solely to the Touchstone Income Opportunity Fund.

Shares of the Fund described in this Prospectus can be purchased by insurance company separate accounts.

You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable life policy. You should read the prospectus for the variable annuity contract or variable life policy that you want to purchase to learn about purchasing a contract and selecting your investment options. That prospectus also contains information about the contract, your investment options, the sub-account and expenses related to purchasing a variable annuity contract or variable universal life policy.

Touchstone Income Opportunity Fund

The Fund's Investment Goal
The Touchstone Income Opportunity Fund seeks to achieve a high level of current income as its main goal. The Fund may also seek to increase the value of Fund shares, if consistent with its main goal.

Its Principal Investment Strategies
The Fund invests primarily in debt securities. These debt securities will generally be more risky non-investment grade corporate and government securities (up to 100% of total assets). Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative.

The Fund's investments may include:

o Securities of foreign companies (up to 100%), but only up to 30% of its assets in securities of foreign companies that are denominated in a currency other than the U.S. dollar

o    Debt securities that are emerging market securities (up to 65%)

o    Mortgage-related securities, loans and loan participations

o    Currency futures and option contracts

The Key Risks
The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

o If interest rates go up, causing the value of any debt securities held by the Fund to decline

o Because issuers of non-investment grade debt securities held by the Fund are more likely to be unable to make timely payments of interest or principal

o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

o Because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in emerging market securities than other foreign securities

o Because mortgage-related securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

o Because currency futures and options may reduce the potential gain from an investment or intensify a loss

o Because loans and loan participations may be more difficult to sell than other investments and are subject to the risk of borrower default

o    If the stock market as a whole goes down

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading Investment Strategies and Risks later in this Prospectus.

Who May Want to Invest
This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you.

The Fund's Performance
The bar chart shown below indicates the risks of investing in the Touchstone Income Opportunity Fund.

The Fund's past performance does not necessarily indicate how it will perform in the future.

                          TOUCHSTONE INCOME OPPORTUNITY
                                FUND PERFORMANCE

--------------------------------------------------------------------------------
                           YEAR                        TOTAL RETURN

                           1995                        23.35%
                           1996                        27.37%
                           1997                        12.03%
                           1998                       -12.27%
                           1999                         2.74%
--------------------------------------------------------------------------------


During the period shown in the bar chart, the highest quarterly return was 15.38% (for the quarter ended June 30, 1995) and the lowest quarterly return was -16.67% (for the quarter ended September 30, 1998).

The performance information shown here does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods.

The table below shows how the Fund's average annual returns for the periods shown compare to those of the Lehman Brothers Corporate Bond Index, the Wiesenberger Corp-High Yield-MF Index, and the Wiesenberger Global Income-MF Index. The Lehman Brothers Corporate Bond Index is based on all publicly issued intermediate fixed-rate, non-convertible investment grade domestic corporate debt. The Wiesenberger Corp-High Yield-MF Index and the Wiesenberger Global Income-MF Index are composite indexes of the annual returns of mutual funds that have an investment style similar to the Touchstone Income Opportunity Fund.

For the periods ended December 31, 1999

                                                     Past 12           Five             Since
                                                     Months            Years            Fund Started
                                                                                        (11/21/94)

Touchstone Income Opportunity Fund                    2.7%              9.7%              8.2%
Lehman Brothers Corporate Bond Index                 (2.1%)             8.1%              8.2%
Wiesenberger Corp-High Yield-MF                       2.9%              8.5%              8.4%
Wiesenberger Global Income-MF                        (1.9%)             5.7%              5.3%

INVESTMENT STRATEGIES AND RISKS

Can the Fund Depart from its Normal Strategies?
The Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, the Fund may not achieve its investment goals.

Does the Fund Engage in Active Trading of Securities?
The Touchstone Income Opportunity Fund may engage in active trading to achieve its investment goals. Frequent trading increases transaction costs, which would lower the Fund's performance.

Can the Fund Change its Investment Goals?
The Fund's investment goals may be changed by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change took effect.

The Fund at a Glance
The following two lists can give you a quick basic understanding of the types of securities the Touchstone Income Opportunity Fund tends to invest in and some of the risks associated with the Fund's investments. You should read all of the information about the Fund and its risks before deciding to invest.

INVESTMENT STRATEGIES AND RISKS

How Can I Tell, at a Glance,Which Types of Securities the Fund Might Invest in? The following list shows the main types of securities in which the Touchstone Income Opportunity Fund generally will invest. Some of the Fund's investments are described in detail below:

FINANCIAL INSTRUMENTS

     -    Invests in investment grade debt securities

     -    Invests in non-investment grade debt securities

     -    Invests in foreign debt securities

     -    Invests in futures contracts

     -    Invests in forward currency contracts

     -    Invests in mortgage-related securities

INVESTMENT TECHNIQUES

     -    Invests in securities of emerging markets countries


Additional Information About Fund Investments

FOREIGN COMPANIES. A foreign company is organized under the laws of a foreign country and:

     -    Has the principal trading market for its stock in a foreign country

     - Derives at least 50% of its revenues or profits from operations in foreign countries or has at least 50% of its assets located in foreign countries

INVESTMENT GRADE SECURITIES. Investment grade securities are generally rated BBB or better by Standard & Poor's Rating Service (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds" and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

MORTGAGE-RELATED SECURITIES. Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors. The loans may be grouped together by:

     -    The Government National Mortgage Association (GNMA)

     -    The Federal National Mortgage Association (FNMA)

     -    The Federal Home Loan Mortgage Corporation (FHLMC)

     -    Commercial banks

     -    Savings and loan institutions

     -    Mortgage bankers

     -    Private mortgage insurance companies

EMERGING MARKET SECURITIES. Emerging Market securities are issued by a company that:

     - Is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States)

     - Has its principal trading market for its stock in an emerging market country

     - Derives at least 50% of its revenues or profits from operations within emerging market countries or has at least 50% of its assets located in emerging market countries

How Can I Tell, at a Glance, the Fund's Key Risks?
The following list shows some of the main risks to which the Touchstone Income Opportunity Fund is subject. Each risk is described in detail below:

INTEREST RATE RISK

     -    Mortgage-Related Securities

CREDIT RISK

     -    Non-Investment Grade Securities

FOREIGN INVESTING RISK

     -    Emerging Market Risk

     -    Political Risk


Risks of Investing in the Fund
INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

     - Mortgage-related securities. Payments from the pool of loans underlying a mortgage-related security may not be enough to meet the monthly payments of the mortgage-related security. If this occurs, the mortgage-related security will lose value. Also, prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-related security and will affect the average life of the mortgage-related securities held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-related securities may be less likely to increase in value during periods of falling interest rates than other debt securities.

CREDIT RISK. The debt securities in the Fund's portfolio are subject to credit risk.

Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

     - Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in non-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     - Emerging Markets Risk. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

     - Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

THE FUNDS' MANAGEMENT

Investment Advisor

Touchstone Advisors, Inc., (the Advisor or Touchstone Advisors) located at 311 Pike Street, Cincinnati, Ohio 45202 is the investment advisor of the Funds. Touchstone Advisors has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act) since 1994.

As of December 31, 1999, Touchstone Advisors had $422 million in assets under management. Touchstone Advisors is responsible for selecting a Fund Sub-Advisor who has shown good investment performance in their areas of expertise. The Board of Trustees of the Trust reviews and must approve the Advisor's selections. Touchstone considers various factors in evaluating the Fund's Sub-Advisor, including:

     o    Level of knowledge and skill

     o    Performance as compared to its peers or benchmark

     o    Consistency of performance over five years or more

     o    Level of compliance with investment rules and strategies

     o    Employees, facilities and financial strength

     o    Quality of service

Touchstone will also continually monitor the Fund's Sub-Advisor performance through various analyses and through in-person, telephone and written consultations with the Fund's Sub-Advisor.

Touchstone discusses its expectations for performance with the Fund Sub-Advisor. Touchstone provides written evaluations and recommendations to the Board of Trustees, including whether or not the Fund's Sub-Advisor contract should be renewed, modified or terminated.

Touchstone is also responsible for running all of the operations of the Funds, except for those that are subcontracted to the Fund Sub-Advisor, custodian, transfer agent and administrator.

The fee paid to Touchstone by the Income Opportunity Fund is shown below:

Touchstone Income Opportunity Fund          0.65%    (average daily net assets)

Fund Sub-Advisor
The Fund Sub-Advisor makes the day-to-day decisions regarding buying and selling specific securities for the Fund. The Fund Sub-Advisor manages the investments held by the Fund according to the Fund's investment goals and strategies.

Fund Sub-Advisor to the Touchstone Income Opportunity Fund
Alliance Capital Management L.P. (Alliance)
1345 Avenue of the Americas, NewYork, NY 10105

Alliance has been registered as an investment advisor under the Advisers Act since 1971. Alliance provides investment advisory services to individual and institutional clients. As of December 31, 1999, Alliance had assets under management of over $368 billion. Alliance has been managing the Income Opportunity Fund since the Fund's inception.

Wayne Lyski and Vicki Fuller have primary responsibility for the day-to-day management of the Fund. Mr. Lyski has been with Alliance since 1983. Ms. Fuller
(CPA) has been with Alliance, and its predecessors, since 1985.

INVESTING WITH TOUCHSTONE

Purchasing Shares
You cannot buy shares of the Fund directly. You can invest indirectly in the Fund through your purchase of a variable annuity contract or variable univeral life policy. You should read this prospectus and the prospectus of the variable annuity contract or variable univeral life policy carefully before you choose your investment options.

The Touchstone variable annuity contracts are issued by separate accounts of Western-Southern Life Assurance Company. The variable universal life insurance policies are issued by a separate account of Columbus Life Insurance Company. The separate accounts buy Fund shares based on the instructions that they receive from the contract owners.

     o Investor Alert: If incomplete information is forwarded, Touchstone reserves the right to refuse any purchase order.

          Selling Shares To meet various obligations under the contracts, the separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Fund may suspend sales of shares or postpone payment dates when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

Pricing of Fund Shares
Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. The fund calculates the NAV per share, generally using market prices, by dividing the total value of its net assets by the number of its shares outstanding. Shares are purchased at the NAV next determined after a purchase or sale order is received in proper form by Touchstone.

A Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.

     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of NAV.

     o Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

Dividends and Other Distributions
The Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Fund will declare and pay dividends annually.

Distributions of any net realized long-term and short-term capital gains earned by the Fund will be made at least annually.

Tax Information
Because you do not own shares of the Fund directly, your tax situation is not likely to be affected by the Fund's distributions. The separate accounts which issue your variable annuity contract, or variable universal life policy as the owner of the Fund's shares, may be affected.

The Fund's distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). The Fund's distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

***  You should consult with your tax advisor to address your own tax situation.

FINANCIAL HIGHLIGHTS
TOUCHSTONE VARIABLE SERIES TRUST
The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional Information, which is available upon request. Financial Highlights for the years prior to 1999 were audited by other auditors.


Year Ended                                                   12/31/95     12/31/96     12/31/97   12/31/98    12/31/99
                                                           --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period                           $ 9.42       $10.09       $11.21    $ 11.02       $8.69
                                                           --------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                                     1.22         1.17         1.20       1.02        1.11
                                                           --------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
 on Investments                                                  0.79         1.45         0.11      (2.30)      (0.88)
                                                           --------------------------------------------------------------
Total from Investment Operations                                 2.01         2.62         1.31      (1.28)       0.23
                                                           --------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income                                           (1.34)       (1.17)       (1.19)     (1.02)      (1.22)
                                                           --------------------------------------------------------------
Realized Capital Gains                                             --        (0.33)       (0.31)        --        ----
                                                           --------------------------------------------------------------
Return of Capital                                                  --           --           --      (0.03)       ----
                                                           --------------------------------------------------------------
Total Dividends and Distributions                               (1.34)       (1.50)       (1.50)     (1.05)      (1.22)
                                                           --------------------------------------------------------------
Net Asset Value, End of Period                                 $10.09       $11.21      $ 11.02     $ 8.69       $7.70
                                                           --------------------------------------------------------------
Total Return (a)                                                23.35%       27.37%       12.03%   (12.27)%       2.74%
                                                           --------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets at End of Period (000s)                             $2,602       $8,268      $26,879    $34,494     $25,488
                                                           --------------------------------------------------------------
Ratios to Average Net Assets:
Net Expenses                                                     0.85%        0.85%        0.85%      0.85%       0.85%
                                                           --------------------------------------------------------------
Net Investment Income (Loss)                                    12.81%       11.85%       10.93%     10.40%      10.98%
                                                           --------------------------------------------------------------
Expenses, without Waiver & Reimburs.                             3.54%        2.85%        1.72%      1.25%       1.29%
                                                           --------------------------------------------------------------
Portfolio Turnover                                                104%         213%         189%       175%        176%
                                                           --------------------------------------------------------------

(a) Total Returns would have been lower had certain expenses not been reimbursed or waived during the periods shown.

FOR MORE INFORMATION

For investors who want more information about the Fund, the following documents are available free upon request:

Statement of Additional Information

(SAI): The SAI provides more detailed information about the Fund and is legally a part of this prospectus.

Annual/Semi-Annual Reports: The Fund's annual and semi-annual reports provide additional information about the Fund's investments. In each Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Fund by contacting your financial advisor, or the Fund at:

Touchstone Variable Annuity
Service Center
400 Broadway
Cincinnati, Ohio 45202
800.669.2796 (Press 2)
http://www.touchstonefunds.com

Information about the Fund (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Fund may be obtained on the Commission's Internet site at http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

                        TOUCHSTONE VARIABLE SERIES TRUST
                         Touchstone Small Cap Value Fund
                         Touchstone Emerging Growth Fund
                      Touchstone International Equity Fund
                       Touchstone Income Opportunity Fund
                           Touchstone High Yield Fund
                           Touchstone Value Plus Fund
                         Touchstone Growth & Income Fund
                           Touchstone Enhanced 30 Fund
                            Touchstone Balanced Fund
                              Touchstone Bond Fund
                         Touchstone Standby Income Fund

                       Statement of Additional Information
                                   May 1, 2000

                This Statement of Additional Information is not a Prospectus, but it relates to the Prospectus of Touchstone Variable Series Trust and the Prospectus of the Touchstone Income Opportunity Fund, (the "Prospectus") dated May 1, 2000.

                Financial statements are incorporated by reference into this Statement of Additional Information from the Funds' most recent annual report.


                You can get a free copy of the Prospectus of Touchstone Variable Series Trust or the Funds' most recent annual and semi-annual reports, request other information and discuss your questions about the Funds by contacting your financial advisor or Touchstone at:


                   Touchstone Variable Annuity Service Center
                                 Mail Station 74
                                  400 Broadway
                             Cincinnati, Ohio 45202
                            (800) 669-2796 (Press 2)
                         http://www.touchstonefunds.com


                You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission.

                You can get text-only copies:


                         For a fee by writing to or calling the Public Reference Room of the Commission, Washington, D.C. 20549-0102.
                         Telephone:  202-942-8090.


                         Free from the Commission's Internet website at http://www.sec.gov.

                                TABLE OF CONTENTS


                                                                            PAGE


The Trust and the Funds........................................................3

Description of the Funds and Their Investments and Risks.......................4

Fund Policies.................................................................26

Code of Ethics................................................................28

Management of the Trust.......................................................29

Investment Advisory and Other Services........................................31

Brokerage Allocation and Other Practices......................................35

Capital Stock and Other Securities............................................37

Purchase, Redemption and Pricing of Shares....................................38

Taxation of the Funds.........................................................39

Performance Information.......................................................41

Financial Statements..........................................................44

Appendix .....................................................................45

                             THE TRUST AND THE FUNDS


          Touchstone Variable Series Trust (the "Trust") is composed of eleven funds: Small Cap Value Fund, Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, High Yield Fund, Value Plus Fund, Growth & Income Fund, Enhanced 30 Fund, Balanced Fund, Bond Fund and Standby Income Fund (each, a "Fund" and collectively, the "Funds"). Each Fund is an open-end, diversified, management investment company. The Trust was formed as a Massachusetts business trust on November 9, 1994.

         Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund was referred to as a "Portfolio."

         Touchstone Advisors, Inc. ("Touchstone" or the "Advisor") is the investment advisor of each Fund. The specific investments of each Fund are managed on a day-to-day basis by their respective portfolio advisers (collectively, the "Fund Sub-Advisors"). Investors Bank & Trust Company ("Investors Bank" or the "Administrator") serves as administrator, custodian and fund accounting agent to each Fund.

         The Prospectus, dated May 1, 2000, provides the basic information investors should know before investing, and may be obtained without charge by calling the Trust at the telephone number listed on the cover. This Statement of Additional Information, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Trust and should be read in conjunction with the Prospectus. This Statement of Additional Information is not an offer of any Fund for which an investor has not received a Prospectus.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

INVESTMENT GOALS

         The investment goal(s) of each Fund is described in the Prospectus. There can be no assurance that any Fund will achieve its investment goal(s).

INVESTMENT STRATEGIES AND RISKS

         The following provides additional information about the investment policies and types of securities which may be invested in by one or more Funds.

FIXED-INCOME AND OTHER DEBT INSTRUMENT SECURITIES

         Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.


         Ratings made available by Standard & Poor's Corp. ("S&P") and Moody's Investor Service, Inc. ("Moody's"), are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long term ability of the issuers to pay principal and interest and general economic trends.


         Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "Additional Risks and Investment Techniques -- When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER

         Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         For a description of commercial paper ratings, see the Appendix.


MEDIUM AND LOWER RATED AND UNRATED SECURITIES

         Securities rated in the fourth highest category by S&P or Moody's, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

         Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

         The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

         In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

         Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

LOWER-RATED DEBT SECURITIES

         While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

         The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

         In considering investments for the Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

ILLIQUID SECURITIES

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Each Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).


RELATED INVESTMENT POLICIES


         No Fund may invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless to do so would not be in the best interests of shareholders.

         Each Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund's 15% limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

         No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

         Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

EMERGING MARKET SECURITIES

         Emerging Market Securities are securities that are issued by a company that (i) is organized under the laws of an emerging market country (any country other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States, (ii) has its principal trading market for its stock in an emerging market country, or (iii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

     The following Funds may invest in Emerging Market Securities:


          Emerging Growth Fund - up to 10% of total assets, International Equity Fund - up to 40% of total assets, Income Opportunity Fund - up to 65% of total assets, Growth & Income Fund - up to 5% of total assets, and Balanced Fund - up to 15% of total assets.


         Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE

         Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability;
(ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

         So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES

         A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

OPTIONS

OPTIONS ON SECURITIES

         The respective Funds may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

         When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

         When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

         A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

         When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

         When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

         A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

         A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

         Each Fund has adopted certain other nonfundamental policies concerning option transactions which are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

         The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

         A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.


RELATED INVESTMENT POLICIES


         Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

         To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

OPTIONS ON SECURITIES INDEXES

         Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

         Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

         Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

         Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

         When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

         Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

         Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund
Sub-

Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.


RELATED INVESTMENT POLICIES


         Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

         To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

OPTIONS ON FOREIGN CURRENCIES

         Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

         Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.


RELATED INVESTMENT POLICIES


         Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

         There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS

         Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

         A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts in the manner set forth in the Prospectus may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.


         The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

         The successful use of such instruments draws upon the Fund Sub-Advisor's skill and experience with respect to such instruments and usually depends on the Fund Sub-Advisor's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS


         A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.


         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

         When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Fund's custodian to collateralize or "cover" the Fund's obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Fund Sub-Advisor may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although each applicable Fund Sub-Advisor believes that use of such contracts will benefit the respective Fund, if the Fund Sub-Advisor's investment judgment about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         Each Fund may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

FUTURES CONTRACTS AND RELATED OPTIONS

         Each Fund may enter into futures contracts and purchase and write
(sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the agreement of the Fund Sub-Advisor that such contracts are necessary or appropriate in the management of the Fund's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

         No Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions. In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

         A Fund will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

         A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner. In addition, changes in the value of the Fund's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Fund Sub-Advisor's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES

         Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

LENDING OF FUND SECURITIES

         By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

         Each Fund may lend securities to brokers, dealers and other financial organizations. These loans, if and when made, may not exceed 30% of a Fund's assets taken at value. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The cash or instruments collateralizing a Fund's loans of securities will be maintained at all times in a segregated account with the Fund's custodian, or with a designated subcustodian, in an amount at least equal to the current market value of the loaned securities. In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

DERIVATIVES

         The Funds may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A description of the derivatives that the Funds may use and some of their associated risks is found below.

ADRS, EDRS AND CDRS

         ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

U.S. GOVERNMENT SECURITIES

         Each Fund may invest in U.S. Government securities, which are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

         Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES

         Each Fund may invest in mortgage-related securities. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

         Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

         Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES

         These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

         Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

ZERO COUPON SECURITIES

         Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

         These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

         These instruments will be considered illiquid securities and so will be limited, along with a Fund's other illiquid securities, to not more than 15% of the Fund's net assets.

SWAP AGREEMENTS

         To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

         In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

         In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

         All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

CUSTODIAL RECEIPTS

         Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

         To secure prices deemed advantageous at a particular time, each Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

         Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS


         Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS


         The Funds may enter into reverse repurchase agreements and forward roll transactions. In a reverse repurchase agreement the Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund for purposes of the limitations described in "Fund Policies" below.


TEMPORARY INVESTMENTS

         For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, the Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

         In addition, for the same purposes the Fund Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least AA by S&P or Aa by Moody's or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality. Each Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES

         Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

         While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

REAL ESTATE INVESTMENT TRUSTS

         The Growth & Income Fund may invest in REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

         Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS")


         The Growth & Income Fund may invest up to 5% of its total assets in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.


ASSET COVERAGE

         To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

RATING SERVICES

         The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Trust's Prospectuses is set forth in the Appendix.

FUND POLICIES

         The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to the Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

         As a matter of fundamental policy, no Fund may:

         (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause
(i) under the caption "Additional Restrictions" below;

         (2) underwrite securities issued by other persons except insofar as the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

         (3) make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

         (4)(a) (all Funds except the Growth & Income Fund) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

         (4)(b) (Growth & Income Fund only)


           (i) purchase or sell real estate (except that (a) the Fund may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities).


           (ii) purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and options contracts) in the ordinary course of business.

         (5) concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

         (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

         (7) with respect to 75% of its total assets taken at market value, invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

ADDITIONAL RESTRICTIONS

         Each Fund (or the Trust, on behalf of each Fund) will not as a matter of "operating policy" (changeable by the Board of Trustees without a shareholder vote):

(i) borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

(ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

(iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(iv) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

(v) invest for the purpose of exercising control or management;

(vi) purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;


(vii) invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations ("NRSRO'S") and the Fund's Board of Trustees have determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund's Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund's Board of Trustees;

(viii) invest more than 10% of the Fund's total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 144A Securities deemed liquid in accordance with guidelines approved by the Fund's Board of Trustees);


(ix) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(x) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

(xi) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

(xii) write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and


(xiii) buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

CODE OF ETHICS

The Trust, the Advisor and the Fund Sub-Advisors have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Trust.


         The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust. Unless otherwise indicated, the address of each Trustee and officer is 311 Pike Street, Cincinnati, Ohio 45202.


TRUSTEES OF THE TRUST




         *WILLIAM J. WILLIAMS (Born: 12/19/15) -- Trustee; Chairman of the Board of Directors, The Western and Southern Life Insurance Company (since March,
1984). His address is 400 Broadway, Cincinnati, OH 45202.

         JOSEPH S. STERN, JR. (Born: 3/31/18) -- Trustee; Retired Professor Emeritus, College of Business, University of Cincinnati. His address is 3 Grandin Place, Cincinnati, OH 45208.

         PHILLIP R. COX (Born: 11/24/47) -- Trustee; President and Chief Executive Officer, Cox Financial Corp. (since 1972); Director, Federal Reserve Bank of Cleveland; Director, Cincinnati Bell, Inc.; Director, PNC Bank; Director, Cinergy Corporation. His address is 105 East Fourth Street, Cincinnati, OH 45202.

         ROBERT E. STAUTBERG (Born: 9/6/34) -- Trustee; Retired Partner and Director, KPMG LLP, Chairman of the Board of Trustees, Good Samaritan Hospital. His address is 4815 Drake Road, Cincinnati, OH 45243.





         WILLIAM COLEMAN (Born: 4/6/29) -- Trustee; Retired; Director of LCA-Vision; Trustee, the Procter and Gamble Profit Sharing Trust and Employee Stock Ownership Plan. His address is 2 Noel Lane Cincinnati, OH 45243.

         NELSON SCHWAB, JR. (Born: 7/19/18) -- Trustee; Senior Counsel, Graydon, Head & Ritchey (since 1947), Director: The Ralph J. Stolle Company, Rotex, Inc. and Security Rug Cleaning Company. His address is 511 Walnut Street, P.O. Box 6464, Cincinnati, OH 45201.

OFFICERS OF THE TRUST


         Unless otherwise specified, each officer listed below holds the same position with the Trust and each Fund.


         JILL T. MCGRUDER (Born: 7/9/55) -- President and Chief Executive Officer; Director, President and Chief Executive Officer, Touchstone Advisors, Inc. and Touchstone Securities, Inc. (since February, 1999); Senior Vice President, Western-Southern Life Insurance Company (since December, 1996); National Marketing Director, Metropolitan Life Insurance Co. (February, 1996 - December, 1996); Executive Vice President, Touchstone Advisors, Inc. and Touchstone Securities, Inc. (1991 - 1996).

         JAMES J. VANCE (Born: 7/12/61) -- Treasurer; Treasurer,
Western-Southern Life Insurance Company (since January, 1994). His address is 400 Broadway, Cincinnati, OH 45202.

         EDWARD S. HEENAN (Born 12/18/43) - Controller; Vice President and Controller, Touchstone Advisors, Inc. (since December, 1993); Director, Controller, Touchstone Securities, Inc. (since October, 1991);

Vice President and Comptroller, The Western and Southern Life Insurance Company (since 1987). His address is 400 Broadway, Cincinnati, OH 45202.

         DAVID DENNISON (Born: 2/20/62) - Assistant Treasurer; Vice President of Administration, IFS Financial Services and Touchstone Securities, Inc. (since August, 1994); Director of Strategic Marketing, Providian Capital Management (January, 1993 to July, 1994).

         CYNTHIA J. SURPRISE (Born: 7/8/46) - Secretary; Director and Counsel, Mutual Fund Administration, Investors Bank & Trust Company (since October 1999); Vice President, State Street Bank (1994-1999); Staff Counsel, Mutual Fund Service Company (prior to 1994).

         TIMOTHY F. OSBORNE (Born: 12/3/66) - Assistant Treasurer; Director, Mutual Fund Administration, Investors Bank & Trust Company (since May, 1995); Account Supervisor, Mutual Fund Administration, Chase Global Funds Services Company (prior to May, 1995).

         Ms. Surprise and Mr. Osborne also hold similar positions for certain unaffiliated investment companies for which Investors Bank serves as administrator.

         No director, officer or employee of the Advisor, the Fund Sub-Advisors, the Administrator or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of the Advisor, the Fund Sub-Advisors, the Administrator or any of their affiliates an annual fee of $5,000 plus $1,000 per meeting attended and reimburses them for travel and out-of-pocket expenses. The following table reflects Trustee fees paid for the year ended December 31, 1999 by the Trust and the Touchstone Series Trust (together, the "Fund Complex").





TRUSTEE COMPENSATION TABLE

NAME OF                             AGGREGATE                                   TOTAL COMPENSATION
PERSON AND                          COMPENSATION                                FROM TRUST AND FUND COMPLEX
POSITION                            FROM TRUST                                  PAID TO TRUSTEES

Joseph S. Stern, Jr.                $ 6,216                                     $ 9,000
Trustee

Phillip R. Cox                      $ 7,590                                     $11,000
Trustee

Robert E. Stautberg                 $ 7,590                                     $11,000
Trustee

David Pollak                        $ 1,363                                     $ 2,028
Trustee

William O. Coleman                  $ 3,768                                     $ 5,442
Trustee

Nelson Schwab, Jr.                  $ 3,768                                     $ 5,442
Trustee

         As of April 2, 2000, the Trustees and officers of the Trust owned in the aggregate less than 1% of the shares of any Fund or the Trust (all series taken together).

CONTROL PERSONS


         As of April 3, 2000, (i) Western-Southern Life Assurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLAC"), was the record owner of 99.98% of the outstanding shares of the Emerging Growth Fund, 99.97% of the International Equity Fund, 99.99% of the Balanced Fund, 99.99% of the Income Opportunity Fund and 99.97% of the Standby Income Fund; (ii) WSLAC was the record owner of 86.90% of the outstanding shares of the Value Plus Fund, 64.747% of the outstanding shares of the Growth & Income Fund and 57.03% of the outstanding shares of the Bond Fund, and (iii) Western and Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio 45202, an Ohio corporation ("WSLIC"), was record owner of 13.05% of the outstanding shares of the Value Plus Fund, 35.25% of the outstanding shares of the Growth & Income Fund and 42.97% of the outstanding shares of the Bond Fund. WSLAC is a wholly owned subsidiary of WSLIC. Because WSLAC owns more than 50% of the outstanding shares of the above-named Funds, it may take actions requiring a majority vote without the approval of any other investor in such Funds.


INVESTMENT ADVISORY AND OTHER SERVICES
ADVISOR

         Touchstone Advisors, Inc., located at 311 Pike Street, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust and, accordingly, as investment advisor to each of the Funds. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

         Touchstone Advisors provides service to each Fund pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). The services provided by the Advisor consist of directing and supervising each Fund Sub-Advisor, reviewing and evaluating the performance of each Fund Sub-Advisor and determining whether or not any Fund Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. The Advisory Agreement will continue in effect if such continuance is specifically approved at least annually by the Trustees and by a majority of the Board of Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

         The Advisory Agreement is terminable, with respect to a Fund without penalty on not more than 60 days' nor less than 30 days' written notice by (1) the Trust when authorized either by (a) in the case of a Fund, a majority vote of the Fund's shareholders or (b) a vote of a majority of the Board of Trustees or (2) the Advisor. The Advisory Agreement will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Advisor nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Trust's Prospectus contains a description of fees payable to the Advisor for services under the Advisory Agreement.

         For the periods indicated, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of each Fund.



                                                    For the            For the          For the
                               Advisory Fee           Year               Year             Year
                                   Rate              Ended              Ended            Ended
Advisory Fees                                       12/31/99           12/31/98         12/31/97
                              ----------------  -----------------    -------------    -------------

Small Cap Value Fund               0.80%            $56,215(a)           N/A              N/A
Emerging Growth Fund               0.80%            $249,804           $204,486         $98,956
International Equity Fund          0.95%            $326,334           $270,100         $135,300
Income Opportunity Fund            0.65%            $200,285           $217,105         $108,452
High Yield Fund                    0.60%            $59,450(a)           N/A              N/A
Value Plus Fund                    0.75%            $53,453             $9,223(c)         N/A
Growth & Income Fund               0.80%            $593,584(b)          N/A              N/A
Enhanced 30 Fund                   0.65%            $49,247(a)           N/A              N/A
Balanced Fund                      0.80%            $323,935           $267,938         $103,999
Bond Fund                          0.55%            $209,984(b)          N/A              N/A
Standby Income Fund                0.25%            $70,038            $56,841          $34,222


(a) For the period 5/1/99 (inception) to 12/31/99

(b) The Fund commenced operations on 1/1/99

(c) For the period 5/1/98 (inception) to 12/31/98


         The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor under which the Advisor provides oversight of the various service providers to the Trust. Pursuant to the Sponsor Agreement, the Advisor is entitled to a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor has agreed to waive its fees under the Sponsor Agreement or reimburse certain other fees and expenses of each Fund such that after such waivers and reimbursements, the aggregate Operating Expenses of each Fund (as used herein, "Operating Expenses" include amortization of organizational expenses but is exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed that Fund's expense cap (the "Expense Cap"). Each Fund's Expense Cap is as follows: Small Cap Value Fund - 1.00%, Emerging Growth Fund - 1.15%; International Equity Fund - 1.25%; Income Opportunity Fund - 0.85%; High Yield Fund - 0.80%; Value Plus Fund - 1.15%; Growth & Income Fund - 0.85%; Enhanced 30 Fund - 0.75%; Balanced Fund - 0.90%; Bond Fund - 0.75%; and Standby Income Fund - 0.50%. An Expense Cap may be terminated with respect to a Fund upon 30 days prior written notice by the Sponsor at the end of any calendar quarter. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In addition to waiving its fees under the Sponsor Agreement, for the periods indicated, the Advisor reimbursed each Fund the following amounts:



                                    For the            For the          For the
                                      Year            Year Ended       Year Ended
Fees Reimbursed                     12/31/99           12/31/98         12/31/97
                                -----------------    -------------    -------------

Small Cap Value Fund                $57,768(a)           N/A              N/A
Emerging Growth Fund                $18,047            $35,626          $102,973
International Equity Fund           $133,659           $142,709         $247,296
Income Opportunity Fund             $73,824            $67,018          $110,959
High Yield Fund                     $52,269(a)           N/A              N/A
Value Plus Fund                     $73,108            $75,538(c)         N/A
Growth & Income Fund                $169,442(b)          N/A              N/A
Enhanced 30 Fund                    $61,666(a)           N/A              N/A
Balanced Fund                       $100,004           $92,075          $125,649
Bond Fund                           $46,273(b)           N/A              N/A
Standby Income Fund                 $48,355            $56,515          $107,078

(a) For the period 5/1/99 (inception) to 12/31/99

(b) The Fund commenced operations on 1/1/99

(c) For the period 5/1/98 (inception) to 12/31/98




FUND SUB-ADVISORS

         The Advisor has entered into a portfolio advisory agreement (each, a "Fund Agreement") with each Fund Sub-Advisor selected by the Advisor for a Fund. Under the direction of the Advisor and, ultimately, of the Board of Trustees, each Fund Sub-Advisor is responsible for making all of the day-to-day investment decisions for the respective Fund (or portion of a Fund).

         Each Fund Sub-Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund Agreement contains provisions similar to those described above with respect to the Advisory Agreement.

         The Advisor pays each Fund Sub-Advisor a fee for its services provided to the Fund that is computed daily and paid monthly at an annual rate equal to the percentage specified below of the value of the average daily net assets of the Fund:



EMERGING GROWTH FUND
----------------------------------------------------------------------------------------------

          David L. Babson & Company, Inc.                     0.50%

          Westfield Capital Management Company, Inc.          0.45% on the first $10 million
                                                              0.40% on the next $40 million
                                                              0.35% thereafter
----------------------------------------------------------------------------------------------

INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------

          Credit Suisse Asset Management, LLC                 0.85% on the first $30 million
                                                              0.80% on the next $20 million
                                                              0.70% on the next $20 million
                                                              0.60% thereafter
----------------------------------------------------------------------------------------------


                                       33

INCOME OPPORTUNITY FUND
----------------------------------------------------------------------------------------------

          Alliance Capital Management L.P.                    0.40% on the first $50 million
                                                              0.35% on the next $20 million
                                                              0.30% on the next $20 million
                                                              0.25% thereafter
----------------------------------------------------------------------------------------------

SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------

          Todd Investment Advisors, Inc.                      0.50%
----------------------------------------------------------------------------------------------

HIGH YIELD FUND
----------------------------------------------------------------------------------------------

          Fort Washington Investment Advisors, Inc.           0.40%
----------------------------------------------------------------------------------------------

VALUE PLUS FUND
----------------------------------------------------------------------------------------------

          Fort Washington Investment Advisors, Inc.           0.45%
----------------------------------------------------------------------------------------------

GROWTH & INCOME FUND
----------------------------------------------------------------------------------------------

          Scudder Kemper Investments, Inc.                    0.50% on the first $150 million
                                                              0.45% thereafter
----------------------------------------------------------------------------------------------

ENHANCED 30 FUND
----------------------------------------------------------------------------------------------

          Todd Investment Advisors, Inc.                      0.40%
----------------------------------------------------------------------------------------------

BALANCED FUND
----------------------------------------------------------------------------------------------

          OpCap Advisors                                      0.60% on the first $20 million*
                                                              0.50% on the next $30 million*
                                                              0.40% thereafter*
----------------------------------------------------------------------------------------------

BOND FUND
----------------------------------------------------------------------------------------------

          Fort Washington Investment Advisors, Inc.           0.30%
----------------------------------------------------------------------------------------------

STANDBY INCOME FUND
----------------------------------------------------------------------------------------------

          Fort Washington Investment Advisors, Inc.           0.15%
----------------------------------------------------------------------------------------------



      *Includes assets of the Touchstone Balanced Fund of the Touchstone Variable Series Trust and the Touchstone Balanced Fund of the Touchstone Series Trust (for which OpCap Advisors also acts in a subadvisory capacity).


ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT

         Investors Bank & Trust Company ("Investors Bank"), 200 Clarendon Street, Boston, Massachusetts 02116, serves as administrator, fund accounting agent, custodian and transfer agent for the Trust. Investors Bank was organized in 1969 as a Massachusetts-chartered trust company and is a wholly-owned subsidiary of Investors Financial Services Corp., a publicly-held corporation and holding company registered under the Bank Holding Company Act of 1956.

         As administrator and fund accounting agent, Investors Bank provides, on behalf of the Trust and its Funds, accounting, clerical and bookkeeping services; the daily calculation of net asset values and unit values; corporate secretarial services; assistance in the preparation of management reports; preparation and filing of tax returns, registration statements, and reports to shareholders and to the Securities and Exchange Commission. Investors Bank also provides personnel to serve as certain officers of the Trust.

         As custodian, Investors Bank holds cash, securities and other assets of the Trust as required by the Investment Company Act of 1940. As transfer agent, Investors Bank is responsible for the issuance and redemption of shares and the establishment and maintenance of shareholder accounts for the Trust and its Portfolios.


         For its services as administrator and fund accounting agent, the Trust pays fees to Investors Bank, which are computed and paid monthly. Such fees equal, in the aggregate, 0.12% on an annual basis of the average daily net assets of all the Funds for which Investors Bank acts as fund accounting agent and administrator up to $1 billion in assets and 0.08% on an annual basis of average daily net assets which exceed $1 billion, subject to certain annual minimum fees.

         The Funds incurred the following administration and fund accounting fees for the periods indicated:


                                       For the          For the            For the
                                        Year              Year               Year
                                        Ended            Ended              Ended
Administration Fees                   12/31/99*        12/31/98*          12/31/97
                                    --------------    -------------     --------------

Small Cap Value Fund                   $57,676(a)         N/A                N/A
Emerging Growth Fund                   $90,100          $ 93,751           $64,999
International Equity Fund             $193,206          $192,611           $80,001
Income Opportunity Fund                $92,327          $93,667            $64,999
High Yield Fund                        $55,339(a)         N/A                N/A
Value Plus Fund                        $86,513          $64,925(c)           N/A
Growth & Income Fund                  $126,012(b)         N/A                N/A
Enhanced 30 Fund                       $54,990(a)         N/A                N/A
Balanced Fund                          $89,865          $94,507            $64,999
Bond Fund                              $78,266(b)         N/A                N/A
Standby Income Fund                    $81,490          $89,474            $64,999

* Amounts include custody fees

(a) For the period 5/1/99 (inception) to 12/31/99

(b) The Fund commenced operations on 1/1/99

(c) For the period 5/1/98 (inception) to 12/31/98



         Each of the Administration, Fund Accounting, Custodian and Transfer Agency Agreements (collectively, the "Agreements") provide that neither Investors Bank nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission, except for willful misfeasance, bad faith or negligence (gross negligence in respect of the Custodian Agreement) in the performance of its or their duties or by reason of disregard (reckless disregard in respect of the Custodian Agreement) of its or their obligations and duties under the Agreements.

          Each Agreement may not be assigned without the consent of the non-assigning party, and may be terminated after its initial term, with respect to a Fund, without penalty by majority vote of the shareholders of the Fund or by either party on not more than 60 days' written notice.


COUNSEL AND INDEPENDENT AUDITORS

         Frost & Jacobs LLP, 2500 PNC Center, 201 East Fifth Street, Cincinnati, Ohio 45202-5715, serves as counsel to the Funds. Ernst & Young LLP, 1300 Chiquita Center, 250 East Fifth Street, Cincinnati, OH 45202, serves as independent auditors of the Trust and each Fund, providing audit services, tax return review and assistance and consultation in connection with the review of filings with the SEC.


BROKERAGE ALLOCATION AND OTHER PRACTICES

BROKERAGE TRANSACTIONS

         The Fund Sub-Advisors are responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for each Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers may receive brokerage commissions on portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant, including to the extent and in the manner permitted by applicable law, the Advisor, the Fund Sub-Advisors or their subsidiaries or affiliates. Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by the Fund Sub-Advisor with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made which will include an underwriting fee paid to the underwriter.

         The Fund Sub-Advisors seek to evaluate the overall reasonableness of the brokerage commissions paid through familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others. In placing orders for the purchase and sale of securities for a Fund, the Fund Sub-Advisors take into account such factors as price, commission (if any, negotiable in the case of national securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker-dealer. The Fund Sub-Advisors review on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons.

         The Fund Sub-Advisors are authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for a Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. A Fund Sub-Advisor may use this research information in managing a Fund's assets, as well as the assets of other clients.

         Consistent with the policy stated above, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust or the Funds as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

         Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to a Fund and to the corresponding Fund Sub-Advisor, it is the opinion of the management of the Funds that such information is only supplementary to the Fund Sub-Advisor's own research effort, since the information must still be analyzed, weighed and reviewed by the Fund Sub-Advisor's staff. Such information may be useful to the Fund Sub-Advisor in providing services to clients other than the Funds, and not all such information is used by the Fund Sub-Advisor in connection with the Funds. Conversely, such information provided to the Fund Sub-Advisor by brokers and dealers through whom other clients of the Fund Sub-Advisor effect securities transactions may be useful to the Fund Sub-Advisor in providing services to the Funds.

         In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

COMMISSIONS

         The Funds paid the following brokerage commissions for the periods indicated:


                                       For the           For the           For the
                                        Year              Year               Year
                                        Ended             Ended             Ended
Commissions                           12/31/99          12/31/98           12/31/97
                                    --------------    --------------    ---------------

Small Cap Value Fund                   $53,699(a)          N/A               N/A
Emerging Growth Fund                   $65,019           $50,890           $31,847
International Equity Fund             $214,599          $187,645           $108,088
Income Opportunity Fund                   -                 -                  -
High Yield Fund                           - (a)            N/A               N/A
Value Plus Fund                        $20,538           $8,777(c)           N/A
Growth & Income Fund                  $100,021(b)          N/A               N/A
Enhanced 30 Fund                       $13,850(a)          N/A               N/A
Balanced Fund                          $74,011           $49,608           $34,791
Bond Fund                               $500(b)            N/A               N/A
Standby Income Fund                       -                 -                 -

(a) For the period 5/1/99 (inception) to 12/31/99

(b) The Fund commenced operations on 1/1/99

(c) For the period 5/1/98 (inception) to 12/31/98



CAPITAL STOCK AND OTHER SECURITIES

         Shares of the Trust do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants.

         Massachusetts law provides that shareholders could under certain circumstances be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES
OFFERING PRICE


Shares of the Funds are offered at NAV (as defined in the Prospectus).


VALUATION OF SECURITIES


         The value of each security for which readily available market quotations exists is based on a decision as to the broadest and most representative market for such security. The value of such security is based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time net assets are valued. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.


         The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

         The problems inherent in making a good faith determination of the value of restricted securities are recognized in the codification effected by SEC Financial Reporting Release No. 1 ("FRR 1" (formerly Accounting Series Release No. 113)) which concludes that there is "no automatic formula" for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the:

          type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

         To the extent that the Fund purchases securities which are restricted as to resale or for which current market quotations are not available, the Fund Sub-Advisor will value such securities based upon all relevant factors as outlined in FRR 1.

REDEMPTION IN KIND

         Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Trust and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities a shareholder may incur transaction expenses in converting these securities into cash. The Trust, on behalf of each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which each Fund is obligated to redeem shares or with respect to any one investor during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

TAXATION OF THE FUNDS

         The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

         To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

         As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and (3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

FOREIGN TAXES

         Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary.

         If a Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the investing entities' shareholders and such investing entities' shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such investor will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country.

         The amount of foreign taxes for which an investor may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

FOREIGN INCOME TAXES: Net income or capital gains earned by any Fund investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced tax rate or even a tax exemption on related income and gains. It is impossible to determine the effective rate of foreign tax in advance since the amount of these Funds' assets to be invested within various countries is not known. Plus, a Fund may elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes, under U.S. federal income tax principals, if a Fund meets certain requirements. These requirements of a Fund include:


          o    qualification as a regulated investment company;

          o    satisfaction of certain distribution requirements; and

          o more than 50% of the value of that Fund's assets at the close of the taxable year must consist of stocks or securities of foreign corporations.

If a Fund makes this election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders. The shareholders would then be allowed to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct it from their U.S. taxable income, if any. Shortly after any year for which it makes this election, a Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.


INTERNATIONAL EQUITY FUND: The International Equity Fund is expected to qualify for and elect to treat foreign income taxes as income taxes paid by its shareholders for U.S. federal income tax purposes in most of its taxable years (but not necessarily all).


          o SPECIAL TAX CONSIDERATION: No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING

         A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

         The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

TAXATION OF VARIABLE CONTRACTS

         For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus.

         Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

         Section 817(h) of the Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Department of the Treasury has issued regulations prescribing these diversification requirements. Each Fund intends to comply with these requirements.

PERFORMANCE INFORMATION

         From time to time, quotations of a Fund's performance may be included in advertisements, sales literature or shareholder reports, if accompanied by performance of your insurance company's corresponding insurance separate account. These performance figures are calculated in the following manner:

YIELD:

         Yields for a Fund used in advertising are computed by dividing the Fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purpose of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation.


         Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions of the Fund paid over the same period or the rate of income reported in the Fund's financial statements. For the 30-day period ended December 31, 1999, the Fund's yields were as follows: Income Opportunity Fund 11.84%, Balanced Fund 3.15%, Standby Income Fund 5.82%.

         The Standby Income Fund's 7-day yield for the period ended December 31, 1999 was 6.12%.


TOTAL RETURN:

         A Fund's standardized average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (with all distributions reinvested) to reach the value of that investment at the end of the periods. A Fund may also calculate non-standardized total return figures which represent aggregate (not annualized) performance over any period or year-by-year performance.


Average Annual                                                      Since         Inception
Total Return                       One Year       Five Years      Inception          Date
                                  ------------   -------------   -------------   -------------

Small Cap Value Fund                  N/A            N/A            17.9%           5/1/99
Emerging Growth Fund                 46.8%          21.9%           21.6%          11/21/94
International Equity Fund            36.5%          17.2%           15.7%          11/21/94
Income Opportunity Fund              2.7%            9.7%            8.2%          11/21/94
High Yield Fund                       N/A            N/A            -8.1%           5/1/99
Value Plus Fund                      15.0%           N/A            10.1%           5/1/98
Growth & Income Fund                 2.4%            N/A             2.4%           1/1/99
Enhanced 30 Fund                      N/A            N/A             6.0%           5/1/99
Balanced Fund                        9.6%           14.8%           14.8%          11/21/94
Bond Fund                            -1.3%           N/A            -1.3%           1/1/99
Standby Income Fund                  4.9%            5.4%            5.4%          11/21/94


         Any total return quotation provided for a Fund should not be considered as representative of the performance of the Fund in the future since the net asset value of shares of the Fund will vary based not only on the type, quality and maturities of the securities held in the Fund, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of a Fund to total returns published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

         In connection with communicating its performance to current or prospective shareholders, a Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services, to the performance of various indices and investments for which reliable performance data is available. The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The performance of the Funds may also be compared to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for a Fund's performance information could include Asian Wall Street Journal, Barron's, Business Week, Changing Times, The Kiplinger Magazine, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Global Investor, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, The New York Times, Personal Investing News, Personal Investor, Success, U.S. News and World Report, The Wall Street Journal and CDA/Weisenberger Investment Companies Services.

FINANCIAL STATEMENTS

         The following financial statements for the Trust at and for the fiscal periods indicated are incorporated herein by reference from their current annual report to shareholders filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of each such report will be provided, without charge, to each person receiving this Statement of Additional Information.

TOUCHSTONE VARIABLE SERIES TRUST Schedule of Investments, December 31, 1999
         Statement of Assets and Liabilities, December 31, 1999
         Statement of Operations, for the year ended December 31, 1999 Statement of Changes in Net Assets for the years ended December 31,
               1999 and December 31, 1998
         Financial Highlights
         Notes to Financial Statements
         Report of Independent Accountants

APPENDIX
BOND AND COMMERCIAL PAPER RATINGS

         Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S BOND RATINGS

         Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

          1.   An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

S&P'S BOND RATINGS

         AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

         A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

         BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

         C1. The rating C1 is reserved for income bonds on which no interest is being paid.

         D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

S&P'S COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                                        TOUCHSTONE VARIABLE SERIES TRUST


                                          o TOUCHSTONE EMERGING GROWTH FUND
                                          o TOUCHSTONE INTERNATIONAL EQUITY FUND
                                          o TOUCHSTONE INCOME OPPORTUNITY FUND
                                          o TOUCHSTONE SMALL CAP VALUE FUND
                                          o TOUCHSTONE HIGH YIELD FUND
                                          o TOUCHSTONE VALUE PLUS FUND
                                          o TOUCHSTONE GROWTH & INCOME FUND
                                          o TOUCHSTONE ENHANCED 30 FUND
INVESTMENT ADVISOR                        o TOUCHSTONE BALANCED FUND
                                          o TOUCHSTONE BOND FUND
Touchstone Advisors, Inc.                 o TOUCHSTONE STANDBY INCOME FUND
311 Pike Street
Cincinnati, Ohio  45202



ADMINISTRATOR, FUND ACCOUNTING
AGENT, CUSTODIAN AND TRANSFER AGENT


Investors Bank & Trust Company          STATEMENT OF ADDITIONAL INFORMATION
200 Clarendon Street
Boston, Massachusetts  02116            MAY 1, 2000


INDEPENDENT AUDITORS

Ernst & Young  LLP
1300 Chiquita Center
250 East Fifth Street
Cincinnati, Ohio 45202


LEGAL COUNSEL

Frost & Jacobs LLP
2500 PNC Center
201 East Fifth Street
Cincinnati, Ohio  45202

LETTER FROM THE PRESIDENT

Dear Fellow Touchstone Contract Owner:

Thank you for owning a Touchstone variable annuity. We are pleased to provide you with this update of the investment activity and performance of the Touchstone Variable Series Trust for the year ended December 31, 1999.

LOOKING BACK

Shrugging off three interest rate increases implemented by the Federal Reserve Board, all major U.S. equity markets indices finished 1999 in record territory. However, drilling down into the indices reveals widely mixed results. Among large companies, robust advances in a relatively narrow band of technology-related sectors overwhelmed middling returns elsewhere. Mid cap and small cap issues led by technology shares rebounded strongly from the previous year. The leading international equity market index, the MSCI EAFE Index, performed better than the S&P 500 Index for the first time in five years. Fixed income markets meanwhile experienced flat or falling returns. The U.S. fixed income market, in particular, endured one of the worst years in its history.

Movements in the various financial markets came against an extremely positive domestic backdrop of continued high employment, modest inflation, fiscal and monetary restraint and enhanced productivity boosted by advancing technology. As the current economic expansion neared record length, real economic growth remained strong and corporate earnings gains impressive.

THE VALUE OF DIVERSIFICATION

Performance disparities among asset classes, industry sectors and types of stocks are hardly new. Nonetheless, they seldom have been as pronounced as in recent years. Stocks have outperformed bonds dramatically. Technology stocks have outdistanced the rest of the market - even those of new companies with uncertain prospects and no earnings. Large stocks have outperformed small stocks and growth stocks have outperformed value stocks over the past several years.

Despite this recent experience, historical trends show that performance of investment sectors and styles runs in cycles. Traditionally, diversification among asset classes possessing complementary returns has been shown to reduce a portfolio's overall volatility. If market returns eventually revert to their mean, as efficient market theory implies they will, then asset classes and styles that have lagged may be poised to rebound. Now may be an opportune time to review your asset allocation mix in light of the benefits of diversification. As you pursue your wealth-building goals in today's investment world, professional advice is more important than ever. The registered representative who assisted you in the purchase of your Touchstone variable annuity can help you assess your situation and options.

LOOKING AHEAD

Consumer confidence is high entering the new year as the U.S. economy continues to demonstrate vigor. The impact of influences such as widely anticipated interest rate hikes, rising energy prices and a widening U.S. trade deficit remains to be determined in the months ahead. Other factors at work will include a presidential election campaign domestically and generally improving economic conditions abroad.

Regardless of what the future holds, companies that can perform on their own merits will most likely be the ones offering the best opportunities. As they assess the forces that drive the financial markets, our managers will remain steadfastly focused on identifying the opportunities and the companies capable of succeeding in any economic environment. Their overriding goal, as well as ours, is to deliver superior long-term performance across all of our investment options.

2

Thank you again for the opportunity to work on your behalf. We appreciate your continued confidence in Touchstone and, as always, pledge every effort to continue to merit your trust.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President and Chief Executive Officer
Touchstone Family of Funds and Variable Annuities


P.S. Please check out our new look and enhanced presence on the web at www.touchstonefunds.com. We value your comments.
------------------------

Touchstone Variable Annuities are underwritten by Western-Southern Life Assurance Company, Cincinnati, Ohio, and distributed by Touchstone Securities, Inc.* For a prospectus containing more information, including all fees and expenses, call 800.669.2796. Please read the prospectus carefully before investing or sending money.

*Member NASD/SIPC

3
  TOUCHSTONE SMALL CAP VALUE FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Small Cap Value Fund

Since inception on May 1, 1999, the Touchstone Small Cap Value Fund has outperformed its benchmark index, the small cap-oriented Russell 2000. Through December 31, 1999, the Fund increased 17.9% while the Russell 2000 increased 17.4%.

Making the greatest positive impact on the Fund's performance was portfolio holdings in the market-leading technology sector, where many stocks became bargain-priced in the dramatic decline of 1998 and early 1999. According to Todd Investment Advisors, the manager of the Touchstone Small Cap Value Fund, the technology sector's overweighted position within the portfolio reflects both the growing role that technology plays in the economy and the attractive values in the group. Strong performance by health care and energy stocks also contributed to the Fund's gains.



GROWTH OF A $10,000 INVESTMENT

Average Annual Total Return
One Year Ended 12/31/99    N/A
Since Inception 05/01/99   N/A

Cumulative Total Return
Since Inception 05/01/99   17.9%

                        Touchstone Small Cap    Russell 2000       Russell 2000            Wilshire Small Cap Value
                        Value Fund              (Major Index)      Value (Minor Index)     (Minor Index 2)

5/99                    10000                   10000              10000                   10000
6/99                    10710                   10605              10680                   10456
9/99                    10090                    9934               9844                    9494
12/99                   11790                   11735               9995                    9650

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

4

  TOUCHSTONE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

                                                  Value
  Shares                                        (Note 1)

COMMON STOCKS - 99.1%
  AIRLINES - 1.6%
  17,000   Frontier Airlines*               $   193,375
-------------------------------------------------------
  APPAREL RETAILERS - 7.2%
  13,400   bebe stores*                         355,100
  32,000   Children's Place Retail
           Stores (The)*                        511,991
-------------------------------------------------------
                                                867,091
-------------------------------------------------------
  BANKING - 0.9%
   3,500   Eldorado Bancshares*                  37,625
   1,600   Greater Bay Bancorp                   68,200
-------------------------------------------------------
                                                105,825
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 4.6%
  10,000   Hain Food Group (The)*               223,750
  32,000   Topps Company (The)*                 330,000
-------------------------------------------------------
                                                553,750
-------------------------------------------------------
  BUILDING MATERIALS - 1.0%
   3,000   Centex Construction Products         117,000
-------------------------------------------------------
  COMMERCIAL SERVICES - 6.6%
   4,600   Advance Paradigm*                     99,188
   2,900   ICT Group*                            35,525
  10,200   StarTek*                             369,750
  10,000   Workflow Management*                 286,250
-------------------------------------------------------
                                                790,713
-------------------------------------------------------
  COMMUNICATIONS - 13.6%
  13,500   Comtech Telecommunications*          199,125
  26,000   Corsair Communications*              211,250
  10,600   Gilat Communications*                255,063
  20,000   InterVoice*                          465,000
   7,900   PairGain Technologies*               111,588
   8,500   Performance Technologies*            147,688
  22,000   Premiere Technologies*               154,000
   3,200   Tollgrade Communications*            110,400
-------------------------------------------------------
                                              1,654,114
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 11.5%
  27,000   Applix*                              487,688
   6,000   CIBER*                               165,000
   2,700   CSG Systems International*           107,663
   9,500   InfoCure*                            296,281
  19,200   Take-Two Interactive Software*       248,400
   3,900   THQ*                                  90,431
-------------------------------------------------------
                                              1,395,463
-------------------------------------------------------
  COMPUTERS & INFORMATION - 8.5%
   3,000   Cybex Computer Products*             122,250
   6,600   Datalink*                            127,050
  30,000   Dot Hill Systems*                    148,125
   5,350   Equinox Systems*                      48,150
   3,700   Miami Computer Supply*               136,900
   4,000   Percon*                               59,000
   4,600   ScanSource*                          186,588
  13,000   Troy Group*                          195,000
-------------------------------------------------------
                                              1,023,063
-------------------------------------------------------


                                                  Value
   Shares                                       (Note 1)

  ELECTRONICS - 5.2%
   5,500   Actel*                           $   132,000
   5,000   American Xtal Technology*             87,188
   6,500   Catapult Communications*              64,594
   7,500   Genesis Microchip*                   158,438
   9,000   Hauppauge Digital*                   181,688
-------------------------------------------------------
                                                623,908
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 0.6%
   6,000   Equity Marketing*                     77,250
-------------------------------------------------------
  FINANCIAL SERVICES - 3.7%
   6,500   Actrade International*                97,094
   5,000   Knight/Trimark Group, Class A*       229,688
   4,300   Waddell & Reed Financial, Class A    116,638
-------------------------------------------------------
                                                443,420
-------------------------------------------------------
  HEAVY MACHINERY - 0.9%
   4,000   Woodward Governor                    109,500
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.9%
   5,000   Zomax*                               225,938
-------------------------------------------------------
  INSURANCE - 1.2%
  27,000   GAINSCO                              145,125
-------------------------------------------------------
  MEDICAL SUPPLIES - 8.6%
  10,000   Excel Technology*                    179,375
  10,800   II-VI*                               217,350
  30,000   LaserSight*                          300,000
  15,000   PolyMedica*                          346,875
-------------------------------------------------------
                                              1,043,600
-------------------------------------------------------
  METALS - 1.4%
   8,000   Mobile Mini                          169,000
-------------------------------------------------------
  OIL & GAS - 8.3%
   9,000   Marine Drilling Companies*           201,938
  12,100   Pride International*                 176,963
  15,000   Swift Energy*                        172,500
   8,400   Tidewater                            302,400
   5,000   WICOR                                145,938
-------------------------------------------------------
                                                999,739
-------------------------------------------------------
  PHARMACEUTICALS - 5.6%
  12,500   Guilford Pharmaceuticals*            212,500
   3,750   Jones Pharma                         162,891
   4,300   Protein Design Labs*                 301,000
-------------------------------------------------------
                                                676,391
-------------------------------------------------------
  RETAILERS - 4.1%
  11,500   Electronics Boutique Holdings*       207,000
   7,000   Funco*                                78,313
   6,000   PC Connection*                       207,000
-------------------------------------------------------
                                                492,313
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.1%
   7,700   Hector Communications*               107,800
  10,000   Hickory Tech                         148,125
-------------------------------------------------------
                                                255,925
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $10,159,387)                          $11,962,503
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

  5
  TOUCHSTONE SMALL CAP VALUE FUND


Schedule of Investments continued

                                                  Value
                                                (Note 1)
TOTAL INVESTMENTS AT VALUE - 99.1%
(COST $10,159,387) (A)                      $11,962,503
CASH AND OTHER ASSETS
NET OF LIABILITIES -  0.9%                      107,426
-------------------------------------------------------
NET ASSETS - 100.0%                         $12,069,929
-------------------------------------------------------



Notes to the Schedule of Investments:

  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $10,159,387 resulting in gross unrealized appreciation and depreciation of $2,492,369 and $689,253, respectively, and net unrealized appreciation of $1,803,116.

The accompanying notes are an integral part of the financial statements.

6

  TOUCHSTONE EMERGING GROWTH FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Emerging Growth Fund

During the annual period ended December 31, 1999, several factors affected the Touchstone Emerging Growth Fund. After experiencing a difficult period during the third quarter of 1999, the equity markets surged in the fourth quarter to finish the year very strongly. In fact, small cap stocks led the surge, increasing their value by 18% (as measured by the Russell 2000 Index) during the fourth quarter, eclipsing the performance of large cap stocks (as measured by the S&P 500 Index) which were up 15%. Indeed, 1999 marked the first full calendar year that the Russell 2000 outperformed the S&P 500 since 1993, albeit by a very narrow margin (21.3% for the Russell 2000 versus 21.0% for the S&P
500). The Touchstone Emerging Growth Fund, with a return of 48.8%, exceeded the Russell 2000, which was its benchmark.

As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and an overweight position in technology, telecommunications, and select health care stocks drove perform ance in 1999. The growth-style portion of the portfolio was underweight in the consumer and financial sectors as many companies in those sectors did not meet the Westfield's minimum earnings growth criteria.

Though the strict valuation discipline eliminated the traditional internet and dot.com companies, the portfolio invested heavily in internet infrastructure stocks. Westfield views business-to-business e-commerce as an attractive sector with outstanding growth prospects. Traditional businesses are developing e-business models and Westfield invested in chip, software, telecommunications, and wireless stocks to take advantage of this major shift. In health care, Westfield focused on a select group of outstanding companies in medical devices, biotechnology and genomics.

The value-style manager of the Fund, David L. Babson & Company, reported that 1999 was a very difficult year for those small cap managers with a value discipline. For all of 1999, the Russell 2000 Growth Index was up 43%, while the Russell 2000 Value Index was down nearly 2% -- the widest differential in performance ever.

The value portion of the Touchstone Emerging Growth Fund was hurt by increased weightings in the Materials & Processing and Financial Services sectors -- two of the worst performing sectors in the Russell 2000 -- due to investors' concerns of rising interest rates.

Nevertheless, the Fund did benefit from several investments that delivered strong performance during the year. CommScope, the global leader in manufac tur ing coaxial cable, saw its stock increase 150% during 1999, and nearly four-fold from the original investment a couple of years ago. The company is benefiting from increased spending by AT&T and other cable companies to upgrade their cable services. Nabors Industries, the leading operator of oil rigs in North America, saw its stock increase 129% during the year due to increased drilling activity by its customers seeking to capitalize on the recent improvements in oil prices. Finally, Scitex, a leading maker of printing equipment, saw its stock increase 43% during the second half of 1999 (+24% for the full year), as the gradual global economic recovery is encouraging the company's overseas customers to begin ordering new equipment again.

7
  TOUCHSTONE EMERGING GROWTH FUND

While 1999 was a challenging year for the value side of the small cap market, the Touchstone Emerging Growth Fund delivered superior results, demonstrating once again the benefits of having both a value and growth discipline in one fund. Babson and Westfield look forward to continuing to deliver strong performance.



GROWTH OF A $10,000 INVESTMENT

Average Annual Total Return
One Year Ended      12/31/99       48.8%
Five Years Ended    12/31/99       21.9%
Since Inception     11/21/94       21.6%

Cumlative Total Return
Since Inception     11/21/94       172.0%


                  Touchstone Emerging  Russell 2000       Wiesenberger Small Cap
                  Growth Fund          (Major Index)      (Minor Index)

11/94             10000                10000              10000
12/94             10100                10268              10249
3/95              10330                10741              10850
6/95              10980                11748              12077
9/95              11950                12908              13655
12/95             12077                13187              13492
3/96              12677                13860              14229
6/96              13266                14554              15207
9/96              13011                14603              15499
12/96             13425                15363              15741
3/97              13051                14568              14553
6/97              15482                16930              16872
9/97              17947                19449              19435
12/97             17945                18798              18365
3/98              19634                20689              20406
6/98              18970                19724              19796
9/98              15288                15750              15639
12/98             18533                18319              18622
3/99              17929                17325              17782
6/99              21362                20019              20423
9/99              21350                18754              19772
12/99             27198                22153              24704


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

8

  TOUCHSTONE EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

                                                  Value
  Shares                                        (Note 1)

COMMON STOCKS - 97.0%
  AUTOMOTIVE - 0.6%
   24,500  Exide                            $   203,656
-------------------------------------------------------
  BANKING - 1.3%
   14,900  Dime Bancorp                         225,363
   15,300  Golden State Bancorp*                263,925
-------------------------------------------------------
                                                489,288
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 1.5%
   41,300  DiMon                                134,225
   13,000  Ralcorp Holdings*                    259,188
   27,800  Vlasic Foods International*          158,113
-------------------------------------------------------
                                                551,526
-------------------------------------------------------
  BUILDING MATERIALS - 1.5%
   28,500  Dal-Tile International*              288,563
    6,500  Martin Marietta Materials            266,500
-------------------------------------------------------
                                                555,063
-------------------------------------------------------
  COMMERCIAL SERVICES - 17.8%
   25,300  Administaff*                         765,325
   27,000  Applied Analytical Industries*       246,375
   10,700  A.C. Nielson*                        263,488
   15,000  Career Education*                    575,625
    9,000  CDI*                                 217,125
   16,000  DeVry*                               298,000
   21,000  Diamond Technology Partners*       1,804,688
   12,300  Forrester Research*                  847,163
    6,400  PerkinElmer                          266,800
   23,300  Safety-Kleen*                        263,581
   31,300  Stericycle*                          588,831
   19,500  Unova*                               253,500
   13,400  Wallace Computer Services            222,775
-------------------------------------------------------
                                              6,613,276
-------------------------------------------------------
  COMMUNICATIONS - 13.5%
   31,100  Advanced Fibre Communications*     1,389,781
   21,700  AudioCodes*                        1,996,390
    5,400  Ditech Communications*               504,900
   19,000  Powerwave Technologies*            1,109,125
-------------------------------------------------------
                                              5,000,196
-------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 12.3%
   26,700  CBT Group, ADR*                      894,450
   28,000  Mail.com*                            525,000
   33,900  Natural MicroSystems*              1,586,944
   26,000  Perot Systems, Class A*              494,000
   10,600  Policy Management System*            270,963
   21,000  Scientific Learning*                 766,500
-------------------------------------------------------
                                              4,537,857
-------------------------------------------------------
  COMPUTERS & INFORMATION - 1.3%
   13,000  Gerber Scientific                    285,188
   12,400  Scitex*                              180,575
-------------------------------------------------------
                                                465,763
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
   23,900  Magnetek*                            183,731
   10,000  Ucar International*                  178,125
-------------------------------------------------------
                                                361,856
-------------------------------------------------------
  ELECTRONICS - 0.9%
    8,500  Dionex*                              350,094
-------------------------------------------------------


                                                  Value
  Shares                                        (Note 1)

  ENTERTAINMENT & LEISURE - 2.5%
   17,000  Cinar, Class B*                  $   416,500
   13,500  SFX Entertainment, Class A*          488,531
-------------------------------------------------------
                                                905,031
-------------------------------------------------------
  FINANCIAL SERVICES - 1.2%
   25,400  First Sierra Financial*              434,975
-------------------------------------------------------
  FOOD RETAILERS - 0.6%
   15,100  Pantry (The)*                        213,288
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.6%
   14,000  Syncor International*                407,750
   27,000  Total Renal Care Holdings*           180,563
-------------------------------------------------------
                                                588,313
-------------------------------------------------------
  HEAVY CONSTRUCTION - 0.5%
   22,100  Foster Wheeler                       196,138
-------------------------------------------------------
  HEAVY MACHINERY - 2.9%
   24,100  Helix Technology                   1,079,981
-------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.3%
    6,000  LA-Z-Boy Chair                       100,875
-------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.6%
    8,000  Snap-on                              212,500
-------------------------------------------------------
  INSURANCE - 1.5%
   22,200  HCC Insurance Holdings               292,763
    7,650  HSB Group                            258,666
-------------------------------------------------------
                                                551,429
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.2%
   16,000  American Tower Systems, Class A*     489,000
    7,100  Central Newspapers, Class A          279,563
   20,600  Hollinger International              266,513
   34,200  Information Holdings*                993,938
    7,900  Lee Enterprises                      252,306
-------------------------------------------------------
                                              2,281,320
-------------------------------------------------------
  MEDICAL SUPPLIES - 4.2%
    7,900  Arthocare*                           481,900
   14,600  Novoste*                             240,900
    7,400  Roper Industries                     279,813
   24,500  Varian*                              551,250
-------------------------------------------------------
                                              1,553,863
-------------------------------------------------------
  METALS - 2.0%
   10,200  Belden                               214,200
    8,300  Harsco                               263,525
   13,000  Ryerson Tull                         252,688
-------------------------------------------------------
                                                730,413
-------------------------------------------------------
  OIL & GAS - 6.7%
    7,000  Equitable Resources                  233,625
    9,405  Friede Goldman Halter*                65,247
   17,100  Hanover Compressor*                  645,525
   13,900  Helmerich & Payne                    303,194
    9,300  Nabors Industries*                   287,719
   40,100  Santa Fe Snyder*                     320,800
   23,200  Stolt Comex Seaway*                  256,650
   54,000  Superior Energy Services*            364,500
-------------------------------------------------------
                                              2,477,260
-------------------------------------------------------
  PHARMACEUTICALS - 9.2%
   16,700  Albany Molecular Research*           509,350
   26,000  ILEX Oncology*                       627,250
   10,000  Millennium Pharmaceuticals*        1,220,000
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

9
  TOUCHSTONE EMERGING GROWTH FUND


Schedule of Investments continued

                                                  Value
  Shares                                        (Note 1)

COMMON STOCKS - Continued
  PHARMACEUTICALS - Continued
   27,500  Taro Pharmaceutical Industries*  $   398,750
   33,800  Titan Pharmaceuticals*               642,200
-------------------------------------------------------
                                              3,397,550
-------------------------------------------------------
  REAL ESTATE - 0.6%
    9,900  Prentiss Properties Trust, REIT      207,900
-------------------------------------------------------
  RETAILERS - 1.5%
   17,500  Enesco Group                         193,594
   10,000  Tweeter Home Entertainment
           Group*                               355,000
-------------------------------------------------------
                                                548,594
-------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 1.8%
   13,716  Albany International                 212,597
   28,100  Stride Rite                          182,650
   20,600  Unifi *                              253,638
-------------------------------------------------------
                                                648,885
-------------------------------------------------------
  TRANSPORTATION - 1.4%
   23,900  Fritz Companies*                     250,950
   15,800  Yellow*                              265,638
-------------------------------------------------------
                                                516,588
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $26,652,692)                          $35,773,478
-------------------------------------------------------


                                                  Value
    Units                                       (Note 1)

WARRANTS - 0.0%
  BANKING - 0.0%
    5,700  Golden State Bancorp*            $     4,988
-------------------------------------------------------
TOTAL WARRANTS
(COST $21,258)                              $     4,988
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.0%
(COST $26,673,950) (A)                      $35,778,466
CASH AND OTHER ASSETS
NET OF LIABILITIES -  3.0%                    1,100,995
-------------------------------------------------------
NET ASSETS - 100.0%                         $36,879,461
-------------------------------------------------------

Notes to the Schedule of Investments:

  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $26,680,804 resulting in gross unrealized appreciation and depreciation of $12,398,355 and $3,300,693, respectively, and net unrealized appreciation of $9,097,662
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

10

  TOUCHSTONE INTERNATIONAL EQUITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone International Equity Fund

The Touchstone International Equity Fund portfolio finished the year well ahead of its benchmark, the MSCI EAFE Index. While the MSCI EAFE Index ended 1999 with a 27.3% return, the Touchstone International Equity Fund had a 36.5% return. According to the manager of the Touchstone International Equity Fund, Credit Suisse Asset Management, performance lagged in the first quarter because the Fund was underweight in Japan and the manager was too defensive in investing in European and Japanese stocks. Performance was strong in the second half of the year due to the positive impact of regional allocations and stock selections.

In Japan, the economic recovery appeared to gather momentum in the second half of 1999 and corporate restructuring activity remained strong. During this period, Credit Suisse moved from a benchmark neutral weight to overweight. The most prominent Japanese sector overweights were in consumer finance and telecom mu ni cations as well as an exposure to smaller companies in consumer and tech nology related businesses. These decisions helped performance.

In Continental Europe, Credit Suisse moved from a slight underweight to an over weight position during the fourth quarter in the midst of a favorable economic environment, strong mergers and acquisition activity and a benign inflation outlook. The Fund's overweights in Finland and France proved especially beneficial due to large holdings in technology/telecommunications names like Nokia and ST Microelectronics.

Elsewhere, regional allocations and stock selection also boosted performance. The Fund was underweight in the U.K. because Credit Suisse believed there was a likelihood of further rate increases by the Bank of England. This underweight had a positive impact on performance as did stock selection in the U.K. which empha sized companies such as GEC Marconi, an old defense company in the process of reinventing itself as a telecom equipment manufacturer, and BP Amoco, the global oil and gas giant.

Finally, the Fund's modest allocation to the Emerging Markets also had a positive impact on performance; particularly in Brazil, Mexico, Korea, and Taiwan -- those countries poised to benefit most from a pick-up in global growth and rebound in commodity prices.

  11

  TOUCHSTONE INTERNATIONAL EQUITY FUND

  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return
  One Year Ended              12/31/99         36.5%
  Five Years Ended            12/31/99         17.2%
  Since Inception             11/21/94         15.7%

  Cumulative Total Return
  Since Inception             11/21/94        110.4%


                 Touchstone       MSCI EAFE        Wiesenberger
                 International    Equity Index     Non-US Equity Index
                 Equity Fund      (Major Index)    (Minor Index)

  11/94          10000            10000            10000
  12/94           9510            10065             9912
  3/95            9140            10260             9770
  6/95            9540            10343            10233
  9/95            9970            10782            10677
  12/95          10028            11228            10840
  3/96           10650            11560            11377
  6/96           10890            11752            11805
  9/96           10790            11746            11753
  12/96          11178            11942            12206
  3/97           11349            11763            12345
  6/97           12632            13299            13615
  9/97           13187            13214            13684
  12/97          12827            12187            12487
  3/98           14974            13990            14017
  6/98           15850            14148            13722
  9/98           13639            12146            11511
  12/98          15419            14666            13448
  3/99           15165            14880            13743
  6/99           15629            15268            14892
  9/99           16424            15949            15191
  12/99          21043            18669            19490


  Past performance is not indicative of future performance.

  Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  12

  TOUCHSTONE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
                                                             December 31, 1999

                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.7%
  AUSTRALIA - 0.0%
      175  Southcorp                        $       615
-------------------------------------------------------
  BRAZIL - 1.0%
    7,400  Petroleo Brasileiro, ADR             189,795
    1,535  Telecomunicacoes Brasileiras
           (Telebras), ADR                      197,248
-------------------------------------------------------
                                                387,043
-------------------------------------------------------
  CHINA - 0.4%
    3,255  China Steel, 144A, ADR                48,176
   12,800  China Telecom*                        80,026
      200  China Telecom, ADR*                   25,713
-------------------------------------------------------
                                                153,915
-------------------------------------------------------
  FINLAND - 3.6%
    6,353  Nokia Oyj                          1,152,853
    8,217  UPM-Kymmene                          331,359
-------------------------------------------------------
                                              1,484,212
-------------------------------------------------------
  FRANCE - 13.1%
    2,707  Alcatel Alsthom                      622,226
    6,264  Alstom                               209,028
       11  Aventis                                  640
    3,139  AXA                                  437,978
    6,213  Banque Nationale de Paris            573,749
    2,824  Carrefour Supermarche                521,289
    9,583  Credit Lyonnais*                     438,614
    1,471  Groupe Danone                        347,019
    1,737  Pinault-Printemps-Redoute            458,803
    6,435  Renault                              310,489
    4,632  Scor                                 204,535
    5,680  Total Fina S.A., Class B             758,734
    5,441  Vivendi                              491,761
-------------------------------------------------------
                                              5,374,865
-------------------------------------------------------
  GERMANY - 11.1%
    1,302  Allianz Holdings                     437,756
    5,927  BASF                                 304,741
    9,464  Deutsche Bank                        800,024
    4,293  Dresdner Bank                        233,062
    4,624  Mannesmann                         1,116,474
    1,469  Muenchener
           Rueckversicherungs-Gasellschaft      372,909
    6,102  Preussag                             340,191
      560  SAP                                  273,814
    3,045  Siemens                              387,718
    4,665  Veba                                 226,921
-------------------------------------------------------
                                              4,493,610
-------------------------------------------------------
  GREAT BRITAIN - 9.5%
   59,101  BP Amoco                             595,693
   12,349  British Aerospace                     81,176
   15,432  British Telecommunications           369,315
   13,152  Glaxo Wellcome                       373,006
      500  Jazztel, ADR*                         32,563
   45,249  Legal & General Group                123,242
   22,847  Lloyds TSB Group                     283,762
   27,403  Marconi                              486,159
   11,235  Peninsular and Oriental
           Steam Navigation                     187,351
   10,343  Reuters Group                        143,663


                                                Value
   Shares                                      (Note 1)

  GREAT BRITAIN - Continued
   29,895  Sainsbury (J)                    $   171,406
   17,720  Shell Transport & Trading            147,749
   28,325  SmithKline Beecham                   360,949
    5,926  South African Breweries               60,320
   86,758  Vodafone Group                       427,417
-------------------------------------------------------
                                              3,843,771
-------------------------------------------------------
  GREECE - 0.3%
      410  Alpha Credit Bank                     32,131
      761  Intracom                              34,862
    3,100  National Bank of Greece, GDR          43,594
-------------------------------------------------------
                                                110,587
-------------------------------------------------------
  HONG KONG - 0.0%
        4  Hang Seng Bank                            46
-------------------------------------------------------
  INDIA - 0.6%
    3,000  Larsen & Toubro, GDR                  99,750
    5,400  State Bank of India, GDR              55,778
    3,800  Videsh Sanchar Nigam, GDR             78,982
-------------------------------------------------------
                                                234,510
-------------------------------------------------------
  ITALY - 4.1%
   11,110  Assicurazione Generali               368,946
   20,036  Concessioni e Costruzioni
           Autostrade*                          136,386
   55,039  ENI                                  302,019
   20,590  Istituto Bancario San Paolo
           di Torino                            279,276
   63,603  Istituto Nazionale
           delle Assicurazioni                  169,409
  103,860  Tecnost*                             391,812
-------------------------------------------------------
                                              1,647,848
-------------------------------------------------------
  JAPAN - 34.8%
      900  Advantest                            237,699
    8,000  Alps Electric                        121,999
       50  Avex                                  12,472
   16,000  Bank of Tokyo                        222,870
    4,000  Bridgestone                           88,037
    2,000  Canon                                 79,429
    4,000  Daikin Industries                     54,387
   15,000  Daiwa Securities                     234,618
      200  Don Quijote                           31,302
    3,000  Fanuc
   26,000  Fuji Bank Limited (The)              252,548
    1,390  Fuji Soft ABC                        108,774
        9  Fuji Television Network              123,251
    4,000  Fujisawa Pharmaceutical               97,036
    6,000  Fujitsu                              273,501
   13,000  Fukuyama Transporting                 93,466
    9,200  Hitachi Credit                       186,736
    3,000  Hitachi Maxell                        88,330
    7,000  House Foods                          106,133
    7,000  Industrial Bank of Japan              67,446
    1,900  ITO Yokado                           206,300
    7,000  Kaneka                                89,494
    4,000  Kao                                  114,057
   12,000  Kirin Brewery                        126,186
   55,000  Kubota                               210,359
    2,800  Kyocera                              725,814


The accompanying notes are an integral part of the financial statements.

13

  TOUCHSTONE INTERNATIONAL EQUITY FUND


Schedule of Investments continued

                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN - Continued
    1,000  Matsushita Communication
           Industrial                       $   264,110
   11,000  Matsushita Electric                  304,509
    8,000  Minebea                              137,181
   19,000  Mitsubishi                           146,640
   27,500  Mitsui Chemicals                     221,388
    4,000  Mitsumi Electric                     125,208
    5,000  Mori Seiki                            67,006
    1,000  Murata Manufacturing                 234,765
    9,000  NEC                                  214,370
      500  NIDEC                                146,239
   11,000  Nikko Securities Co. (The)           139,127
    1,300  Nintendo                             214,017
    9,000  Nippon Meat Packers                  116,649
       48  Nippon Telegraph & Telephone         821,677
    7,000  Nomura Securities                    126,333
       11  NTT Data                             252,861
        6  NTT Mobile Communication
           Network                              230,656
    1,800  Orix                                 405,321
    1,000  Rohm Company                         410,838
   46,000  Sakura Bank                          266,380
   13,000  Sanwa Bank (The)                     158,065
    2,000  Secom                                220,092
   12,000  Sekisui House                        106,231
    1,000  Seven-Eleven Japan                   158,466
           Sharp                                127,898
    4,000  Shin-Etsu Chemical                   172,161
      197  Softbank                             188,463
    1,700  Sony                                 503,864
      100  Sony, ADR                             28,475
    8,000  Sumitomo Bank                        109,479
   25,000  Sumitomo Chemical                    117,382
   11,000  Sumitomo Marine & Fire
           Insurance Co. (The)                   67,788
   13,000  Sumitomo Realty & Development         43,236
   28,000  Sumitomo Trust & Banking             188,986
    3,000  Taisho Pharmaceutical                 88,037
    4,000  Taiyo Yuden                          237,112
    4,000  Takeda Chemical Industries           197,594
    2,400  TDK                                  331,253
   14,000  Tokyo Broadcasting System            473,834
    2,000  Tokyo Electron                       273,892
    5,000  Tostem                                89,749
   15,000  Toyota Motor                         726,303
    1,400  WORLD                                171,183
    4,000  Yamanouchi Pharmaceutical            139,685
    2,000  Yamato Transport                      77,472
-------------------------------------------------------
                                             14,176,005
-------------------------------------------------------
  MEXICO - 1.2%
    3,115  Cemex SA de CV, ADR*                  86,831
    1,700  Grupo Televisa, GDR*                 116,025
    2,500  Telefonos de Mexico, Class L, ADR    281,250
-------------------------------------------------------
                                                484,106
-------------------------------------------------------



                                                Value
   Shares                                      (Note 1)

  NETHERLANDS - 7.2%
    4,697  Akzo Nobel                       $   235,817
    3,613  Equant*                              410,504
    6,683  Fortis                               240,864
    7,597  ING Groep                            459,075
    4,384  Koninklijke (Royal) Philips
           Electronics                          596,663
    4,965  STMicroelectronics                   764,835
    4,258  Verenigde Nederlandse                223,993
-------------------------------------------------------
                                              2,931,751
-------------------------------------------------------
  PORTUGAL - 1.2%
   42,418  Portugal Telecom                     465,697
      363  PT Multimedia - Servicos
           de Telecomunicaceous e Multimedia
           SGPS*                                 20,666
-------------------------------------------------------
                                                486,363
-------------------------------------------------------
  SOUTH AFRICA - 0.1%
    8,900  Standard Bank Investment Corp.        36,975
-------------------------------------------------------
  SOUTH KOREA - 0.9%
    6,300  Korea Electric Power, ADR            105,525
    2,300  Korea Telecom, ADR                   171,925
    1,146  Pohang Iron & Steel                   40,110
      272  Samsung Electronics, 144A, GDR        33,252
-------------------------------------------------------
                                                350,812
-------------------------------------------------------
  SPAIN - 3.1%
   29,120  Banco Santander Central Hispano      329,976
   38,021  Telefonica                           950,606
-------------------------------------------------------
                                              1,280,582
-------------------------------------------------------
  SWEDEN - 1.4%
    6,423  Ericsson                             413,680
    5,544  Skandia Forsakrings                  167,763
-------------------------------------------------------
                                                581,443
-------------------------------------------------------
  SWITZERLAND - 4.4%
    2,304  ABB                                  281,938
      240  Novartis                             352,573
       36  Roche Holding                        427,521
    1,364  Union Bank of Switzerland            368,533
      600  Zurich Allied                        342,319
-------------------------------------------------------
                                              1,772,884
-------------------------------------------------------
  TAIWAN - 0.7%
    6,592  Taiwan Semiconductor
           Manufacturing, ADR                   296,640
-------------------------------------------------------
TOTAL COMMON STOCKS
(COST $30,690,496)                          $40,128,583
-------------------------------------------------------
INVESTMENT TRUST - 0.2%
  TAIWAN - 0.2%
      592  Morgan Stanley Taiwan OPALS,
           Series B, 144A (b)               $    85,711
-------------------------------------------------------
TOTAL INVESTMENT TRUST (COST $73,870)       $    85,711
-------------------------------------------------------
PREFERRED STOCK - 0.8%
  GERMANY - 0.8%
      531  SAP                              $   320,126
-------------------------------------------------------
TOTAL PREFERRED STOCK (COST $222,303)       $   320,126
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  14

  TOUCHSTONE INTERNATIONAL EQUITY FUND


Schedule of Investments continued

                                                Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  FRANCE - 0.0%
    1,059  Banque Nationale de Paris*       $     4,890
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     4,890
-------------------------------------------------------


  Principal               Interest  Maturity      Value
   Amount                   Rate     Date       (Note 1)

CORPORATE BOND - 0.0%
  GREAT BRITAIN - 0.0%
GBP  3,900  British
            Aerospace       7.450% 11/30/03 $        61
-------------------------------------------------------
TOTAL CORPORATE BOND (COST $138)            $        61
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 99.7%
(COST $30,986,807) (A)                      $40,539,371
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.3%                       124,006
-------------------------------------------------------
NET ASSETS - 100.0%                         $40,663,377
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $31,292,611 resulting in gross unrealized appreciation and depreciation of $10,240,114 and $993,354, respectively, and net unrealized appreciation of $9,246,760
(b)  Board valued security.
144A  - Security exempt from registration under Rule 144A of Securities Act of
        1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $167,139, or 0.4% of net assets.
ADR - American Depositary Receipt
GBP - Great Britain Pound
GDR - Global Depositary Receipt
OPALS -  Optimised Portfolios As Listed Securities




Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 1999 was as follows:

  Industry                                        Percentage
   Sector                                         Net Assets

Banking                                              12.80%
Communications                                       10.35%
Electrical Equipment                                  9.44%
Telephone Systems                                     7.74%
Electronics                                           7.57%
Insurance                                             5.41%
Pharmaceuticals                                       5.01%
Heavy Machinery                                       4.98%
Oil & Gas                                             4.90%
Commercial Services                                   4.25%
Financial Services                                    3.58%
Retailers                                             3.38%
Chemicals                                             3.30%
Automotive                                            2.55%
Computer Software & Processing                        2.41%
Media - Broadcasting & Publishing                     2.35%
Transportation                                        2.05%
Beverages, Food & Tobacco                             1.86%
Multiple Utilities                                    1.46%
Forest Products & Paper                               0.81%
Entertainment & Leisure                               0.56%
Metals                                                0.44%
Food Retailers                                        0.42%
Textiles, Clothing & Fabrics                          0.42%
Computers & Information                               0.36%
Construction                                          0.26%
Electric Utilities                                    0.26%
Building Materials                                    0.21%
Miscellaneous                                         0.21%
Aerospace & Defense                                   0.20%
Real Estate                                           0.11%
Containers & Packaging                                0.00%
Other assets in excess of liabilities                 0.35%
-----------------------------------------------------------
                                                    100.00%
-----------------------------------------------------------



The accompanying notes are an integral part of the financial statements.

15



  TOUCHSTONE INCOME OPPORTUNITY FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Income Opportunity Fund

For the twelve months ended December 31, 1999, the Touchstone Income Opportunity Fund performed better than the index. The Fund's benchmark was the Lehman Brothers Corporate Bond Index, which produced a return of (2.1)%. The Income Opportunity Fund had a 2.7% return in 1999.

Emerging assets, however, closed the year on a very strong note with the JP Morgan Emerging Market Bond Plus Mutual Fund Index returning 5.41% in December, bringing the year-to-date gain to 25.97%. At the end of the year, the emerging market percentage was 40% of the Fund. The manager of the Touchstone Income Opportunity Fund, Alliance Capital Management, moved the emphasis of the portfolio in 1999 from corporate assets to sovereign debt because they believe that sovereign debt will outperform corporate debt due to its greater liquidity. During the second half of the year, Alliance increased the weighting in Russia by about 1.25%, which proved to be positive for the Fund. Russian debt was the outperforming asset for both the month of December and the year, returning 14.84% and 165.70% respectively. The Touchstone Income Opportunity Fund also continued to hold a large position in Mexico, which was upgraded this year by Moody's to Ba1, one notch below investment grade, and performed well, returning 15.30% for the year.

Alliance reduced the position in emerging market corporates from about 10% to roughly 5.7%. Two defaulted positions, FSW International and NTS Steel, were sold. During the second half of the year, Alliance also elected to sell the position in Paging Network Brazil. The com pany, located in Brazil, had been negatively impacted by the devaluation of the Brazilian currency and the decreasing demand for paging services due to the popularity of cellular phones.

The high yield market is completing its second straight year of low single-digit returns. The Merrill Lynch High Yield Index returned 1.573% for the year. This is the first occurrence in the history of the high yield market of sub-coupon returns in a non-recessionary economic environment. Alliance believes this poor perform ance is a function of significant spread widening brought about by reduced liquidity following the global dislocation of 1998 (i.e., Asia, Russia, Brazil) and a persistently rising high yield default rate. According to Moody's, defaults are currently averaging about 6%. During the second half of the year, Alliance began to actively reduce exposure to possible problem/restructuring scenarios when credit fundamentals suggested that it was warranted and market prices repre sented fair value. Alliance elected to sell several assets including Aqua Chem, Eagle Geophysical, Orion Network and TVN Entertainment. These securities were sold due to credit concerns and Alliance's belief that the money could be invested in better performing assets. During the month of December, two other assets posted large price declines due to poor operating performance. These securities include Pen Tab and Republic Technologies. Pen Tab was downgraded in early December to Caa2 by Moody's due to their weaker than expected operating performance and heightened liquidity concerns. There has been little support from the underwriter and the bonds moved down in price from the mid 80s to $25.00. Alliance continues to hold the position.

Another security in the Portfolio which posted a price decline was Republic Technologies. The company missed earnings expectations and the bonds rapidly declined in price from the low 90s to its year end price of $65.00.

Alliance has been in contact with both the company and the sponsor, and continues to hold the credit, believing it will improve.

  16

  TOUCHSTONE INCOME OPPORTUNITY FUND

In general for the high yield market, primary activity slowed during 1999 from 1998 levels, although $94.7 billion in new issues came to market. Media and telecommunications continued to be the dominant suppliers of new issuance, accounting for 69.6% ($12.1 billion of $17.4 billion issued) of the supply in the fourth quarter. One big change in the high yield market this year was the lack of demand from mutual funds, which saw redemptions for most of the year. This has left structured products, insurance, pension, and crossover accounts as the major participants in the market, which has in turn led to lower trading volumes and reduced demand for new issuance.



GROWTH OF A $10,000 INVESTMENT

Average Annual Total Return
One Year Ended      12/31/99       2.7%
Five Years Ended    12/31/99       9.7%
Since Inception     11/21/94       8.2%

Cumulative Total Return
Since Inception     11/21/94       49.5%



                                                                CDA/Wiesenberger
         Touchstone         Lehman Brothers   CDA/Wiesenberger  Corporate High
         Income             Corporate Bond    Global Income     Yield Average
         Opportunity Fund   (Major Index)     (Minor Index)     (Minor Index 2)

11/94    10000              10000             10000             10000
12/94    9420               10088             9877              10037
3/95     8990               10666             10235             10523
6/95     10373              11442             10805             11057
9/95     11030              11698             10988             11409
12/95    11620              12276             11387             11769
3/96     12283              11976             11296             12049
6/96     13057              12017             11442             12283
9/96     14087              12259             11797             12822
12/96    14800              12684             12155             13219
3/97     15138              12574             11942             13249
6/97     16189              13078             12303             13966
9/97     16986              13583             12615             14731
12/97    16581              13974             12662             14909
3/98     17478              14209             12855             15492
6/98     16750              14558             12854             15471
9/98     13958              15043             12888             14234
12/98    14547              15169             13262             14678
3/99     14754              15095             13065             15095
6/99     14685              14856             12850             15142
9/99     14498              14912             12958             14781
12/99    14945              14910             13014             15096



Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

17



  TOUCHSTONE INCOME OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
                                                              December 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

CORPORATE BONDS - 52.2%
  AEROSPACE & DEFENSE - 1.2%
$ 500,000  Pacific Aerospace
           & Electronics    11.25% 08/01/05 $   300,000
-------------------------------------------------------
  AUTOMOTIVE - 5.9%
  750,000  Sonic Automotive,
           Series B         11.00% 08/01/08     742,500
  750,000  Tenneco
           Automotive,
           144A            11.625% 10/15/09     765,000
-------------------------------------------------------
                                              1,507,500
-------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.9%
  400,000  Richmont
           Marketing
           Specialists     10.125% 12/15/07     240,000
-------------------------------------------------------
  COMMERCIAL SERVICES - 2.8%
  500,000  Building One
           Services         10.50% 05/01/09     480,000
  500,000  Dialog, Series A,
           Yankee Dollar    11.00% 11/15/07     240,000
-------------------------------------------------------
                                                720,000
-------------------------------------------------------
  COMMUNICATIONS - 8.6%
  750,000  Netia Holdings,
           Series B, 144A  13.125% 06/15/09     772,500
  450,000  Northeast Optic
           Network          12.75% 08/15/08     481,500
  400,000  Turkcell, 144A   12.75% 08/01/05     414,500
  500,000  United Pan-Europe
           Communications,
           144A             11.25% 11/01/09     513,125
-------------------------------------------------------
                                              2,181,625
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 1.8%
  450,000  Bell Sports,
           Series B         11.00% 08/15/08     450,000
-------------------------------------------------------
  HEALTH CARE PROVIDERS - 2.0%
  500,000  LifePoint Hospitals
           Holdings,
           Series B         10.75% 05/15/09     517,500
-------------------------------------------------------
  HEAVY MACHINERY - 5.4%
  700,000  Generac Portable
           Products         11.25% 07/01/06     714,000
  750,000  Pentacon,
           Series B         12.25% 04/01/09     675,000
-------------------------------------------------------
                                              1,389,000
-------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 0.9%
  880,000  Pen-Tab
           Industries,
           Series B        10.875% 02/01/07     220,000
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 3.5%
1,000,000  Innova S. de R.L.,
           Yankee-Dollar   12.875% 04/01/07     890,000
-------------------------------------------------------
  MEDICAL SUPPLIES - 2.8%
  700,000  Kelso & Company,
           144A             12.75% 10/01/09     724,500
-------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  METALS - 1.9%
$ 750,000  Republic
           Technologies
           International,
           144A             13.75% 07/15/09 $   495,000
-------------------------------------------------------
  OIL & GAS - 5.1%
  750,000  EOTT Energy
           Partners         11.00% 10/01/09     776,250
  500,000  Western Gas
           Resources        10.00% 06/15/09     512,500
-------------------------------------------------------
                                              1,288,750
-------------------------------------------------------
  TELEPHONE SYSTEMS - 9.4%
  550,000  Exodus
           Communications,
           144A             10.75% 12/15/09     559,625
  550,000  Global Crossing
           Holdings, 144A   9.125% 11/15/06     543,813
  500,000  Metromedia Fiber
           Network          10.00% 12/15/09     512,500
  750,000  Worldwide
           Fiber, 144A      12.00% 08/01/09     772,500
-------------------------------------------------------
                                              2,388,438
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $14,597,618)                          $13,312,313
-------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 45.3%
  ARGENTINA - 4.1%
$1,144,000 Republic of
           Argentina, Brady
           Bond(b)          6.813% 03/31/05 $ 1,034,519
-------------------------------------------------------
  BRAZIL - 7.7%
1,200,000  Republic of
           Brazil          11.625% 04/15/04   1,200,000
1,000,000  Republic of
           Brazil, Brady
           Bond(b)          6.938% 04/15/24     758,750
-------------------------------------------------------
                                              1,958,750
-------------------------------------------------------
  BULGARIA - 6.4%
1,050,000  Government of
           Bulgaria, Brady
           Bond, IAB,
           PDI(b)            6.50% 07/28/11     828,188
1,000,000  Government of
           Bulgaria, Brady
           Bond, Series A(b) 6.50% 07/28/24     798,750
-------------------------------------------------------
                                              1,626,938
-------------------------------------------------------
  COLOMBIA - 2.7%
  750,000  Republic of
           Colombia          9.75% 04/23/09     697,500
-------------------------------------------------------
  MEXICO - 7.3%
1,750,000  United Mexican
           States          10.375% 02/17/09   1,863,749
-------------------------------------------------------
  MOROCCO - 2.7%
  750,000  Kingdom of
           Morocco,
           Series A(b)      6.844% 01/01/09     676,875
-------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

18

  TOUCHSTONE INCOME OPPORTUNITY FUND

Schedule of Investments continued

  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - Continued
  PERU - 3.6%
$1,500,000 Republic of
           Peru, Brady Bond,
           FLIRB(b)          3.75% 03/07/17 $   928,125
-------------------------------------------------------
  PHILIPPINE ISLANDS - 3.1%
  800,000  Republic of
           Philippines      9.875% 01/15/19     791,000
-------------------------------------------------------
  RUSSIA - 2.6%
1,100,000  Russian Federation,
           Euro-Dollar       8.75% 07/24/05     651,750
-------------------------------------------------------
  TURKEY - 3.2%
  750,000  Republic of
           Turkey          12.375% 06/15/09     804,375
-------------------------------------------------------
  VENEZUELA - 1.9%
  750,000  Republic of
           Venezuela         9.25% 09/15/27     495,000
-------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $10,764,664)              $11,528,581
-------------------------------------------------------


                                                Value
   Shares                                      (Note 1)

WARRANTS - 0.0%
  COMMUNICATIONS - 0.0%
      600  Paging do Brazil, Class B*, 144A $         0
-------------------------------------------------------
  NIGERIA - 0.0%
      750  Central Bank of Nigeria*                   0
-------------------------------------------------------
  TELEPHONE SYSTEMS - 0.0%
   10,125  Conecel Holdings*                          0
      400  Loral Space & Communications*          3,800
      300  Primus Telecommunications*             7,500
-------------------------------------------------------
                                                 11,300
-------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $    11,300
-------------------------------------------------------


                                               Value
                                              (Note 1)

TOTAL INVESTMENTS AT VALUE - 97.5%
(COST $25,362,282)(A)                       $24,852,194
CASH AND OTHER ASSETS
NET OF LIABILITIES - 2.5%                       635,365
-------------------------------------------------------
NET ASSETS - 100.0%                         $25,487,559
-------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $25,401,301 resulting in gross unrealized appreciation and depreciation of $1,093,596 and $1,642,703 respectively, and net unrealized depreciation of $549,107
(b) Interest rate shown reflects current rate on instrument with variable or floating rates.
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $5,560,563 or 21.8% of net assets.
Brady Bond - U.S. dollar denominated bonds of developing countries that were exchanged, in a restructuring, for commercial bank loans in default. The bonds are collateralized by U.S. Treasury zero-coupon bonds to ensure principal.
Euro-Dollar - Bonds issued offshore that pay interest and principal in U.S.
              dollars.
FLIRB - Front-Load Interest Reduction Bonds
IAB - Interest Arrears Bonds
PDI - Past Due Interest Bonds
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

19

  TOUCHSTONE HIGH YIELD FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone High Yield Fund

The high yield market suffered considerably from the highest default rate seen since 1990, resulting from a surge in lower-rated, first time issuers that placed debt in 1997 and 1998. The credit problems were compounded by the after-effects of the recent Asian liquidity crisis. As a result, there was considerable principal erosion with the Moody's default rate for 1999 finishing at 5.5% on an issuer basis and 7.8% on a par-weighted basis. Credit problems affected all sectors of the market, even the higher quality segment on which the Touchstone High Yield Fund focuses. This led to the Touchstone High Yield Fund ending 1999 with a return of (8.1)%, compared to the (1.1)% return of the Fund's benchmark, the Merrill Lynch High Yield Bond Index.

Although the Touchstone High Yield Fund did not suffer any defaults, Fort Washington Investment Advisors, the manager of the Touchstone High Yield Fund, reported that they did sell one security at what would be considered a defaulted level. Furthermore, other issues did realize material market value losses as their outlooks became more uncertain. Concentration in these issues compounded this impact, resulting in performance which trailed the overall market.

Looking forward, the Fund continues to focus on higher quality credits where the risk return profile appears most attractive. Although the economy remains rather strong, defaults will likely remain above historical averages as some of the weaker issues run their course. High default rates, an active Federal Reserve and increasing interest rates create a difficult environment for high yield which will likely limit significant capital appreciation in the first half of the year. However, much of this environment is already reflected in the high yield market allowing for returns approximating yields. If defaults begin to ease and the Federal Reserve becomes less restrictive, high yield could perform well in the second half of 2000. Fort Washington expects that the Fund will be well-positioned to perform in this environment.

  20

  TOUCHSTONE HIGH YIELD FUND


  GROWTH OF A $10,000 INVESTMENT


Average Annual Total Return
  One Year Ended    12/31/99       N/A
  Since Inception   05/01/99       N/A

Cumulative Total Return
  Since Inception   05/01/99       (8.1%)



                                              Weisenberger:
                           Merrill Lynch      Corporate -       Smith Barney
        Touchstone High    High Yield Bond    High Yield - VA   Corporate - BBB
        Yield Fund         (Major Index)      (Minor Index)     (Minor Index)

  5/99  10000              10000              10000              10000
  6/99   9830               9912               9781               9810
  9/99   9220               9788               9548               9828
  12/99  9189               9894               9751               9847


  Past performance is not indicative of future performance.

  Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  21

  TOUCHSTONE HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
                                                             December 31, 1999



  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

CORPORATE BONDS - 95.6%
  AUTOMOTIVE - 4.6%
$ 500,000  Accuride,
            Series B         9.25% 02/01/08 $   455,000
  250,000  Federal-Mogul    7.375% 01/15/06     229,065
-------------------------------------------------------
                                                684,065
-------------------------------------------------------
  CHEMICALS - 3.4%
  500,000  Lyondell Chemical,
           Series B         9.875% 05/01/07     510,000
-------------------------------------------------------
  COMMERCIAL SERVICES - 8.8%
  500,000  Allied Waste
           North America,
           144A             10.00% 08/01/09     447,500
  500,000  Rural/Metro      7.875% 03/15/08     393,750
  500,000  United Rentals,
           Series B          8.80% 08/15/08     466,875
-------------------------------------------------------
                                              1,308,125
-------------------------------------------------------
  COMMUNICATIONS - 8.8%
  500,000  Charter
           Communications
           Holdings         8.625% 04/01/09     461,875
  500,000  Pinnacle
           Holdings(b)       0.00% 03/15/08     327,500
  500,000  Williams
           Communications
           Group           10.875% 10/01/09     522,500
-------------------------------------------------------
                                              1,311,875
-------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.3%
  250,000  Revlon Consumer
           Products          9.00% 11/01/06     187,500
-------------------------------------------------------
  ELECTRIC UTILITIES - 3.1%
  500,000  AES               8.50% 11/01/07     467,500
-------------------------------------------------------
  ELECTRICAL EQUIPMENT - 3.3%
  500,000  Integrated Electrical
           Services, Series B9.375%02/01/09     490,625
-------------------------------------------------------
  ENTERTAINMENT & LEISURE - 2.9%
  500,000  Carmike
           Cinemas,
           Series B         9.375% 02/01/09     433,750
-------------------------------------------------------
  FINANCIAL SERVICES - 0.4%
  500,000  ContiFinancial   8.125% 04/01/08      56,250
-------------------------------------------------------
  FOOD RETAILERS - 4.8%
  500,000  Marsh
           Supermarkets,
           Series B         8.875% 08/01/07     460,000
  250,000  Stater Brothers
            Holdings        10.75% 08/15/06     253,125
-------------------------------------------------------
                                                713,125
-------------------------------------------------------
  FOREST PRODUCTS & PAPER - 8.9%
  500,000  Delta Mills,
           Series B         9.625% 09/01/07     350,000
  500,000  Republic Group    9.50% 07/15/08     470,000
  500,000  Tembec Finance,
           Yankee Dollar    9.875% 09/30/05     518,750
-------------------------------------------------------
                                              1,338,750
-------------------------------------------------------

  Principal               Interest Maturity      Value
   Amount                    Rate    Date       (Note 1)

  HEALTH CARE PROVIDERS - 8.3%
$ 200,000  Columbia/HCA
           Healthcare        7.00% 07/01/07 $   176,539
  500,000  Genesis Health
           Ventures          9.25% 10/01/06     205,000
  500,000  LifePoint
           Hospitals
           Holdings,
           Series B         10.75% 05/15/09     517,500
  500,000  Omnicare,
           Convertible       5.00% 12/01/07     335,000
-------------------------------------------------------
                                              1,234,039
-------------------------------------------------------
  HOUSING - 3.0%
  500,000  Champion
           Enterprises,
           144A             7.625% 05/15/09     448,890
-------------------------------------------------------
  INSURANCE - 2.8%
  500,000  Willis Corroon    9.00% 02/01/09     416,250
-------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 9.9%
  500,000  American Lawyer
           Media, Series B   9.75% 12/15/07     485,000
  500,000  Chancellor
           Media             9.00% 10/01/08     520,000
  500,000  Susquehanna
           Media             8.50% 05/15/09     486,875
-------------------------------------------------------
                                              1,491,875
-------------------------------------------------------
  METALS - 6.2%
  500,000  Algoma Steel    12.375% 07/15/05     470,000
  500,000  LTV Corporation
           (The)             8.20% 09/15/07     450,000
-------------------------------------------------------
                                                920,000
-------------------------------------------------------
  OIL & GAS - 6.9%
  500,000  HS Resources      9.25% 11/15/06     495,000
  500,000  RBF Finance      11.00% 03/15/06     532,499
-------------------------------------------------------
                                              1,027,499
-------------------------------------------------------
  RESTAURANTS - 2.5%
  500,000  Advantica
           Restaurant
           Group            11.25% 01/15/08     370,000
-------------------------------------------------------
  TELEPHONE SYSTEMS - 2.5%
  500,000  Paging
           Network          8.875% 02/01/06     145,000
  250,000  Sprint Capital   6.875% 11/15/28     222,393
-------------------------------------------------------
                                                367,393
-------------------------------------------------------
  TRANSPORTATION - 3.2%
  500,000  American
           Commercial
           Lines, Series B  10.25% 06/30/08     480,000
-------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $16,105,045)                          $14,257,511
-------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 95.6%
(COST $16,105,045)(A)                       $14,257,511
CASH AND OTHER ASSETS
NET OF LIABILITIES - 4.4%                       658,421
-------------------------------------------------------
NET ASSETS - 100.0%                         $14,915,932
-------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

22



  TOUCHSTONE HIGH YIELD FUND


Schedule of Investments continued




Notes to the Schedule of Investments:
(a) The aggregate identified cost for federal income tax purposes is $16,105,045 resulting in gross unrealized appreciation and depreciation of $70,047 and $1,917,580, respectively, and net unrealized depreciation of $1,847,533.
(b)  Step coupon bond, zero coupon until 03/12/2003, 10.00% thereafter.




144A - Security exempt from registration under Rule 144A of Securities Act of
       1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $896,390 or 6.0% of net assets.
Yankee Dollar - U.S. dollar denominated bonds issued by non-U.S. companies in the U.S.


The accompanying notes are an integral part of the financial statements.

23



  TOUCHSTONE VALUE PLUS FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Value Plus Fund

Fort Washington Investment Advisors, the manager of the Touchstone Value Plus Fund, states that they have been in the top quartile of the large value equity manager universe for 1999. The Fund's return of 15.0% exceeded the 12.0% return of its benchmark, the S&P/Barra Value Index.

The U.S. stock market finished 1999 with a flourish to record another big year. Despite the protestations of countless naysayers, stocks recorded their fifth straight year of twenty plus percent returns, as measured by the S&P 500 Index. Yet once again this performance was concentrated in a relative handful of large capitalization, mostly technology stocks. The market's "underbelly" is very soft; since April of 1998, 70% of the roughly 6,000 U.S. common stocks are down in price. In fact, over one half of the stocks in the S&P 500 Index had a negative absolute return for 1999.

The best performing sectors in the portfolio for the last quarter were Consumer Staples and Communication Services. Leading the performance in these sectors were Sysco and Frontier Corp (now Global Crossings). Other notable performers in the quarter were Nortel Networks and Amgen. Consumer Cyclicals was the worst performing sector with Stewart Enterprises showing the worst underperformance.




GROWTH OF A $10,000 INVESTMENT



Average Annual Total Return
One Year Ended      12/31/99       15.0%
Since Inception     05/01/98       10.1%

Cumulative Total Return
Since Inception     05/01/98       17.4%



              Touchstone                                          Wilshire Large
             Value Plus         S&P 500         S&P/Barra Value     Cap Value
                Fund         (Major Index)      (Minor Index)    (Minor Index 2)

5/98              10000            10000              10000           10000
6/99              9840             10227              9934            9968
9/98              8810             9210               8651            8853
12/98             10211            11171              10159           10075
3/99              10542            11729              10449           10073
6/99              11344            12556              11577           10862
9/99              10321            11771              10509           9771
12/99             11744            13523              11379           10433





Past performance is not indicative of future performance.



Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

24

  TOUCHSTONE VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999


                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.2%
  ADVERTISING - 2.3%
    2,900  Interpublic Group of
           Companies (The)                  $   167,294
--------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
    2,600  Honeywell International              149,988
--------------------------------------------------------
  AUTOMOTIVE - 1.9%
    3,150  Magna International, Class A         133,481
--------------------------------------------------------
  BANKING - 3.2%
    2,757  Bank One                              88,396
    1,000  Chase Manhattan                       77,688
    3,850  North Fork Bancorporation             67,375
--------------------------------------------------------
                                                 233,459
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.8%
    3,150  McCormick & Company                   93,713
    5,075  Pepsico                              178,894
--------------------------------------------------------
                                                 272,607
--------------------------------------------------------
  COMMUNICATIONS - 3.0%
    2,150  Nortel Networks                      217,150
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 8.1%
    6,900  Ceridian*                            148,781
    2,200  Computer Associates International    153,863
    5,570  Compuware*                           207,483
    1,500  First Data                            73,969
--------------------------------------------------------
                                                584,096
--------------------------------------------------------
  COMPUTERS & INFORMATION - 9.6%
    1,550  Hewlett-Packard                      176,603
    1,550  International Business Machines      167,400
    2,250  Lexmark International Group,
           Class A*                             203,625
    1,800  Sun Microsystems*                    139,388
--------------------------------------------------------
                                                687,016
--------------------------------------------------------
  ELECTRIC UTILITIES - 1.4%
    3,175  CMS Energy                            99,020
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.5%
    1,225  Thomas & Betts                        39,047
--------------------------------------------------------
  ELECTRONICS - 2.4%
    2,050  Intel                                168,741
--------------------------------------------------------
  FINANCIAL SERVICES - 7.1%
    3,162  Citigroup                            175,689
    1,350  Federal Home Loan Mortgage
           Corporation                           63,534
    2,675  Federal National Mortgage
           Association                          167,020
    2,400  SLM Holding                          101,400
--------------------------------------------------------
                                                 507,643
--------------------------------------------------------
  FOOD RETAILERS - 1.5%
    3,277  Albertson's                          105,683
--------------------------------------------------------
  FOREST PRODUCTS & PAPER - 5.2%
    3,375  Kimberly-Clark                       220,214
    3,575  Mead                                 155,289
--------------------------------------------------------
                                                 375,503
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 1.3%
    5,850  Manor Care*                           93,600
--------------------------------------------------------
  HEAVY MACHINERY - 3.2%
      850  Applied Materials*                   107,684


                                                Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - Continued
    2,200  Ingersoll-Rand                   $   121,138
--------------------------------------------------------
                                                228,822
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 2.1%
      975  General Electric                     150,881
--------------------------------------------------------
  INSURANCE - 5.0%
    1,175  Aetna                                 65,580
    4,700  AXA Financial                        159,213
    3,375  Reliastar Financial                  132,258
--------------------------------------------------------
                                                357,051
--------------------------------------------------------
  MEDICAL SUPPLIES - 2.2%
    1,050  Baxter International                  65,953
    3,450  Becton Dickinson & Company            92,288
--------------------------------------------------------
                                                158,241
--------------------------------------------------------
  METALS - 1.9%
    5,325  Masco                                135,122
--------------------------------------------------------
  OIL & GAS - 8.2%
    6,675  Conoco, Class A                      165,206
    1,773  Exxon Mobil                          142,837
    1,700  Schlumberger                          95,625
    3,350  Tosco                                 91,078
      329  Transocean Sedco Forex                11,087
    2,700  Williams Companies (The)              82,519
--------------------------------------------------------
                                                588,352
--------------------------------------------------------
  PHARMACEUTICALS - 7.5%
    3,425  Abbott Laboratories                  124,370
    2,650  Amgen*                               159,166
    2,800  Cardinal Health                      134,050
    1,750  Merck                                117,359
--------------------------------------------------------
                                                534,945
--------------------------------------------------------
  RETAILERS - 3.0%
    2,075  Federated Department Stores*         104,917
   10,325  Office Depot*                        112,930
--------------------------------------------------------
                                                217,847
--------------------------------------------------------
  TELEPHONE SYSTEMS - 10.5%
    2,225  Alltel                               183,980
    1,875  Bell Atlantic                        115,430
    3,128  Global Crossing*                     156,400
    2,813  MCI WorldCom*                        149,238
    2,950  SBC Communications                   143,813
--------------------------------------------------------
                                                748,861
--------------------------------------------------------
  TRANSPORTATION - 1.2%
      900  US Freightways                        43,088
    3,325  Wisconsin Central Transport*          44,680
--------------------------------------------------------
                                                 87,768
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $6,704,636)                           $ 7,042,218
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 98.2%
(COST $6,704,636) (A)                       $ 7,042,218
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.8%                       128,575
--------------------------------------------------------
NET ASSETS - 100.0%                         $ 7,170,793
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $6,777,983 resulting in gross unrealized appreciation and depreciation of $868,950 and $604,715, respectively, and net unrealized appreciation of $264,235.

The accompanying notes are an integral part of the financial statements.

25


  TOUCHSTONE GROWTH & INCOME FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Growth & Income Fund

The S&P 500 Index posted an unprecedented fifth consecutive year of 20+% returns in 1999 to end a phenomenal decade of U.S. equity market performance. 1999 was similar to 1998 in that the overall market exceeded even the most opti mis tic predictions, a narrow group of technology and growth stocks domi nated market index returns, and the dispersion of returns between growth and value styles has never been greater. The Touchstone Growth & Income Fund posted a 2.4% return for 1999, compared to 21.1% for the S&P 500 Index.

Despite three interest rate hikes by the Federal Reserve and record valuations among technology stocks, the broad market posted solid returns in the first half of the year, declined sharply in the third quarter and fully recovered by year end to reach new highs. However, only a narrow group of stocks in the broad market index participated in this record setting performance.

For the second consecutive year, growth managers fully participated in this narrow market, while value managers generally remained on the sidelines. The dominance of technology and the underperformance of the finance sector led to the largest ever performance dispersion between the large cap style indices as measured by the Russell 1000 Value Index (+7.4%) and the Russell 1000 Growth Index (+33.2%). For the year, only 31% of the stocks in the S&P 500 outperformed the index and 50% of the stocks had negative returns. The Russell 1000 Value Index had similarly poor breadth, with only 35% of its stocks outperforming the index, and 50% of its stocks declining. The majority of active large cap value managers underperformed the value benchmark.

The manager of the Touchstone Growth & Income Fund, Scudder Kemper Investments, observed that the Fund's performance relative to the benchmark and their peer group suffered in the second half of the year. A number of portfolio holdings declined sharply after posting negative revenue or earnings surprises. The market, which typically is more forgiving of disappointments among low price/earnings stocks, punished these underperformers nonethe less. A handful of stocks including Xerox, Lockheed Martin, American Home Products, and First Union were the most significant detractors from perform ance for the fourth quarter and full year.

The most significant positive contributors to fourth quarter performance were telecommunication and telecommunication equipment holdings, led by Corning (the portfolio's largest position), which rallied 80% on continuing positive news coming out of its fiber and photonics businesses. Global Crossing rose 83% following its successful closure of the Frontier acquisition. Sprint received a takeover bid from Worldcom and leapt 27% in the quarter. In the cyclical arena, the portfolio benefited from its holdings in Georgia Pacific and Weyerhaeuser, which both rallied 23% on news of a tight supply/demand balance in pulp and container board. American Airlines (+21%) was the best performing of the major airlines during the quarter, announcing the spin-off of Sabre Group earlier than expected. In the technology sector, Philips Electronics posted a 30% gain, as it benefited from the tight capacity in semiconductor contract manufacturing (through its ownership of Taiwan Semiconductor). In the financial sector, the Fund was rewarded by evidence of the turn in the property and casualty insurance cycle, as Marsh & McLennan (+38%) and St. Paul (+22%) contributed most signifi cantly. Morgan Stanley Dean Witter (+58%) and Lehman Brothers (+45%) also added value, as they both posted positive surprises on the heels of strong investment banking results.

  26

  TOUCHSTONE GROWTH & INCOME FUND

As a disciplined value investor, Scudder will adhere to the value process which they have historically followed. They believe that the portfolio is positioned to ensure participation when the style shift occurs.


  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return
  One Year Ended    12/31/99       2.4%
  Since Inception   01/01/99       2.4%

  Cumulative Total Return
  Since Inception   01/01/99       2.4%



               Touchstone     S&P 500 Composite      Wiesenberger
             Growth & Income     Total Return      Growth & Income
                  Fund           (Major Index)      (Minor Index)

  1/99            10000              10000              10000
  3/99            10105              10500              10166
  6/99            11208              11240              11045
  9/99            9895               10537              10234
  12/99           10268              12105              11264

Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts whrough which shares of the fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  27

  TOUCHSTONE GROWTH & INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999



                                                Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.6%
  AEROSPACE & DEFENSE - 2.9%
   31,700  Lockheed Martin                  $   693,438
   10,500  Northrop Grumman                     567,656
   12,800  Rockwell International               612,800
--------------------------------------------------------
                                              1,873,894
--------------------------------------------------------
  AIRLINES - 0.7%
    6,500  AMR*                                 435,500
--------------------------------------------------------
  AUTOMOTIVE - 2.0%
   13,100  Ford Motor                           700,031
   15,966  Meritor Automotive                   309,341
    6,700  Paccar                               296,894
--------------------------------------------------------
                                              1,306,266
--------------------------------------------------------
  BANKING - 9.0%
   21,600  Bank of America                    1,084,050
   17,300  Chase Manhattan                    1,343,994
   17,946  First Union                          588,853
   27,900  FleetBoston Financial                971,269
   24,300  PNC Bank                           1,081,350
   32,800  US Bancorp                           781,050
--------------------------------------------------------
                                              5,850,566
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 3.5%
   16,200  Heinz (H. J.)                        644,963
   37,800  Pepsico                            1,332,450
   13,700  Philip Morris                        317,669
--------------------------------------------------------
                                              2,295,082
--------------------------------------------------------
  CHEMICALS - 1.4%
   11,600  Air Products & Chemicals             389,325
        1  Du Pont (E.I.) De Nemours                 66
   41,700  Lyondell Petro Chemical              531,675
--------------------------------------------------------
                                                921,066
--------------------------------------------------------
  COMMERCIAL SERVICES - 1.6%
   31,000  Unicom                             1,038,500
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.5%
   16,100  Cadence Design Systems*              386,400
   26,900  Computer Associates International  1,881,319
--------------------------------------------------------
                                              2,267,719
--------------------------------------------------------
  COSMETICS & PERSONAL CARE - 1.0%
    9,900  Colgate-Palmolive                    643,500
--------------------------------------------------------
  ELECTRIC UTILITIES - 1.2%
   11,200  Cinergy                              270,200
   18,532  ScottishPower, ADR                   518,896
--------------------------------------------------------
                                                789,096
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.0%
   10,900  Emerson Electric                     625,388
--------------------------------------------------------
  ELECTRONICS - 2.6%
   12,400  Koninklijke (Royal) Philips
           Electronics (NY Reg.)              1,674,000
--------------------------------------------------------
  FINANCIAL SERVICES - 9.2%
   32,200  Citigroup                          1,789,113
   17,900  Federal National Mortgage
           Association                        1,117,631
    5,000  J.P. Morgan                          633,125
   10,200  Lehman Brothers Holdings             863,813
    6,400  Morgan Stanley Dean Witter           913,600
   16,000  SLM Holding                          676,000
--------------------------------------------------------
                                              5,993,282
--------------------------------------------------------


                                                Value
   Shares                                      (Note 1)

  FOOD RETAILERS - 0.8%
   15,326  Albertson's                      $   494,264
--------------------------------------------------------
  FOREST PRODUCTS & PAPER - 2.2%
    8,900  Georgia-Pacific                      451,675
   13,200  Weyerhaeuser                         947,925
--------------------------------------------------------
                                              1,399,600
--------------------------------------------------------
  HEAVY MACHINERY - 1.8%
   22,100  Parker Hannifin                    1,134,006
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.6%
    6,800  General Electric                   1,052,300
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 5.5%
   27,500  Corning                            3,545,776
--------------------------------------------------------
  INSURANCE - 8.0%
   36,900  Allstate Corporation (The)           885,600
   33,600  Lincoln National                   1,344,000
   10,700  Marsh & McLennan Companies         1,023,856
   26,300  St. Paul Companies (The)             885,981
   20,031  XL Capital, Class A                1,039,108
--------------------------------------------------------
                                              5,178,545
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 1.7%
   17,700  McGraw-Hill Companies (The)        1,090,763
--------------------------------------------------------
  METALS - 0.8%
   17,450  Allegheny Technologies               391,534
   18,300  Oregon Steel Mills                   145,256
--------------------------------------------------------
                                                536,790
--------------------------------------------------------
  OIL & GAS - 11.4%
   18,100  Burlington Resources                 598,431
   22,200  Conoco, Class A                      549,450
   22,479  Conoco, Class B                      559,165
   32,821  Exxon Mobil                        2,644,142
   12,200  Royal Dutch Petroleum                737,338
   17,300  Texaco                               939,606
   13,044  Total Fina S.A., ADR                 903,297
   14,100  Williams Companies (The)             430,931
--------------------------------------------------------
                                              7,362,360
--------------------------------------------------------
  PHARMACEUTICALS - 3.8%
   31,900  American Home Products             1,258,056
    8,600  Bristol-Myers Squibb                 552,013
   11,700  Glaxo Wellcome, ADR                  653,738
--------------------------------------------------------
                                              2,463,807
--------------------------------------------------------
  RETAILERS - 1.2%
   11,000  Dayton Hudson                        807,813
--------------------------------------------------------
  TELEPHONE SYSTEMS - 17.2%
   13,100  Alltel                             1,083,206
   29,600  AT&T                               1,502,200
   37,800  Bell Atlantic                      2,327,063
   40,400  Bellsouth                          1,891,225
   10,045  Global Crossing*                     502,250
   13,700  GTE                                  966,706
   38,602  SBC Communications                 1,881,848
   15,500  Sprint                             1,043,344
--------------------------------------------------------
                                             11,197,842
--------------------------------------------------------
  TRANSPORTATION - 3.0%
   22,400  Canadian National Railway            589,400
   30,500  CSX                                  956,938
   18,800  Norfolk Southern                     385,400
--------------------------------------------------------
                                              1,931,738
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

28



  TOUCHSTONE GROWTH & INCOME FUND


Schedule of Investments continued

                                                Value
Shares                                        (Note 1)

COMMON STOCKS - Continued
TOTAL COMMON STOCKS
(COST $62,024,769)                          $63,909,463
--------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.6%
  CHEMICALS - 0.6%
   11,400  Monsanto, ACES                   $   377,625
--------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
(COST $471,268)                             $   377,625
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

TOTAL INVESTMENTS AT VALUE - 99.2%
(COST $62,496,037) (A)                      $64,287,088
CASH AND OTHER ASSETS
NET OF LIABILITIES - 0.8%                       492,194
--------------------------------------------------------
NET ASSETS - 100.0%                         $64,779,282
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $62,525,563 resulting in gross unrealized appreciation and depreciation of $9,388,453 and $7,626,928, respectively, and net unrealized appreciation of $1,761,525
ACES - Adjustable Conversion-Rate Equity Security
ADR - American Depository Receipt

The accompanying notes are an integral part of the financial statements.

29

  TOUCHSTONE ENHANCED 30 FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Enhanced 30 Fund

At the end of 1999, significant transaction activity contributed to the Touchstone Enhanced 30 Fund slightly lagging the market. As of December 31, 1999, the Enhanced 30 had a total return of 6.0%, compared to the 6.6% return on the Dow.

The Touchstone Enhanced 30 is designed to track and/or change with its benchmark, the Dow Jones Industrial Average. This Fund is always invested in 30 large names, of which 20 must be in the Dow. That gives the opportunity to enhance the Fund by replacing slower growing companies with more rapid movers.

The Enhanced 30 currently has seven substitutions for more mature Dow names, which offer expectancy of faster earnings growth than the stocks replaced, without impairing portfolio quality. These substitutions include Cisco Systems, Bank of America, Pfizer, Abbott Laboratories, MCI Worldcom, Intel Corporation, and Lucent Technologies. The stocks replaced include Alcoa, AT&T, Eastman Kodak, General Motors, International Paper and Philip Morris.



  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return

  One Year Ended    12/31/99       N/A
  Since Inception   05/01/99       N/A

  Cumulative Total Return
  Since Inception   05/01/99       6.0%



              Touchstone             Dow Jones
               Enhanced          Industrial Average
                30 Fund            (Major Index)

  5/99            10000                 10000
  6/99            10160                 10169
  9/99             9600                  9581
  12/99           10599                 10656


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts whrough which shares of the fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  30

  TOUCHSTONE ENHANCED 30 FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999



                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 98.4%
  AEROSPACE & DEFENSE - 5.4%
    8,900  Boeing                           $   369,906
    6,200  Honeywell International              357,663
--------------------------------------------------------
                                                727,569
--------------------------------------------------------
  BANKING - 6.3%
    2,900  American Express                     482,125
    7,300  Bank of America                      366,369
--------------------------------------------------------
                                                848,494
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 6.2%
    7,700  Coca-Cola                            448,525
    9,700  McDonald's                           391,031
--------------------------------------------------------
                                                839,556
--------------------------------------------------------
  BUILDING MATERIALS - 3.6%
    7,200  Home Depot                           493,650
--------------------------------------------------------
  CHEMICALS - 3.2%
    6,500  Du Pont (E.I.) de Nemours            428,188
--------------------------------------------------------
  COMMUNICATIONS - 3.7%
    6,700  Lucent Technologies                  501,244
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 4.0%
    4,600  Microsoft*                           537,050
--------------------------------------------------------
  COMPUTERS & INFORMATION - 13.4%
    6,500  Cisco Systems*                       696,309
    5,700  Hewlett-Packard                      649,444
    4,500  International Business Machines      486,000
--------------------------------------------------------
                                              1,831,753
--------------------------------------------------------
  COSMETICS & PERSONAL CARE - 3.2%
    4,000  Proctor & Gamble                     438,250
--------------------------------------------------------
  ELECTRONICS - 3.6%
    5,900  Intel                                485,644
--------------------------------------------------------
  ENTERTAINMENT & LEISURE - 3.2%
   14,700  Walt Disney Company (The)            429,975
--------------------------------------------------------
  FINANCIAL SERVICES - 7.0%
    9,500  Citigroup                            527,844
    3,300  J.P. Morgan                          417,863
--------------------------------------------------------
                                                945,707
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HEAVY MACHINERY - 5.5%
    6,600  Caterpillar                      $   310,613
    6,600  United Technologies                  429,000
--------------------------------------------------------
                                                739,613
--------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 4.1%
    3,600  General Electric                     557,100
--------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.9%
    4,000  Minnesota Mining
           & Manufacturing (3M)                 391,500
--------------------------------------------------------
  MEDICAL SUPPLIES - 2.7%
    3,900  Johnson & Johnson                    363,188
--------------------------------------------------------
  OIL & GAS - 3.1%
    5,148  Exxon Mobil                          414,736
--------------------------------------------------------
  PHARMACEUTICALS - 8.5%
    9,400  Abbott Laboratories                  341,338
    6,000  Merck                                402,375
   12,700  Pfizer                               411,956
--------------------------------------------------------
                                              1,155,669
--------------------------------------------------------
  RETAILERS - 4.2%
    8,200  Wal-Mart Stores                      566,825
--------------------------------------------------------
  TELEPHONE SYSTEMS - 4.6%
    4,950  MCI WorldCom*                        262,659
    7,400  SBC Communications                   360,750
--------------------------------------------------------
                                                623,409
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $12,240,619)                          $13,319,120
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 98.4%
(COST $12,240,619) (A)                      $13,319,120
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.6%                       212,984
--------------------------------------------------------
NET ASSETS - 100.0%                         $13,532,104
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $12,240,619, resulting in gross unrealized appreciation and depreciation of $1,673,127 and $594,626, respectively, and net unrealized appreciation of $1,078,501.

The accompanying notes are an integral part of the financial statements.

31


  TOUCHSTONE BALANCED FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Balanced Fund

The U.S. stock market continued its strong performance in 1999, completing five consecutive years of sharply rising prices. Meanwhile, it was a rough year for bonds and, by some measures, it was the worst year ever. At year end, bonds and fixed income securities represented 40% of the Balanced Fund's assets. The Touchstone Balanced Fund had a return of 9.6% for 1999. Its benchmark, the Lehman Brothers Aggregate Index, had a return of (0.8)%.

The U.S. economy remains strong and there are indications of excessive optimism in the stock market. The three rate increases implemented by the Federal Reserve since June 1999 have been taken in stride, and even welcomed, by the stock market. The stock market was characterized throughout 1999 -- and especially in the fourth quarter -- by two extremely contradictory trends: the rapid escalation of many technology stocks and the only modest gains or even price declines for stocks across most other industry sectors. Many technology stocks did not generate any earnings, yet increased dramatically, driven by the prospect of continued rapid growth for e-commerce and the Internet. On the other hand, many "bricks and mortar" stocks with solid earnings and favorable business prospects declined in price.

The manager of the Touchstone Balanced Fund, OpCap Advisors, observed that as technology stocks soared, many non-tech issues were left behind. A full one-third of NYSE stocks declined 20% or more in 1999. Even stocks of traditional companies with excellent competitive positions and strong earnings growth tended to fare poorly in this technology-focused market environment. Perform ance disparities among industry sectors and types of stocks are hardly new. Nonetheless, few such disparities have been as dramatic as that which occurred during 1999 between the technology stocks and the rest of the market.

OpCap remained focused on generating excellent long-term results with below-market risk by investing in companies with superior fundamentals and inex pensive valuations. At year end, common stocks represented 55% of the Fund's net assets.

Among the Fund's equity holdings, Oak Industries, a leading manufacturer of cable TV and telecommunications infrastructure products, was a top contribu tor to performance. In November, Corning agreed to acquire Oak for approxi mately $75 per share, a 51% premium to market, confirming OpCap's assessment of the inherent worth of Oak's valuable franchises. Another major contributor to performance was Molex, the second largest electronics connector manufac turer in the world. The company's stock appreciated significantly during the last few months of the year, reflecting the recovery of Asian markets and the company's strong position in cell phone components. Emmis, a major broadcasting company focused on large media markets, continues to be rewarded by the market for strong performance in radio and television.

The five largest equity holdings at December 31, 1999 were AMFM, representing 3.0% of net assets; Computer Associates International, representing 1.8% of net assets; Federal Home Loan Mortgage Corporation, representing 1.7% of the Fund's net assets; Wells Fargo, representing 1.6% of net assets; and Sprint, representing 1.5% of net assets.

In addition to its holdings of common stocks, bonds, and fixed income securities, the Fund was invested in cash and cash equivalents. The fixed income portion of the portfolio lagged along with the bond market at large.

32

  TOUCHSTONE BALANCED FUND

  GROWTH OF A $10,000 INVESTMENT

  Average Annual Total Return

  One Year Ended    12/31/99       9.6%
  Five Years Ended  12/31/99       14.8%
  Since Inception   11/21/94       14.8%

  Cumulative Total Return
  Since Inception   11/21/94       102.8%





  WIESENBERGER:  BALANCED - DOMESTIC - VARIABLE ANNUITY (MINOR INDEX)

                                                         Blend:    Wiesenberger:
                                                      60% S&P 500-    Balanced
                          S&P 500         Lehman       40% Lehman    -Domestic-
            Touchstone   Composite       Brothers       Brothers      Variable
             Balanced   Total Return  Aggregate Bond    Aggregate     Annuity
               Fund    (Major Index) (Major Index 2) (Minor Index) (Minor Index)

  11/94        10000          10000          10000          10000          10000
  12/94        10170          10148          10069          10101          10072
  3/95         10780          11136          10577          10851          10575
  6/95         11842          12200          11221          11688          11266
  9/95         12576          13169          11442          12290          11847
  12/95        12668          13962          11929          12898          12275
  3/96         13109          14711          11718          13174          12517
  6/96         13276          15371          11784          13512          12735
  9/96         13737          15846          12002          13820          13013
  12/96        14793          17167          12362          14632          13623
  3/97         14701          17628          12293          14800          13535
  6/97         16183          20705          12745          16500          14924
  9/97         17206          22256          13168          17425          15896
  12/97        17546          22895          13556          17894          16023
  3/98         18750          26089          13767          19445          17273
  6/98         18851          26950          14088          19971          17612
  9/98         17127          24269          14684          19095          16428
  12/98        18500          29437          14733          21455          18516
  3/99         18646          30908          14658          22009          18880
  6/99         19799          33087          14529          22816          19599
  9/99         18924          31019          14629          21973          18798
  12/99        20279          35635          14611          23847          20306


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts whrough which shares of the fund are sold. Inclusion of those fees would reduce total return figures for all periods.

  33

  TOUCHSTONE BALANCED FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

                                                 Value
Shares                                         (Note 1)

COMMON STOCKS - 56.1%
  ADVERTISING - 2.7%
    4,000  Lamar Advertising*               $   242,250
    4,800  WPP Group                            399,000
    5,100  Young & Rubicam                      360,825
--------------------------------------------------------
                                              1,002,075
--------------------------------------------------------
  AEROSPACE & DEFENSE - 0.9%
    8,000  Boeing                               332,500
--------------------------------------------------------
  AIRLINES - 1.3%
    7,200  AMR*                                 482,400
--------------------------------------------------------
  BANKING - 4.3%
    3,100  Chase Manhattan                      240,831
    9,948  FleetBoston Financial                346,315
   11,000  Household International              409,750
   14,300  Wells Fargo                          578,256
--------------------------------------------------------
                                              1,575,152
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.2%
   11,216  Diageo, ADR                          358,912
   11,400  McDonald's                           459,563
--------------------------------------------------------
                                                818,475
--------------------------------------------------------
  BUILDING MATERIALS - 0.1%
    5,778  Huttig Building Products*             28,528
--------------------------------------------------------
  CHEMICALS - 2.2%
    7,500  Du Pont (E.I.) De Nemours            494,063
    8,900  Monsanto                             317,063
--------------------------------------------------------
                                                811,126
--------------------------------------------------------
  COMMERCIAL SERVICES - 1.4%
    5,000  PerkinElmer                          208,438
   17,300  Waste Management                     297,344
--------------------------------------------------------
                                                505,782
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.8%
    9,600  Computer Associates International    671,400
--------------------------------------------------------
  COMPUTERS & INFORMATION - 0.8%
   11,100  Compaq Computer                      300,394
--------------------------------------------------------
  CONTAINERS & PACKAGING - 0.4%
   12,000  American National Can Group          156,000
--------------------------------------------------------
  COSMETICS & PERSONAL CARE - 0.8%
    9,000  Avon Products                        297,000
--------------------------------------------------------
  ELECTRICAL EQUIPMENT - 1.3%
    8,000  Emerson Electric                     459,000
--------------------------------------------------------
  ELECTRONICS - 2.5%
   10,000  Arrow Electronics*                   253,750
    6,500  Avnet                                393,250
    4,700  Molex                                266,431
--------------------------------------------------------
                                                913,431
--------------------------------------------------------
  FINANCIAL SERVICES - 3.8%
    9,000  Citigroup                            500,063
    9,800  Countrywide Credit                   247,450
   13,600  Federal Home Loan Mortgage
           Corporation                          640,050
--------------------------------------------------------
                                              1,387,563
--------------------------------------------------------
  FOOD RETAILERS - 1.1%
   21,000  Kroger Company (The)*                396,375
--------------------------------------------------------
  HEAVY MACHINERY - 4.2%
   10,000  Applied Power, Class A               367,500
    7,000  Caterpillar                          329,438



                                                  Value
   Shares                                       (Note 1)

  HEAVY MACHINERY - Continued
    6,000  Dover                            $   272,250
    8,500  Parker Hannifin                      436,156
    3,000  W.W. Grainger                        143,438
--------------------------------------------------------
                                              1,548,782
--------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.4%
   10,000  Carlisle Companies                   360,000
    5,500  Minnesota Mining
           & Manufacturing (3M)                 538,313
--------------------------------------------------------
                                                898,313
--------------------------------------------------------
  INSURANCE - 4.2%
    7,200  AFLAC                                339,750
    8,729  Conseco                              156,031
    9,000  Everest Reinsurance Holdings         200,813
    7,000  PartnerRe                            227,063
    9,000  Protective Life                      286,313
    6,600  XL Capital, Class A                  342,375
--------------------------------------------------------
                                              1,552,345
--------------------------------------------------------
  LODGING - 1.1%
  193,200  Homestead Village*                   410,550
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 4.0%
   14,100  AMFM*                              1,103,314
    3,000  Emmis Communications, Class A*       373,922
--------------------------------------------------------
                                              1,477,236
--------------------------------------------------------
  METALS - 1.6%
    3,900  Alcoa                                323,700
   13,000  Crane                                258,375
--------------------------------------------------------
                                                582,075
--------------------------------------------------------
  OIL & GAS - 0.9%
    9,400  Anadarko Petroleum                   320,775
--------------------------------------------------------
  PHARMACEUTICALS - 2.2%
    8,800  American Home Products               347,050
    6,200  Teva Pharmaceutical Industries, ADR  444,463
--------------------------------------------------------
                                                791,513
--------------------------------------------------------
  REAL ESTATE - 0.9%
   17,500  Prologis Trust, REIT                 336,875
--------------------------------------------------------
  RESTAURANTS - 0.4%
   10,000  Bob Evans Farms                      154,375
--------------------------------------------------------
  RETAILERS - 1.3%
    6,000  CVS                                  239,625
    7,000  May Department Stores                225,750
--------------------------------------------------------
                                                465,375
--------------------------------------------------------
  TELEPHONE SYSTEMS - 3.3%
    4,500  Bell Atlantic                        277,031
    7,500  MCI WorldCom*                        397,969
    8,000  Sprint                               538,500
--------------------------------------------------------
                                              1,213,500
--------------------------------------------------------
  TRANSPORTATION - 2.0%
   12,500  Air Express International            403,906
    6,600  Sabre Group Holdings*                338,250
--------------------------------------------------------
                                                742,156
--------------------------------------------------------
TOTAL COMMON STOCKS
(COST $20,186,733)                          $20,631,071
--------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

34


  TOUCHSTONE BALANCED FUND


Schedule of Investments continued

                                                  Value
 Shares                                         (Note 1)

PREFERRED STOCK - 0.9%
  ENTERTAINMENT & LEISURE - 0.9%
   10,200  News Corporation Limited
           (The), ADR                       $   341,063
--------------------------------------------------------
TOTAL PREFERRED STOCK
(COST $250,660)                             $   341,063
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

ASSET-BACKED SECURITIES - 2.0%
  ELECTRIC UTILITIES - 2.0%
$ 750,000  Peco Energy
           Transition Trust,
           Series 1999-A,
           Class A2          5.63% 03/01/05 $   727,823
--------------------------------------------------------
  FINANCIAL SERVICES - 0.0%
    4,111  Merrill Lynch
           Mortgage
           Investors, Series
           1991-I, Class A   7.65% 01/15/12       4,113
--------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $753,735)                             $   731,936
--------------------------------------------------------
CORPORATE BONDS - 16.7%
  BANKING - 3.3%
$ 750,000  Associates
           Corporation of
           North America     5.75% 11/01/03 $   714,094
  250,000  BB&T              7.25% 06/15/07     241,972
  250,000  Chase Manhattan   7.25% 06/01/07     245,109
      691  Nykredit          6.00% 10/01/26          89
--------------------------------------------------------
                                              1,201,264
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 0.4%
  160,000  Coca-Cola
           Femsa             8.95% 11/01/06     160,400
--------------------------------------------------------
  CHEMICALS - 0.3%
  100,000  Belo             6.875% 06/01/02      98,505
--------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 1.0%
  400,000  Computer
           Associates
           International    6.375% 04/15/05     372,143
--------------------------------------------------------
  ELECTRIC UTILITIES - 3.9%
  215,000  Financiera
           Energy           9.375% 06/15/06     181,635
  750,000  Tennessee Valley
           Authority         5.00% 12/18/03     703,337
  550,000  Wisconsin
           Electric Power   6.625% 12/01/02     545,182
--------------------------------------------------------
                                              1,430,154
--------------------------------------------------------
  FINANCIAL SERVICES - 4.5%
   20,000  Access Financial  7.10% 05/15/21      19,886
  750,000  AT&T Capital      7.50% 11/15/00     753,668
  250,000  Ford Credit       5.75% 01/25/01     247,395
  500,000  GMAC             7.125% 05/01/01     500,883
  120,000  Paine Webber
           Group             7.00% 03/01/00     120,086
--------------------------------------------------------
                                              1,641,918
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

  MEDIA - BROADCASTING & PUBLISHING - 1.3%
$ 500,000  CSC Holdings     7.625% 07/15/18 $   465,000
--------------------------------------------------------
  METALS - 0.8%
  300,000  AK Steel         9.125% 12/15/06     305,250
--------------------------------------------------------
  MULTIPLE UTILITIES - 0.8%
  300,000  New Brunswick    7.125% 10/01/02     301,014
--------------------------------------------------------
  OIL & GAS - 0.4%
  150,000  Petroleos
           Mexicanos         8.85% 09/15/07     143,625
--------------------------------------------------------
TOTAL CORPORATE BONDS (COST $6,377,189)     $ 6,119,273
--------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 11.5%
$  35,000  Federal National
           Mortgage
           Association       6.15% 10/25/07 $    34,514
  500,000  Federal National
           Mortgage
           Association       6.00% 05/15/08     467,312
  750,000  Federal National
           Mortgage
           Association       6.50% 04/29/09     702,708
  633,091  Federal National
           Mortgage
           Association       6.50% 12/01/12     614,351
  695,793  Federal National
           Mortgage
           Association       6.00% 01/01/14     660,496
  500,000  Federal National
           Mortgage
           Association      6.247% 06/25/16     467,015
  564,575  Federal National
           Mortgage
           Association       6.50% 07/18/28     525,119
   40,000  General Electric
           Capital Mortgage
           Services, Series
           1993-14, Class A7 6.50% 11/25/23      34,928
   44,500  General Electric
           Capital Mortgage
           Services, Series
           1994-10,
           Class A10         6.50% 03/25/24      42,329
  665,817  Government
           National
           Mortgage
           Association       4.00% 10/20/25     601,874
   40,000  Merrill Lynch
           Mortgage
           Investors, Series
           1995-C3,
           Class A3         7.089% 12/26/25      39,333
   50,000  Prudential Home
           Mortgage
           Securities, Series
           1994-17,
           Class A6          6.25% 04/25/24      41,609
--------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $4,510,271)                           $ 4,231,588
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

35


  TOUCHSTONE BALANCED FUND


Schedule of Investments continued

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

MUNICIPAL BONDS - 0.5%
  HOUSING - 0.4%
$  40,000  Baltimore
           Community
           Development
           Financing         8.20% 08/15/07 $    41,504
   40,000  New York State
           Housing Finance
           Agency Service    7.50% 09/15/03      40,262
   50,000  Ohio Housing
           Financial Agency  7.90% 10/01/14      51,051
--------------------------------------------------------
                                                132,817
--------------------------------------------------------
  TRANSPORTATION - 0.1%
   30,000  Oklahoma City
           Airport           9.40% 11/01/10      32,908
--------------------------------------------------------
TOTAL MUNICIPAL BONDS
(COST $161,278)                             $   165,725
--------------------------------------------------------
SOVEREIGN GOVERNMENT OBLIGATIONS - 2.0%
  SOUTH AFRICA - 1.4%
ZAR 3,180,000  Republic
               of South
               Africa       13.00% 08/31/10 $   496,942
--------------------------------------------------------
  UNITED KINGDOM - 0.6%
GBP   105,000  United
               Kingdom
               Treasury      8.00% 12/07/15     226,428
--------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $819,277)                 $   723,370
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

U.S. TREASURY OBLIGATIONS - 9.0%
$ 100,000  U.S. Treasury
           Note              5.75% 10/31/00 $    99,781
  550,000  U.S. Treasury
           Note             5.625% 05/15/01     545,875
  350,000  U.S. Treasury
           Note              5.75% 08/15/03     342,672
   50,000  U.S. Treasury
           Note              7.00% 07/15/06      51,219
  505,000  U.S. Treasury
           Bond              6.25% 04/30/01     505,474
  725,000  U.S. Treasury
           Bond              7.25% 08/15/22     764,422
  975,000  U.S. Treasury
           Bond              6.75% 08/15/26     979,266
--------------------------------------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $3,511,444)                           $ 3,288,709
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 98.7%
(COST $36,570,587)(A)                       $36,232,735
CASH AND OTHER ASSETS
NET OF LIABILITIES - 1.3%                       483,299
--------------------------------------------------------
NET ASSETS - 100.0%                         $36,716,034
--------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $36,577,477, resulting in gross unrealized appreciation and depreciation of $3,457,291 and $3,802,033, respectively, and net unrealized depreciation of $344,742.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust
GBP - Great Britain Pound
ZAR - South African Rand

The accompanying notes are an integral part of the financial statements.

36


  TOUCHSTONE BOND FUND

MANAGEMENT DISCUSSION & ANALYSIS (MD&A)

Touchstone Bond Fund

The bond market ended its final quarter of the century on a down note, generat ing a negative return in December and locking in an equally poor return for the quarter. The Federal Reserve induced sell-off continued and produced only the second negative total return for bonds in a year since 1975. There are few places to hide in the fixed income market when the Federal Reserve begins to tighten the money supply. The benchmark for the Bond Fund, the Lehman Brothers Aggregate Index, had a (0.8)% return in 1999. The Bond Fund return for the same period was (1.9)%.

This environment wasn't conducive to an outstanding bond portfolio performance. While the Touchstone Bond Fund is structured to produce above market income as a defensive measure, lower prices have offset this tactic causing returns to closely track the index. Performance for the account gross of fees for the fourth quarter and the year were -0.21% and -0.97% versus -0.12% and -0.83% for the Lehman Brothers Aggregate Index.

Fixed income has not been the investment asset of choice for the past several years when compared to the stellar returns in the equity market. The manager of the Touchstone Bond Fund, Fort Washington Investment Advisors, believes that there could continue to be rough sledding in the bond market.



GROWTH OF A $10,000 INVESTMENT



Average Annual Total Return
One Year Ended      12/31/99       (1.3%)
Since Inception     01/01/99       (1.3%)

Cumulative Total Return
Since Inception     01/01/99       (1.3%)



                                        Wiesenberger:
                            Lehman       Corporate -
                            Brothers      Investment
            Touchstone   Aggregate Bond      Grade
             Bond Fund    (Major Index)  (Minor Index)

1/99           10000          10000          10000
3/99           9951           9949           9940
6/99           9862           9861           9803
9/99           9921           9929           9847
12/99          9881           9917           9830


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

37


  TOUCHSTONE BOND FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

AGENCY FOR INTERNATIONAL DEVELOPMENT BONDS - 1.9%
  CENTRAL AMERICA - 1.2%
$ 120,000  Central America
           International
           Development,
           Series F+        10.00% 12/01/11 $   132,586
  120,000  Central America
           International
           Development,
           Series G+        10.00% 12/01/11     132,586
  120,000  Central America
           International
           Development,
           Series H+        10.00% 12/01/11     132,586
--------------------------------------------------------
                                                397,758
--------------------------------------------------------
  HONDURAS - 0.7%
  100,000  Republic of Honduras
           International
           Development,
           Series C+        13.00% 06/01/06     118,494
  100,000  Republic of Honduras
           International
           Development,
           Series D+        13.00% 06/01/11     133,383
--------------------------------------------------------
                                                251,877
--------------------------------------------------------
TOTAL AGENCY FOR INTERNATIONAL
DEVELOPMENT BONDS (COST $560,000)           $   649,635
--------------------------------------------------------
ASSET-BACKED SECURITIES - 8.0%
  CREDIT CARD RECEIVABLES - 1.8%
$ 650,000  Discover Card Master
           Trust, Series
           1998-6, Class A   5.85% 01/17/06 $   626,730
--------------------------------------------------------
  ELECTRIC UTILITIES - 2.7%
1,000,000  Peco Energy Transition
           Trust, Series 1999-A,
           Class A4          5.80% 03/01/07     951,730
--------------------------------------------------------
  FINANCIAL SERVICES - 3.5%
   28,690  Chase Manhattan
           Grantor Trust,
           Series 1996-A,
           Class A           5.20% 02/15/02      28,595
  900,000  Chemical Credit
           Card Master Trust,
           Series 1996-2,
           Class A           5.98% 09/15/08     855,405
   72,833  Navistar Financial
           Corp. Owner Trust,
           Series 1996-A,
           Class A2          6.35% 11/15/02      72,795
  246,067  World Omni
           Auto Lease,
           Series 1997-B,
           Class A3          6.18% 11/25/03     246,007
--------------------------------------------------------
                                              1,202,802
--------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $2,840,733)                           $ 2,781,262
--------------------------------------------------------


  Principal               Interest Maturity      Value
   Amount                    Rate   Date       (Note 1)

CORPORATE BONDS - 50.7%
  AIRLINES - 4.1%
$1,500,000 Delta Air Lines,
           Series C          6.65% 03/15/04 $ 1,432,586
--------------------------------------------------------
  BANKING - 5.3%
1,000,000  American
           Express           6.75% 06/23/04     982,550
  500,000  Credit Suisse
           First Boston -
           London            7.90% 05/01/07     475,729
  350,000  First Union       6.55% 10/15/35     332,532
   49,276  Mercantile Safe
           Deposit+        12.125% 01/02/01      49,399
--------------------------------------------------------
                                              1,840,210
--------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 2.5%
1,000,000  Pepsi Bottling, 144A
                            5.625% 02/17/09     882,956
--------------------------------------------------------
  CHEMICALS - 2.8%
1,000,000 Du Pont (E.I.)
          De Nemours        6.875% 10/15/09     967,203
--------------------------------------------------------
  COMMUNICATIONS - 1.4%
  500,000  Harris
           Corporation       6.65% 08/01/06     497,730
--------------------------------------------------------
  ELECTRIC UTILITIES - 8.2%
1,000,000  Consumers
           Energy,
           Series B          6.50% 06/15/18     930,469
1,000,000  PSE&G Capital     6.74% 10/23/01     988,668
1,000,000  Tennessee Valley
           Authority,
           Series G         5.375% 11/13/08     891,177
--------------------------------------------------------
                                              2,810,314
--------------------------------------------------------
  ELECTRONICS - 2.7%
1,000,000  Raytheon          5.70% 11/01/03     938,371
--------------------------------------------------------
  FINANCIAL SERVICES - 5.1%
  750,000  Ford Credit       5.75% 02/23/04     710,515
  200,000  Ford Credit       6.75% 05/15/05     194,561
1,000,000  Safeco Capital   8.072% 07/15/37     879,482
--------------------------------------------------------
                                              1,784,558
--------------------------------------------------------
  FOREST PRODUCTS & PAPER - 0.8%
  250,000  Georgia-Pacific   9.50% 05/15/22     264,531
--------------------------------------------------------
  HEALTH CARE PROVIDERS - 2.3%
  850,000  Columbia/HCA
           Health            6.73% 07/15/45     791,072
--------------------------------------------------------
  HOUSEHOLD PRODUCTS - 2.0%
  750,000  Owens-Illinois    7.15% 05/15/05     696,290
--------------------------------------------------------
  HOUSING - 2.6%
1,000,000  Champion
           Enterprises,
           144A             7.625% 05/15/09     897,780
--------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 2.2%
  500,000  Cox
           Communications   6.375% 06/15/00     500,493
  250,000  News America
           Holdings        10.125% 10/15/12     275,052
--------------------------------------------------------
                                                775,545
--------------------------------------------------------


The accompanying notes are an integral part of the financial statements.

  TOUCHSTONE BOND FUND


Schedule of Investments continued

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

CORPORATE BONDS - Continued
  OIL & GAS - 2.2%
$ 750,000  Husky Oil         8.90% 08/15/28 $   748,947
--------------------------------------------------------
  RETAILERS - 1.4%
  500,000  Wal-Mart Stores   5.85% 06/01/00     499,703
--------------------------------------------------------
  TELEPHONE SYSTEMS - 3.0%
1,000,000  MCI WorldCom     8.875% 01/15/06   1,044,870
--------------------------------------------------------
  TRANSPORTATION - 2.1%
  750,000  Norfolk Southern  7.35% 05/15/07     733,254
--------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $18,477,454)                          $17,605,920
--------------------------------------------------------
MORTGAGE-BACKED SECURITIES - 30.2%
$ 236,999  Federal Government
           Loan Mortgage
           Corporation       7.00% 10/01/25 $   229,962
  278,684  Federal Government
           Loan Mortgage
           Corporation       7.00% 12/01/25     270,409
1,250,000  Federal National
           Mortgage
           Association       5.75% 04/15/03   1,213,630
2,937,245  Federal National
           Mortgage
           Association       6.50% 07/01/28   2,768,540
  336,014  Government
           National Mortgage
           Association       7.00% 02/15/09     335,079
    2,077  Government
           National Mortgage
           Association       7.50% 07/15/23       2,055
  325,487  Government
           National Mortgage
           Association       7.50% 12/15/25     322,096
  633,930  Government
           National Mortgage
           Association       7.50% 12/15/27     627,326
1,204,526  Government
           National Mortgage
           Association       7.00% 05/15/28   1,163,999
  442,152  Government
           National Mortgage
           Association       7.00% 07/15/28     427,276
  457,061  Government
           National Mortgage
           Association       7.00% 07/15/28     441,683
1,942,951  Government
           National Mortgage
           Association       6.50% 09/15/28   1,825,159
  920,000  Housing
           Securities        6.75% 09/25/08     833,778
--------------------------------------------------------
TOTAL MORTGAGE-BACKED SECURITIES
(COST $11,069,628)                          $10,460,992
--------------------------------------------------------


 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

SOVEREIGN GOVERNMENT OBLIGATIONS - 2.9%
  CANADA - 2.9%
$1,000,000 Province
           of Ontario       7.375% 01/27/03 $ 1,010,650
--------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENT
OBLIGATIONS (COST $1,077,440)               $ 1,010,650
--------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

PREFERRED STOCKS - 4.1%
  ELECTRIC UTILITIES - 2.2%
    9,300  Appalachian Power, 8.25%
           Cumulative                       $   206,925
   16,800  Columbus Southern Power,
           8.375% Cumulative                    374,850
    7,500  Virginia Power Capital Trust,
           8.05% Cumulative                     162,188
--------------------------------------------------------
                                                743,963
--------------------------------------------------------
  OIL & GAS - 1.9%
   29,900  Transcanada Capital, 8.75%
           Cumulative                           674,619
--------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $1,632,493)                           $ 1,418,582
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.8%
(COST $35,657,748)(A)                       $33,927,041
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.2%                      773,213
--------------------------------------------------------
NET ASSETS - 100.0%                         $34,700,254
--------------------------------------------------------

Notes to the Schedule of Investments:
+  Restricted and Board valued security (Note 5).
(a) The aggregate identified cost for federal income tax purposes is $35,657,748 resulting in gross unrealized appreciation and depreciation of $119,626 and $1,850,332 respectively, and net unrealized depreciation of $1,730,706
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $1,780,736 or 5.1% of net assets.

The accompanying notes are an integral part of the financial statements.

39


  TOUCHSTONE STANDBY INCOME FUND

Touchstone Standby Income Fund

The Touchstone Standby Income Fund continued to achieve success in 1999. Ft. Washington Investment Advisors, the manager of the Touchstone Standby Income Fund, attributed this to their investment philosophy of sector rotation and trend analysis. The Fund's benchmark, the Merrill Lynch 91-Day Treasury Index, posted a 4.8% return for 1999. The Standby Income Fund achieved a 4.9% return for the year.

Fort Washington began 1999 with a near balanced allocation to the Commercial Paper, corporate bond and ABS (asset-backed securities) markets and an index matched average maturity. As the year concluded, the Fund had a significantly higher Commercial Paper allocation, effectively unwinding the position that had helped them to achieve success in 1998. ABS and corporate spreads, which had reached historically wide levels in 1998, began to tighten, adding to the Fund's total return. This, coupled with the increasing likelihood that the Federal Reserve was becoming more hostile to the bond market, caused Fort Washington to shorten duration and seek the liquidity provided by the Commercial Paper market.

Fort Washington's defensive posture allowed the success to continue into 1999, even as the bond market experienced its second worst year ever. The Fund's 5.4% return in 1999 again placed the Touchstone Standby Income Fund in the top quartile of the Morningstar Ultra Short Index.



GROWTH OF A $10,000 INVESTMENT



Average Annual Total Return
One Year Ended      12/31/99       4.9%
Five Years Ended    12/31/99       5.4%
Since Inception     11/21/94       5.4%

Cumulative Total Return
Since Inception     11/21/94       30.9%


                                Merrill Lynch       30-Day
               Touchstone          91-Day        Money Market     Smith Barney
                 Standby          Treasury       Yield Index         3-Month
               Income Fund      (Major Index)   (Minor Index)     Treasury Bill

11/94             10000             10000            10000             10000
12/94             10057             10042            10050             10046
3/95              10213             10178            10200             10187
6/95              10369             10319            10354             10326
9/95              10482             10457            10501             10462
12/95             10651             10594            10656             10597
3/96              10777             10725            10787             10725
6/96              10915             10853            10926             10857
9/96              11057             10984            11077             10993
12/96             11203             11118            11221             11127
3/97              11334             11252            11364             11266
6/97              11486             11393            11519             11405
9/97              11657             11536            11673             11546
12/97             11809             11683            11819             11691
3/98              11964             11825            11973             11836
6/98              12129             11974            12127             11980
9/98              12310             12125            12299             12122
12/98             12483             12267            12438             12249
3/99              12643             12401            12570             12382
6/99              12777             12535            12717             12517
9/99              12921             12679            12878             12660
12/99             13089             12834            13039             12819


Past performance is not indicative of future performance.

Performance information does not reflect fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce total return figures for all periods.

40

  TOUCHSTONE STANDBY INCOME FUND

SCHEDULE OF INVESTMENTS
                                                               December 31, 1999

 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

ASSET-BACKED SECURITIES - 26.3%
$ 607,855  Auto Finance Group
           Receivables Trust,
           Series 1997-A,
           Class A           6.35% 10/15/02 $   605,983
  809,953  Auto Finance Group
           Receivables Trust,
           Series 1997-B,
           Class A           6.20% 02/15/03     805,231
  593,494  Capital Asset
           Research Funding,
           Series 1998-A,
           Class A, 144A    5.905% 12/15/05     595,163
1,300,000  Chase Credit Card
           Master Trust,
           Series 1998-6,
           Class B(a)       6.973% 09/15/04   1,303,055
1,400,000  Citibank Credit
           Card Master Trust,
           Series 1997-3,
           Class A          6.839% 02/10/04
  988,856  Mellon Auto
           Grantor
           Trust, Series
           1999-1, Class B   5.76% 10/17/05     976,268
   48,823  Newcourt
           Equipment Trust
           Securities,
           Series 1998-1,
           Class A2          5.17% 09/20/00      48,823
1,081,221  Onyx Acceptance
           Auto Trust,
           Series 1998-1,
           Class A           5.95% 07/15/04   1,071,652
  336,721  Summit Acceptance
           Auto Trust,
           Series 1996-A,
           Class A1, 144A    7.01% 07/15/02     337,774
  614,016  UCFC Home
           Equity Loan,
           Series 1998-D,
           Class AF1        6.105% 04/15/13     611,707
--------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $7,793,404)                           $ 7,753,948
--------------------------------------------------------
COMMERCIAL PAPER - 27.6%
$ 585,000  Centennial Energy
           Holdings,
           Sec. 4(2)         7.10% 01/21/00 $   582,231
  435,000  ConAgra           7.00% 01/12/00     433,731
  625,000  Conoco,
           Sec. 4(2)         6.75% 01/31/00     620,430
1,480,000  Consolidation
           Coal              6.43% 01/21/00   1,466,254
  995,000  PHH               7.15% 01/21/00     990,060
1,110,000  Popular North
           America          6.678% 01/21/00   1,099,705


 Principal               Interest  Maturity      Value
    Amount                   Rate      Date     (Note 1)

COMMERCIAL PAPER - Continued
--------------------------------------------------------
$1,465,000 South Carolina
           Electric & Gas    6.60% 02/01/00 $ 1,454,257
1,500,000  UOP, Sec. 4(2)    6.75% 01/28/00   1,485,375
--------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $8,132,043)                           $ 8,132,043
--------------------------------------------------------
CORPORATE BONDS - 27.2%
  BANKING - 8.4%
$1,100,000 MBNA, MTN (a)     6.58% 07/07/03 $ 1,089,934
--------------------------------------------------------
1,400,000  Popular, Series 3,
           MTN               6.40% 08/25/00   1,396,266
--------------------------------------------------------
                                              2,486,200
--------------------------------------------------------
  ELECTRIC UTILITIES - 4.7%
1,400,000  SCANA,
           MTN (a)          6.813% 07/14/00   1,399,615
--------------------------------------------------------
  FINANCIAL SERVICES - 4.8%
1,400,000  Potomac Capital
           Investment, 144A  7.55% 11/19/01   1,403,520
--------------------------------------------------------
  REAL ESTATE - 4.4%
1,300,000  Federal Realty
           Investment
           Trust, REIT      8.875% 01/15/00   1,300,658
--------------------------------------------------------
  RETAILERS - 4.9%
1,400,000  Dayton Hudson    10.00% 12/01/00   1,438,408
--------------------------------------------------------
TOTAL CORPORATE BONDS
(COST $8,091,468)                           $ 8,028,401
--------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.3%
$2,600,000 Federal Home
           Loan Bank         5.73% 01/14/00 $ 2,588,411
1,350,000  Federal Home
           Loan Mortgage
           Corportation,
           Series UB         6.00% 11/15/08   1,331,627
--------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $3,947,692)               $ 3,920,038
--------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 94.4%
(COST $27,964,607)(B)                       $27,834,430
CASH AND OTHER ASSETS
NET OF LIABILITIES - 5.6%                     1,644,646
--------------------------------------------------------
NET ASSETS - 100.0%                         $29,479,076
--------------------------------------------------------

Notes to the Schedule of Investments:
(a) Interest rate shown reflects current rate on instrument with variable rate.
(b) The aggregate identified cost for federal income tax purposes is $27,964,607, resulting in gross unrealized appreciation and depreciation of $8,494 and $138,671, respectively, and net unrealized depreciation of $130,177.
144A - Security exempt from registration under Rule 144A of Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, these securities were valued at $932,937 or 3.2% of net assets.
Sec. 4(2) - Securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
MTN - Medium Term Note
REIT - Real Estate Investment Trust


The accompanying notes are an integral part of the financial statements.

41



  TOUCHSTONE VARIABLE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
                                                               December 31, 1999

                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                              SMALL CAP     EMERGING    INTERNATIONAL   INCOME         HIGH
                                                                VALUE        GROWTH        EQUITY     OPPORTUNITY      YIELD
                                                                FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1)(a)                            $11,962,503  $35,778,466   $40,539,371   $24,852,194  $14,257,511
Cash                                                             119,274    1,274,155       337,970        49,078      240,742
Foreign currency(b)                                                   --           --            --            --           --
Receivables for:
   Investments sold                                                   --       86,301       438,359            --           --
   Fund shares sold                                                   --           --            --            --           --
   Dividends                                                         758       16,953        11,293            --           --
   Foreign tax reclaims                                               --           --        22,088            --           --
   Interest                                                          578        5,095           915       763,018      442,269
Reimbursement receivable from
   Investment Advisor (Note 4)                                     1,554           --            --            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total assets                                         12,084,667   37,160,970    41,349,996    25,664,290   14,940,522
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                              --        5,190       384,219            --           --
   Unrealized depreciation on foreign
         forward currency contracts (Note 1)                          --           --         2,836            --           --
   Fund shares redeemed                                              130       12,106        15,470        17,051          439
Payable to Investment Advisor (Note 4)                                --      231,756       192,676       126,461        7,181
Payable to Custodian                                                  --           --        52,325            --           --
Other accrued expenses                                            14,608       32,457        39,093        33,219       16,970
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                        14,738      281,509       686,619       176,731       24,590
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (C):                                              $12,069,929  $36,879,461   $40,663,377   $25,487,559  $14,915,932
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                             1,023,624    1,918,131     2,317,813     3,311,401    1,732,234
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                                  $ 11.79      $ 19.23       $ 17.54        $ 7.70       $ 8.61
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                 $10,159,387  $26,673,950   $30,986,807   $25,362,282  $16,105,045
(b)  Cost of foreign currency of:                                    $--       $   --       $    --      $     --      $    --
(c)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

42


  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Assets and Liabilities continued

                                                TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                                                   VALUE      GROWTH &      ENHANCED     TOUCHSTONE   TOUCHSTONE      STANDBY
                                                   PLUS        INCOME          30         BALANCED       BOND         INCOME
                                                   FUND         FUND          FUND          FUND         FUND          FUND
ASSETS:
Investments, at value (Note 1)(a)              $ 7,042,218   $64,287,088  $13,319,120   $36,232,735   $33,927,041  $27,834,430
Cash                                               115,838       874,565      202,505       389,415       512,951    1,422,141
Foreign currency(b)                                     --            --           --         6,785            --           --
Receivables for:
   Investments sold                                     --            --           --       149,510            --           --
   Fund shares sold                                  1,939            --           --            --            --       70,948
   Dividends                                         7,459       116,758       12,926         9,746        29,626           --
   Foreign tax reclaims                                 92            --           --            --         1,635           --
   Interest                                            249         2,475          595       210,184       446,635      200,374
Reimbursement receivable from
   Investment Advisor (Note 4)                      19,656            --       12,418            --            --           --
------------------------------------------------------------------------------------------------------------------------------
         Total assets                            7,187,451    65,280,886   13,547,564    36,998,375    34,917,888   29,527,893
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for:
   Investments purchased                                --            --           --            --            --           --
   Unrealized depreciation on
         foreign forward currency
         contracts (Note 1)                             --            --           --            --            --           --
   Fund shares redeemed                                 --        13,832          743         9,153        18,242           --
Payable to Investment Advisor (Note 4)                  --       425,142           --       223,932       163,711       21,684
Other accrued expenses                              16,658        62,630       14,717        49,256        35,681       27,133
------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                          16,658       501,604       15,460       282,341       217,634       48,817
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (C):                                $ 7,170,793   $64,779,282  $13,532,104   $36,716,034   $34,700,254  $29,479,076
------------------------------------------------------------------------------------------------------------------------------
Shares outstanding                                 639,240     6,048,210    1,282,358     2,661,139     3,475,682    2,971,667
------------------------------------------------------------------------------------------------------------------------------
Net asset value                                      11.22       $ 10.71      $ 10.55       $ 13.80        $ 9.98       $ 9.92
------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                   $ 6,704,636   $62,496,037  $12,240,619   $36,570,587   $35,657,748  $27,964,607
(b)  Cost of foreign currency of:                  $    --       $    --      $    --       $ 6,718       $    --      $    --
(c)  See the Statements of Changes in Net Assets for components of net assets.


The accompanying notes are an integral part of the financial statements.

43



  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF OPERATIONS
                                          For the Period Ended December 31, 1999
                                                             TOUCHSTONE    TOUCHSTONE    TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                              SMALL CAP     EMERGING    INTERNATIONAL   INCOME         HIGH
                                                                VALUE        GROWTH        EQUITY     OPPORTUNITY      YIELD
                                                               FUND(A)        FUND          FUND         FUND         FUND(A)
INVESTMENT INCOME (NOTE 1):
   Interest                                                     $ 23,855     $ 62,904      $ 47,478    $3,644,851   $1,011,846
   Dividends (c)                                                  13,302      194,679       509,397           --
------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                  37,157      257,583       556,875     3,644,851    1,011,846
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                              56,215      249,804       326,334       200,285       59,450
   Custody, administration and fund accounting fees               57,676       90,100       193,206        92,327       55,339
   Sponsor fees (Note 3)                                          14,054       62,451        68,702        61,626       19,817
   Professional fees                                               6,581       11,956        12,490        12,686        7,004
   Printing fees                                                   6,440       17,689        18,883        18,080        7,971
   Amortization of organization expenses (Note 1)                     --        3,467         3,467         3,467           --
   Trustee fees (Note 3)                                             505        3,391         3,727         3,851          760
   Miscellaneous                                                     894        4,569         4,939         5,040        1,340
------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                             142,365      443,427       631,748       397,362      151,681
      Waiver of Sponsor fee (Note 4)                             (14,054)     (62,451)      (68,702)      (61,626)     (19,817)
      Reimbursement from Investment Advisor (Note 4)             (57,768)     (18,047)     (133,659)      (73,824)     (52,269)
------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                                70,543      362,929       429,387       261,912       79,595
------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (33,386)    (105,346)      127,488     3,382,939      932,251
------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS): Net realized gain (loss) on:
   Investments                                                    50,549    6,087,461     6,454,159    (6,795,726)    (357,539)
   Foreign currency                                                   --           --      (154,872)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                                  50,549    6,087,461     6,299,287    (6,795,726)    (357,539)
------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                                 1,803,116    6,580,932     4,755,365     4,138,625   (1,847,534)
   Foreign currency                                                   --           --        (3,238)           --           --
------------------------------------------------------------------------------------------------------------------------------
                                                               1,803,116    6,580,932     4,752,127     4,138,625   (1,847,534)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):                       1,853,665   12,668,393    11,051,414    (2,657,101)  (2,205,073)
------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                                  $1,820,279  $12,563,047   $11,178,902    $  725,838  $(1,272,822)
------------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on January 1, 1999.
(c)  Net of foreign tax withholding of:                          $    --      $    --    $   54,612        $   --        $  --


The accompanying notes are an integral part of the financial statements.

44



  TOUCHSTONE VARIABLE SERIES TRUST

Statements of Operations continued

                                                TOUCHSTONE   TOUCHSTONE    TOUCHSTONE                               TOUCHSTONE
                                                   VALUE      GROWTH &      ENHANCED     TOUCHSTONE   TOUCHSTONE      STANDBY
                                                   PLUS        INCOME          30         BALANCED       BOND         INCOME
                                                   FUND         FUND          FUND          FUND         FUND          FUND
INVESTMENT INCOME (NOTE 1):
   Interest                                       $ 17,729    $   46,869   $   16,660    $1,136,909    $2,432,806   $1,723,174
   Dividends (c)                                    82,883     1,687,588      102,944       259,320       158,506           --
-------------------------------------------------------------------------------------------------------------------------------
         Total investment income                   100,612     1,734,457      119,604     1,396,229     2,591,312    1,723,174
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 3)                53,453       593,584       49,247       323,935       209,984       70,038
   Custody, administration and fund
      accounting fees                               86,513       126,012       54,990        89,865        78,266       81,490
   Sponsor fees (Note 3)                            14,254       148,396       15,153        80,984        76,358       56,030
   Professional fees                                 7,524        19,571        6,624        14,156        13,124       11,514
    Printing fees                                    6,528        42,135        6,435        22,818        22,046       15,669
   Amortization of organization
      expenses (Note 1)                                 --            --           --         3,467            --        3,496
   Trustee fees (Note 3)                               588         8,150          505         4,168         3,749        2,402
   Miscellaneous                                       463        10,673          894         6,021         5,446        3,822
-------------------------------------------------------------------------------------------------------------------------------
      Total expenses                               169,323       948,521      133,848       545,414       408,973      244,461
      Waiver of Sponsor fee (Note 4)               (14,254)     (148,396)     (15,153)      (80,984)      (76,358)     (56,030)
      Reimbursement from Investment
        Advisor (Note 4)                           (73,108)     (169,442)     (61,666)     (100,004)      (46,273)     (48,355)
-------------------------------------------------------------------------------------------------------------------------------
      Net expenses                                  81,961       630,683       57,029       364,426       286,342      140,076
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                        18,651     1,103,774       62,575     1,031,803     2,304,970    1,583,098
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments                                     835,544     2,473,484     (351,490)    3,104,646      (378,508)    (111,349)
   Foreign currency                                     --            --           --       (33,666)           --           --
-------------------------------------------------------------------------------------------------------------------------------
                                                   835,544     2,473,484     (351,490)    3,070,980      (378,508)    (111,349)
-------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
   Investments                                      81,625    (1,294,188)   1,078,501      (413,041)   (2,428,089)    (136,309)
   Foreign currency                                     --            --           --         2,121            --           --
-------------------------------------------------------------------------------------------------------------------------------
                                                    81,625    (1,294,188)   1,078,501      (410,920)   (2,428,089)    (136,309)
-------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):           917,169     1,179,296      727,011     2,660,060    (2,806,597)    (247,658)
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS:                 $ 935,820    $2,283,070   $  789,586    $3,691,863    $ (501,627)  $1,335,440
-------------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on January 1, 1999.
(c)  Net of foreign tax withholding of:             $  532     $   5,587      $    --  $      2,284       $    --  $        --


The accompanying notes are an integral part of the financial statements.

45



  TOUCHSTONE VARIABLE SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                             TOUCHSTONE         TOUCHSTONE               TOUCHSTONE
                                                              SMALL CAP       EMERGING GROWTH       INTERNATIONAL EQUITY
                                                             VALUE FUND            FUND                     FUND
                                                           --------------------------------------------------------------------
                                                               FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                         PERIOD ENDED(A)  YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                           DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                               1999         1999         1998         1999        1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

   Net investment income (loss)                              $  (33,386)$  (105,346)  $   35,176   $  127,488  $  139,038
   Net realized gain (loss )                                     50,549   6,087,461      993,434    6,299,287     748,210
   Net change in unrealized appreciation (depreciation)       1,803,116   6,580,932     (296,091)   4,752,127   3,381,779
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
      resulting from operations                               1,820,279  12,563,047      732,519   11,178,902   4,269,027
--------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             --          --      (49,174)    (150,630)   (164,384)
   Realized capital gains                                            --  (5,252,284)  (1,035,008)  (3,011,529)   (845,182)
   Distribution in excess of net investment income                   --          --           --           --    (106,570)
   Return of capital distributions                                   --          --           --           --          --
--------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                 --  (5,252,284)  (1,084,182)  (3,162,159) (1,116,136)
--------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
   Capital contribution (Note 7)                                     --          --           --           --          --
   Proceeds from shares sold                                 10,268,930   3,035,224   13,916,105    2,925,528  12,081,975
   Reinvestment of dividends                                         --   5,252,284    1,084,183    3,162,159   1,116,136
   Cost of shares redeemed                                      (19,280) (9,982,713)  (2,801,672)  (7,254,079) (2,240,707)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from share transactions           10,249,650  (1,695,205)  12,198,616   (1,166,392) 10,957,404
--------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                   12,069,929   5,615,558   11,846,953    6,850,351  14,110,295
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
   Beginning of period                                               --  31,263,903   19,416,950   33,813,026  19,702,731
--------------------------------------------------------------------------------------------------------------------------
   End of period                                            $12,069,929 $36,879,461  $31,263,903  $40,663,377 $33,813,026
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Paid-in capital                                          $10,249,650 $26,889,174  $28,584,379  $28,074,667 $29,242,515
   Undistributed (distributions in excess of) net
      investment income                                              --          --           --       32,278    (186,882)
   Accumulated net realized gain (loss) on investments           17,163     885,771      155,940    3,007,124     (39,788)
   Net unrealized appreciation (depreciation)
      on investments                                          1,803,116   9,104,516    2,523,584    9,549,308   4,797,181
--------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to shares outstanding              $12,069,929 $36,879,461  $31,263,903  $40,663,377 $33,813,026
--------------------------------------------------------------------------------------------------------------------------
SHARES OUTSTANDING (NOTE 1):
   Share contribution (Note 7)                                       --          --           --           --          --
   Shares sold                                                1,025,510     187,027      892,493      206,084     869,535
   Reinvestment of dividends                                         --     280,421       73,504      184,168      79,724
--------------------------------------------------------------------------------------------------------------------------
                                                              1,025,510     467,448      965,997      390,252     949,259
   Shares redeemed                                               (1,886)   (588,054)    (188,219)    (494,330)   (168,341)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                                    1,023,624    (120,606)     777,778     (104,078)    780,918
   Beginning of period                                               --   2,038,737    1,260,959    2,421,891   1,640,973
--------------------------------------------------------------------------------------------------------------------------
   End of period                                              1,023,624   1,918,131    2,038,737    2,317,813   2,421,891
--------------------------------------------------------------------------------------------------------------------------
(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on May 1, 1998.
(c)  The Fund commenced operations on January 1, 1999.


The accompanying notes are an integral part of the financial statements.

46



  TOUCHSTONE VARIABLE SERIES TRUST


Statements of Changes in Net Assets continued

                                                 Touchstone              Touchstone       Touchstone                   Touchstone
                                              Income Opportunity         High Yield       Value Plus                   Growth &
                                                      Fund               Fund             Fund                         Income Fund
                                            -----------------------      --------------   -------------------------    -------------
                                            For the       For the        For the          For the      For the         For the
                                            Year Ended    Year Ended     Period Ended(a)  Year Ended   Period Ended(b) Year Ended(c)
                                            December 31,  December 31,   December 31,     December 31, December 31,    December 31,
                                            1999          1998           1999             1999         1998            1999
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:

       Net investment income (loss)         $ 3,382,939   $ 3,478,291    $   932,251      $    18,651   $    7,993      $ 1,103,774
       Net realized gain (loss )             (6,795,726)   (4,004,977)      (357,539)         835,544     (239,885)       2,473,484
       Net change in unrealized
         appreciation (depreciation)          4,138,625    (4,418,973)    (1,847,534)          81,625      255,957       (1,294,188)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations       725,838    (4,945,659)    (1,272,822)         935,820       24,065        2,283,070
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
       Net investment income                 (3,721,950)   (3,478,834)      (936,630)         (18,567)      (8,332)              --
       Realized capital gains                        --            --             --         (278,688)          --               --
       Distribution in excess of net
          investment income                          --            --             --               --           --               --
       Return of capital distributions               --       (96,964)            --               --           --               --
-----------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions     (3,721,950)   (3,575,798)      (936,630)        (297,255)      (8,332)              --
-----------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
       Capital contribution (Note 7)                 --            --             --               --           --       74,660,781
       Proceeds from shares sold              3,201,943    17,222,143     16,270,006        7,276,057    5,347,995        6,044,998
       Reinvestment of dividends              3,721,950     3,575,798        936,630          297,255        8,332               --
       Cost of shares redeemed              (12,934,235)   (4,661,882)       (81,252)      (4,208,758)  (2,204,386)     (18,209,567)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease)
          from share transactions            (6,010,342)   16,136,059     17,125,384        3,364,554    3,151,941       62,496,212
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease)
          in net assets                      (9,006,454)    7,614,602     14,915,932        4,003,119    3,167,674       64,779,282
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
       Beginning of period                   34,494,013    26,879,411             --        3,167,674           --               --
       End of period                        $25,487,559   $34,494,013    $14,915,932       $7,170,793   $3,167,674      $64,779,282
===================================================================================================================================
NET ASSETS CONSIST OF:
       Paid-in capital                      $37,601,057   $43,631,963    $17,121,005       $6,516,138   $3,151,602      $59,440,499
       Undistributed (distributions in
          excess of) net investment income     (290,740)           --             --              103           --        1,103,774
       Accumulated net realized gain
          (loss) on investments             (11,312,434)   (4,489,001)      (357,539)         316,970    (239,885)        2,443,958
       Net unrealized appreciation
          (depreciation)on investments         (510,324)   (4,648,949)    (1,847,534)         337,582      255,957        1,791,051
-----------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to
          shares outstanding                $25,487,559   $34,494,013    $14,915,932       $7,170,793   $3,167,674      $64,779,282
===================================================================================================================================
SHARES OUTSTANDING (NOTE 1):
       Share contribution (Note 7)                   --            --             --               --           --        7,140,970
       Shares sold                              371,494     1,636,452      1,632,166          686,215      563,284          568,148
       Reinvestment of dividends                477,283       369,671        108,784           26,780          852               --
-----------------------------------------------------------------------------------------------------------------------------------
                                                848,777     2,006,123      1,740,950          712,995      564,136        7,709,118
       Shares redeemed                       (1,508,551)     (474,021)        (8,716)        (385,059)    (252,832)      (1,660,908)
-----------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease)                (659,774)     1,532,102      1,732,234          327,936      311,304        6,048,210
       Beginning of period                    3,971,175     2,439,073             --          311,304           --               --
-----------------------------------------------------------------------------------------------------------------------------------
       End of period                          3,311,401     3,971,175      1,732,234          639,240      311,304        6,048,210
===================================================================================================================================

(a)      The Fund commenced operations on May 1, 1999.
(b)      The Fund commenced operations on May 1, 1998.
(c)      The Fund commenced operations on January 1, 1999.



Statements of Changes in Net Assets continued

                                            Touchstone      Touchstone                Touchstone       Touchstone
                                            Enhanced        Balanced                  Bond             Standby Income
                                            Fund            Fund                      Fund             Fund
                                            -----------     -----------------------   --------------   -----------------------
                                            For the         For the      For the       For the          For the      For the
                                            Period Ended(a) Year Ended   Year Ended    Year Ended(c)    Year Ended   Year Ended
                                            December 31,    December 31, December 31,  December 31,     December 31, December 31,
                                            1999            1999         1998          1999             1999         1998
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
       Net investment income (loss)          $    62,575   $ 1,031,803  $   897,150   $ 2,304,970      $ 1,583,098  $ 1,244,839
       Net realized gain (loss )               (351,490)     3,070,980    1,451,424     (378,508)        (111,349)       12,585
       Net change in unrealized
         appreciation (depreciation)           1,078,501     (410,920)  (1,134,565)   (2,428,089)        (136,309)        6,334
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net
         assets resulting from operations        789,586     3,691,863    1,214,009     (501,627)        1,335,440    1,263,758
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
       Net investment income                   (62,549)    (1,026,659)    (922,633)     (346,319)      (1,586,807)  (1,244,085)
       Realized capital gains                         --   (2,545,689)  (1,163,140)            --               --           --
       Distribution in excess of net
          investment income                           --            --     (10,746)            --               --           --
       Return of capital distributions                --            --           --            --               --           --
-------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions        (62,549)   (3,572,348)  (2,096,519)     (346,319)      (1,586,807)  (1,244,085)
-------------------------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:
       Capital contribution (Note 7)                  --            --           --    38,450,838               --           --
       Proceeds from shares sold              13,036,977     4,531,602   21,290,408     5,043,015       13,250,461   22,250,007
       Reinvestment of dividends                  62,549     3,572,348    2,096,506       346,319        1,586,054    1,246,263
       Cost of shares redeemed                 (294,459)  (12,757,150)  (3,541,752)   (8,291,972)     (11,556,012) (14,628,204)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) from
          share transactions                  12,805,067   (4,653,200)   19,845,162    35,548,200        3,280,503    8,868,066
-------------------------------------------------------------------------------------------------------------------------------
       Total increase (decrease) in
          net assets                          13,532,104   (4,533,685)   18,962,652    34,700,254        3,029,136    8,887,739
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
       Beginning of period                            --    41,249,719   22,287,067            --       26,449,940   17,562,201
-------------------------------------------------------------------------------------------------------------------------------
       End of period                         $13,532,104   $36,716,034  $41,249,719   $34,700,254      $29,479,076  $26,449,940
===============================================================================================================================
NET ASSETS CONSIST OF:
       Paid-in capital                       $12,805,067   $36,113,876  $40,767,171   $34,867,068      $29,720,531  $26,440,029
       Undistributed (distributions in
          excess of) net investment income            26       (4,602)       20,627     1,963,484               70        3,709
       Accumulated net realized gain (loss)
          on investments                       (351,490)       950,042      394,283     (399,591)        (111,348)           70
       Net unrealized appreciation
          (depreciation)on investments         1,078,501     (343,282)       67,638   (1,730,707)        (130,177)        6,132
-------------------------------------------------------------------------------------------------------------------------------
       Net assets applicable to
          shares outstanding                 $13,532,104   $36,716,034  $41,249,719   $34,700,254      $29,479,076  $26,449,940
===============================================================================================================================
SHARES OUTSTANDING (NOTE 1):
       Share contribution (Note 7)                    --            --           --     3,770,359               --           --
       Shares sold                             1,306,360       314,596    1,468,902       500,745        1,331,119    2,223,752
       Reinvestment of dividends                   5,918       262,287      150,809        34,280          159,259      124,567
-------------------------------------------------------------------------------------------------------------------------------
                                               1,312,278       576,883    1,619,711     4,305,384        1,490,378    2,348,319
       Shares redeemed                          (29,920)     (870,844)    (257,510)     (829,702)      (1,161,048)  (1,461,706)
-------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease)                 1,282,358     (293,961)    1,362,201     3,475,682          329,330      886,613
       Beginning of period                            --     2,955,100    1,592,899            --        2,642,337    1,755,724
-------------------------------------------------------------------------------------------------------------------------------
       End of period                           1,282,358     2,661,139    2,955,100     3,475,682        2,971,667    2,642,337
===============================================================================================================================




 The accompanying notes are an integral part of the financial statements.

47
Touchstone Variable Series Trust

48

Touchstone Variable Series Trust


Financial Highlights

Selected data for a share outstanding:

                                                     Touchstone Small                   Touchstone Emerging Growth
                                                     Cap Value Fund                              Fund
                                                     ----------------  -------------------------------------------------------------
                                                     For the           For the      For the      For the     For the      For the
                                                     Period            Year         Year         Year        Year         Year
                                                     Ended (a)         Ended        Ended        Ended       Ended        Ended
                                                     December          December     December     December    December     December
                                                     31, 1999          31, 1999     31, 1998     31, 1997    31, 1996     31, 1995
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $ 10.00          $ 15.33      $ 15.40      $ 12.20     $ 11.27      $ 10.10
----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (0.03)           (0.05)         0.02         0.03        0.04         0.11
Net realized and unrealized gain (loss) on investments    1.82             7.13         0.46         4.06        1.22         1.87
----------------------------------------------------------------------------------------------------------------------------------
           Total from investment operations               1.79             7.08         0.48         4.09        1.26         1.98
----------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income                                 --               --       (0.03)       (0.03)      (0.04)       (0.15)
      Realized capital gains                                --           (3.18)       (0.52)       (0.86)      (0.29)       (0.66)
      Return of capital                                     --              --           --           --          --           --
----------------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                     --           (3.18)       (0.55)       (0.89)      (0.33)       (0.81)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 11.79          $ 19.23      $ 15.33      $ 15.40     $ 12.20       $11.27
==================================================================================================================================
Total return (b)                                        17.90%           46.75%        3.28%       33.67%      11.16%       19.57%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                     $12,070          $36,879      $31,264      $19,417     $ 5,771       $2,615
Ratios to average net assets:
Net expenses                                          1.00%(c)            1.15%        1.15%        1.15%       1.15%        1.15%
      Net investment income (loss)                  (0.48)%(c)          (0.34)%        0.14%        0.27%       0.50%        1.09%
      Expenses, without waiver and reimbursement      2.03%(c)            1.42%        1.49%        2.19%       3.22%        3.73%
Portfolio turnover                                         86%              89%          66%          88%         89%         101%
==================================================================================================================================

                                                                  Touchstone International Equity
                                                                                Fund
                                                     --------------------------------------------------------------
                                                     For the         For the      For the      For the     For the
                                                     Year            Year         Year         Year        Year
                                                     Ended           Ended        Ended        Ended       Ended
                                                     December        December     December     December    December
                                                     31, 1999        31, 1998     31, 1997     31, 1996    31, 1995
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                  $ 13.96         $ 12.01      $ 11.07      $ 10.00      $ 9.51
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             0.06            0.06         0.07         0.06        0.04
Net realized and unrealized gain (loss)
     on investments                                      5.00            2.37         1.56         1.08        0.48
-------------------------------------------------------------------------------------------------------------------
           Total from investment operations              5.06            2.43         1.63         1.14        0.52
-------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
      Net investment income                            (0.07)          (0.10)       (0.05)       (0.07)      (0.03)
      Realized capital gains                           (1.41)          (0.38)       (0.64)           --          --
      Return of capital                                    --              --           --           --          --
-------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions                (1.48)          (0.48)       (0.69)       (0.07)      (0.03)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $ 17.54         $ 13.96      $ 12.01      $ 11.07     $ 10.00
===================================================================================================================
Total return (b)                                       36.47%          20.21%       14.76%       11.47%       5.45%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                    $40,663         $33,813      $19,703      $ 8,758     $ 5,215
Ratios to average net assets:
Net expenses                                            1.25%           1.25%        1.25%        1.25%       1.25%
      Net investment income (loss)                      0.37%           0.49%        0.71%        0.86%       0.46%
      Expenses, without waiver and reimbursement        1.84%           1.95%        3.19%        3.03%       3.69%
Portfolio turnover                                       156%            141%         149%          90%         86%
===================================================================================================================

(a)  The Fund commenced operations on May 1, 1999.
(b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(c)  Ratios are annualized.



The accompanying notes are an integral part of the financial statements.

Touchstone Variable Series Trust

50

Touchstone Variable Series Trust

Financial Highlights continued

Selected data for a share outstanding:
                                                               Touchstone                        Touchstone     Touchstone
                                                           Income Opportunity                    High Yield     Value Plus
                                                                  Fund                              Fund           Fund
                                           -----------------------------------------------------  --------  ------------------
                                           For the    For the    For the    For the     For the   For the   For the   For the
                                           Year       Year       Year       Year        Year      Period    Year      Period
                                           Ended      Ended      Ended      Ended       Ended     Ended(a)  Ended     Ended(b)
                                           December   December   December   December    December  December  December  December
                                           31, 1999   31, 1998   31, 1997   31, 1996    31, 1995  31, 1999  31, 1999  31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD       $  8.69    $ 11.02    $  11.21   $ 10.09     $  9.42   $ 10.00   $10.18    $10.00
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  1.11       1.02        1.20      1.17        1.22      0.58     0.03      0.03
Net realized and unrealized gain
         (loss) on investments               (0.88)     (2.30)       0.11      1.45        0.79     (1.39)    1.49      0.18
----------------------------------------------------------------------------------------------------------------------------
           Total from investment operations   0.23      (1.28)       1.31      2.62        2.01     (0.81)    1.52      0.21
----------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
      Net investment income                  (1.22)     (1.02)      (1.19)    (1.17)      (1.34)    (0.58)   (0.03)    (0.03)
      Realized capital gains                    --         --       (0.31)    (0.33)         --        --    (0.45)       --
      Return of capital                         --      (0.03)         --        --          --        --        --       --
----------------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions      (1.22)     (1.05)      (1.50)    (1.50)      (1.34)    (0.58)   (0.48)    (0.03)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $  7.70    $  8.69     $ 11.02    $11.21      $10.09   $  8.61   $11.22    $10.18
============================================================================================================================
Total return (d)                              2.74%    (12.27)%     12.03%    27.37%      23.35%    (8.11)%  15.02%     2.11%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $25,488    $34,494     $26,879    $8,268      $2,602   $14,916   $7,171    $3,168
Ratios to average net assets:
Net expenses                                  0.85%      0.85%       0.85%     0.85%       0.85%    0.80%(e)  1.15%     1.15%(e)
      Net investment income (loss)           10.98%     10.40%      10.93%    11.85%      12.81%    9.41%(e)  0.26%     0.65%(e)
      Expenses, without waiver
         and reimbursement                    1.29%      1.25%       1.72%     2.85%       3.54%    1.53%(e)  2.37%     7.49%(e)
Portfolio turnover                             176%       175%        189%      213%        104%      42%      101%      100%
=============================================================================================================================


                                           Touchstone  Touchstone                      Touchstone
                                           Growth &     Enhanced                        Balanced
                                           Income Fund   30 Fund                          Fund
                                           --------     --------   ---------------------------------------------------
                                           For the      For the    For the    For the     For the   For the   For the
                                           Year         Period     Year       Year        Year      Year      Year
                                           Ended(c)     Ended(a)   Ended      Ended       Ended     Ended     Ended
                                           December     December   December   December    December  December  December
                                           31, 1999     31, 1999   31, 1999   31, 1998    31, 1997  31, 1996  31, 1995
NET ASSET VALUE, BEGINNING OF PERIOD       $ 10.46      $ 10.00    $  13.96   $  13.99    $ 12.84   $ 11.48   $ 10.17
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                  0.23         0.05        0.43       0.35       0.31      0.30      0.32
Net realized and unrealized gain
   (loss) on investments                      0.02         0.55        0.90       0.40       2.05      1.60      2.15
----------------------------------------------------------------------------------------------------------------------
           Total from investment
              operations                      0.25         0.60        1.33       0.75       2.36      1.90      2.47
----------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
      Net investment income                     --        (0.05)      (0.43)     (0.37)     (0.32)    (0.30)    (0.37)
      Realized capital gains                    --           --       (1.06)     (0.41)     (0.89)    (0.24)    (0.79)
      Return of capital                         --           --          --         --         --        --        --
----------------------------------------------------------------------------------------------------------------------
      Total dividends and distributions         --        (0.05)      (1.49)     (0.78)     (1.21)    (0.54)    (1.16)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $ 10.71      $ 10.55    $  13.80   $  13.96    $ 13.99    $12.84   $ 11.48
======================================================================================================================
Total return (d)                              2.39%        5.99%       9.62%      5.44%     18.61%    16.78%    24.56%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)         $64,779      $13,532    $ 36,716   $ 41,250    $22,287    $6,695   $ 2,895
Ratios to average net assets:
Net expenses                                  0.85%       0.75%(e)     0.90%      0.90%      0.90%     0.90%     0.90%
      Net investment income (loss)            1.49%       0.83%(e)     2.55%      2.67%      2.61%     2.76%     2.87%
      Expenses, without waiver and
         reimbursement                        1.28%       1.77%(e)     1.35%      1.37%      2.04%     2.72%     3.46%
Portfolio turnover                              65%          9%          73%        51%        86%       75%      124%
======================================================================================================================

(a)  The Fund commenced operations on May 1, 1999.
(b)  The Fund commenced operations on May 1, 1998.
(c)  The Fund commenced operations on January 1, 1999.
(d) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)
(e)  Ratios are annualized.


The accompanying notes are an integral part of the financial statements.

51

Touchstone Variable Series Trust


52


  TOUCHSTONE VARIABLE SERIES TRUST


Financial Highlights continued

Selected data for a share outstanding:
                                                            TOUCHSTONE                    TOUCHSTONE STANDBY INCOME
                                                             BOND FUND                               FUND
                                                          ------------  -----------------------------------------------------------
                                                               FOR THE     FOR THE      FOR THE     FOR THE     FOR THE     FOR THE
                                                          YEAR ENDED(A) YEAR ENDED   YEAR ENDED  YEAR ENDED  YEAR ENDED  YEAR ENDED
                                                              DECEMBER    DECEMBER     DECEMBER    DECEMBER    DECEMBER    DECEMBER
                                                              31, 1999    31, 1999     31, 1995    31, 1996    31, 1997    31, 1998
NET ASSET VALUE, BEGINNING OF PERIOD                           $ 10.20     $ 10.01      $ 10.00     $ 10.01     $ 10.02     $ 10.03
-----------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      0.76        0.56         0.55        0.54        0.52        0.56
Net realized and unrealized gain (loss) on investments           (0.89)      (0.09)        0.01       (0.01)      (0.01)      (0.01)
-----------------------------------------------------------------------------------------------------------------------------------
         Total from investment operations                        (0.13)       0.47         0.56        0.53        0.51        0.55
-----------------------------------------------------------------------------------------------------------------------------------
LESS: DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (0.09)      (0.56)       (0.55)      (0.54)      (0.52)      (0.56)
   Realized capital gains                                           --          --           --          --          --          --
   Return of capital                                                --          --           --          --          --          --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                             (0.09)      (0.56)       (0.55)      (0.54)      (0.52)      (0.56)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 9.98     $  9.92      $ 10.01     $ 10.00     $ 10.01     $ 10.02
===================================================================================================================================
Total return (b)                                                 (1.28)%      4.86%        5.71%       5.41%       5.18%       5.90%

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s)                             $34,700     $29,479      $26,450     $17,562     $ 9,105     $ 5,790
Ratios to average net assets:
   Net expenses                                                   0.75%       0.50%        0.50%       0.50%       0.50%       0.50%
   Net investment income                                          6.04%       5.65%        5.47%       5.42%       5.15%       5.59%
   Expenses, without waiver and reimbursement                     1.07%       0.87%        0.95%       1.48%       1.54%       1.73%
Portfolio turnover                                                  45%         56%         328%        251%        143%        159%
===================================================================================================================================

(a)  The Fund commenced operations on January 1, 1999.
(b) Total returns would have been lower had certain expenses not been reimbursed or waived during the periods shown. (Note 4)


The accompanying notes are an integral part of the financial statements.

53


  TOUCHSTONE VARIABLE SERIES TRUST

NOTES TO FINANCIAL STATEMENTS
1. Organization and Significant Accounting Policies
Touchstone Variable Series Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company, and was organized as a Massachusetts business trust on February 7, 1994. The Trust consists of eleven Funds: Touchstone Small Cap Value Fund, Touchstone Emerging Growth Fund, Touchstone International Equity Fund, Touchstone Income Opportunity Fund, Touchstone High Yield Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Enhanced 30 Fund, Touchstone Balanced Fund, Touchstone Bond Fund and Touchstone Standby Income Fund (collectively, the "Funds"). The Touchstone Value Plus Fund commenced operations on May 1, 1998. The Touchstone Growth & Income Fund and the Touchstone Bond Fund commenced operations on January 1, 1999. The Touchstone Small Cap Value Fund, Touchstone High Yield Fund and Touchstone Enhanced 30 Fund commenced operations on May 1, 1999. Prior to January 1999, the Trust was called Select Advisors Variable Insurance Trust and each existing Fund available at that time was referred to as a "Portfolio".

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest. The Trust offers shares of beneficial interest of each Fund to separate accounts of Western-Southern Life Assurance Company ("Western-Southern") as a funding vehicle for certain variable annuity contracts issued by Western-Southern through its separate accounts and to a separate account of Columbus Life Insurance Company ("Columbus Life") as a funding vehicle for certain variable universal life insurance policies issued by Columbus Life through the separate account.

As of December 31, 1999, Western-Southern, its direct subsidiary, Columbus Life, and its indirect subsidiary, Touchstone Advisors, Inc., collectively owned 100% of the outstanding shares of the Trust.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds:

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures in accordance with procedures established by the Trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.

  54

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward currency contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statements of operations from the effects of changes in market prices of these securities, but are included with the net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Distributions to shareholders for all Funds in the Trust, except the Touchstone Standby Income Fund, are recorded by each Fund annually. It is the policy of the Touchstone Standby Income Fund to record income dividends daily and distribute them monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies (PFIC), foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gains and losses may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for a federal income tax is necessary.

55

  TOUCHSTONE VARIABLE SERIES TRUST

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as an asset with an equivalent liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward foreign currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation or depreciation of forward foreign currency contracts. As of December 31, 1999, the following Funds had the following open forward foreign currency and spot contracts:


                                                                             Unrealized
                                      Contracts To    In Exchange           Appreciation/
Fund Name                 Maturity   Deliver/Receive      For        Value (Depreciation)
Touchstone Balanced Fund
Sales                     02/01/00   GBP     117,800   $193,281    $190,287    $ 2,994
                          03/13/00   ZAR   2,321,000    374,403     377,398     (2,995)
--------------------------------------------------------------------------------------
                                                                                    (1)
======================================================================================
  GBP -- Great British Pound
  ZAR -- South African Rand
Touchstone International Equity Fund
Purchases                 01/04/00   EUR     381,112   $387,019    $384,335    $(2,684)

Sales                     01/04/00   GBP     238,777   $385,506    $385,657    $  (151)
                          01/04/00   ZAR       2,366        384         385         (1)
--------------------------------------------------------------------------------------
                                                                                  (152)
======================================================================================
  EUR-- European Monetary Unit (Euro)
  GBP-- Great British Pound
  ZAR-- South African Rand

  56

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued

ORGANIZATION EXPENSE. Organization expenses were deferred and are being amortized by each Fund except the Touchstone Small Cap Value Fund, Touchstone High Yield Fund, Touchstone Value Plus Fund, Touchstone Growth & Income Fund, Touchstone Enhanced 30 Fund and Touchstone Bond Fund on a straight-line basis over a five year period from commencement of operations. The amount paid by the Trust on any redemption by Touchstone Advisors, Inc. or, any other then-current holder of the organizational seed capital shares ("Initial Shares") of the Fund, will be reduced by a portion of any unamortized organization expenses of the Fund determined by the proportion of the number of the Initial Shares of the Fund redeemed to the number of the Initial Shares of the Fund outstanding after taking into account any prior redemptions of the Initial Shares of the Fund.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the Trustees of the Fund Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITIES TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

2. Risks Associated with Foreign Investments
Some of the Funds may invest in the securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

57

  TOUCHSTONE VARIABLE SERIES TRUST

3. Transactions with Affiliates
INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"), a subsidiary of Western-Southern Life Assurance Company ("Western-Southern"). Under the terms of the investment agreement, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the year ended December 31, 1999, each Fund incurred investment advisory fees equal on an annual basis to the following percentages of the daily net assets of the Fund:

                                                          Touchstone
                   Touchstone  Touchstone    Touchstone      Income      Touchstone    Touchstone
                    Small Cap   Emerging   International  Opportunity    High Yield    Value Plus
                   Value Fund  Growth Fund  Equity Fund       Fund          Fund          Fund
Rate                  0.80%       0.80%         0.95%         0.65%         0.60%         0.75%
=================================================================================================

                   Touchstone   Touchstone Touchstone  Touchstone  Touchstone
                    Growth &     Enhanced   Balanced      Bond       Standby
                   Income Fund    30 Fund     Fund        Fund     Income Fund
Rate                  0.80%       0.65%      0.80%        0.55%       0.25%
=================================================================================================


Subject to review and approval by the Board of Trustees, the Advisor has entered into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 1999, the following sub-advisory agreements were in place:

TOUCHSTONE SMALL CAP VALUE FUND
Todd Investment Advisors, Inc.                  0.50%

TOUCHSTONE EMERGING GROWTH FUND
David L. Babson & Company, Inc.                 0.50%
Westfield Capital Management Company, Inc.      0.45% on the first $10 million
                                                0.40% on the next $40 million
                                                0.35% thereafter
TOUCHSTONE INTERNATIONAL EQUITY FUND
Credit Suisse Asset Management                  0.85% on the first $30 million
                                                0.80% on the next $20 million
                                                0.70% on the next $20 million
                                                0.60% thereafter
TOUCHSTONE INCOME OPPORTUNITY FUND
Alliance Capital Management LP                  0.40% on the first $50 million
                                                0.35% on the next $20 million
                                                0.30% on the next $20 million
                                                0.25% thereafter
TOUCHSTONE HIGH YIELD FUND
Fort Washington Investment Advisors, Inc.       0.40%

TOUCHSTONE VALUE PLUS FUND
Fort Washington Investment Advisors, Inc.       0.45%

TOUCHSTONE GROWTH & INCOME FUND
Scudder Kemper Investments, Inc.                0.50% on the first $150 million
                                                0.45% thereafter
TOUCHSTONE ENHANCED 30 FUND
Todd Investment Advisors, Inc.                  0.40%

TOUCHSTONE BALANCED FUND
OpCap Advisors, Inc.                            0.60% on the first $20 million*
                                                0.50% on the next $30 million*
                                                0.40% thereafter*

  58

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued



TOUCHSTONE BOND FUND
Fort Washington Investment Advisors, Inc.       0.30%

TOUCHSTONE STANDBY INCOME FUND
Fort Washington Investment Advisors, Inc.       0.15%

* Includes assets of the Touchstone Balanced Fund of the Touchstone Variable Series Trust and the Touchstone Balanced Fund of the Touchstone Series Trust (for which OpCap Advisors also acts in a sub-advisory capacity).

Fort Washington Investment Advisors, Inc., and Todd Investment Advisors, Inc. are affiliates of the Sponsor and of Western-Southern.

SPONSOR. The Trust, on behalf of each Fund, has entered into a Sponsor Agreement with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 1999. In the last Sponsor Agreement, the Advisor agreed to continue to waive all fees through April 30, 2000. The Sponsor Agreement may be terminated by the Sponsor or by the Trust on not less than 30 days prior written notice.

TRUSTEES. Each Trustee who is not an "interested person" (as defined in the Act) of the Trust, receives an aggregate of $5,000 annually, plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses, from the Trust and from Touchstone Variable Series Trust (included in a separate report). For the year ended December 31, 1999, the Trust incurred $31,796 in Trustee fees which was prorated to each fund.

4. Expense Reimbursements
The Advisor has agreed to waive fees and reimburse each Fund so that, following such waiver of fees and reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annualized basis, than the percentage of average daily net assets of the Fund listed below:

                                                              Touchstone
                   Touchstone    Touchstone     Touchstone      Income      Touchstone   Touchstone
                    Small Cap     Emerging     International  Opportunity    High Yield   Value Plus
                   Value Fund   Growth Fund     Equity Fund      Fund          Fund         Fund
Voluntary
expense limit           1.00%       1.15%           1.25%           0.85%        0.80%        1.15%
Amount of
reimbursement        $71,822     $80,498        $202,361        $135,450      $72,086      $87,362
===================================================================================================

                   Touchstone    Touchstone     Touchstone    Touchstone   Touchstone
                    Growth &      Enhanced      Balanced        Bond        Standby
                   Income Fund     30 Fund        Fund          Fund       Income Fund
Voluntary
expense limit           0.85%        0.75%         0.90%         0.75%           0.50%
Amount of
reimbursement       $317,838      $76,819       $180,988      $122,631       $104,385
=====================================================================================


The Advisor waived fees and reimbursed each Fund as described above through December 31, 1999.

  59

  TOUCHSTONE VARIABLE SERIES TRUST

5. Purchases and Sales of Investment Securities

Investment transactions (excluding purchases and sales of U.S. government obligations, U.S. government agency obligations and short-term investments) for the year ended December 31, 1999 were as follows:

                                                            Touchstone
                    Touchstone    Touchstone   Touchstone     Income     Touchstone   Touchstone
                     Small Cap     Emerging   International Opportunity  High Yield   Value Plus
                    Value Fund    Growth Fund  Equity Fund     Fund         Fund         Fund
Cost of
purchases           $19,235,229   $26,679,002  $52,346,854  $51,436,002  $22,208,640  $ 9,625,305
Proceeds from
sales               $ 8,975,191   $31,806,025  $54,600,383  $57,752,661  $ 5,968,219  $ 6,514,469
=================================================================================================
                    Touchstone    Touchstone   Touchstone   Touchstone   Touchstone
                     Growth &      Enhanced     Balanced       Bond        Standby
                    Income Fund     30 Fund       Fund         Fund      Income Fund
Cost of
purchases           $46,390,476   $13,571,829  $25,379,577  $12,621,736  $24,985,143
Proceeds from
sales               $56,075,097   $   979,721  $30,347,779  $ 7,063,516  $ 8,326,156
====================================================================================

Purchases and sales of U.S. government obligations (excluding short-term investments) for the year ended December 31, 1999 were as follows:


                   Touchstone  Touchstone Touchstone  Touchstone  Touchstone
                   Value Plus   Growth &   Balanced      Bond       Standby
                      Fund     Income Fund   Fund        Fund     Income Fund
Cost of
purchases           $233,283    $871,375  $3,213,094  $5,412,327  $       --
Proceeds from
sales               $ 49,716    $950,727  $3,805,094  $9,210,829  $2,631,099


6. Restricted Securities
Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 1999, the Touchstone Bond Fund held restricted securities valued at $699,034 by the Trustees, representing 2.01% of net assets. Acquisition date and cost of each are as follows:

                                    Acquisition Date                Cost
Mercantile Safe Deposit                 3/28/85                  $ 49,269
Central America, Series F                8/1/86                   120,000
Central America, Series G                8/1/86                   120,000
Central America, Series H                8/1/86                   120,000
Republic of Honduras, Series C           5/1/88                   100,000
Republic of Honduras, Series D           5/1/88                   100,000

The Bond II Portfolio of Select Advisors Portfolios received these securities from The Western and Southern Life Insurance Company Separate Account A on November 21, 1994, in exchange for a proportionate interest in the Bond II Portfolio. As part of a subsequent reorganization, these securities were redeemed in kind and acquired by the Touchstone Bond Fund. (Note 7)

  60

  TOUCHSTONE VARIABLE SERIES TRUST


Notes to Financial Statements continued


7. Capital Contribution
The Touchstone Growth & Income Fund and the Touchstone Bond Fund were newly established Funds, effective immediately after the close of business on December 31, 1998. At that time, shares of the newly established Touchstone Growth & Income Fund and Touchstone Bond Fund were substituted, in a tax-free exchange, for shares of the Select Advisors Portfolios: Growth & Income II Portfolio and Select Advisors Portfolios: Bond II Portfolio, respectively. Thus, an initial capital contribution equal to the amount of each respective Portfolio's net assets was made at that time.

The following is a summary by Fund of the unrealized appreciation and undistributed net investment income acquired from each series of Select Advisors Portfolios as of the substitution date, as well as the number of shares issued from each Portfolio from the substitution:

                                                Undistributed
Touchstone Variable Series     Unrealized       Net Investment         Shares
Trust Fund (New Fund)         Appreciation          Income             Issued
Growth & Income                  $3,085,239       $1,995,493         7,140,970
Bond                                697,382        4,714,604         3,770,359

61

TOUCHSTONE VARIABLE SERIES TRUST

Federal Tax Information (unaudited)
At December 31, 1999, the following Funds had available, for Federal income tax purposes, unused capital losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until expiration dates noted:

                                                                   Expiration
                                           Amount                     Date
Income Opportunity Fund                  $3,801,099                12/31/2006
                                          7,148,242                12/31/2007
High Yield Bond Fund                        357,539                12/31/2007
Enhanced 30 Fund                            210,997                12/31/2007
Bond Fund                                   367,446                12/31/2007
Standby Income Fund                         104,320                12/31/2007

From November 1, 1999 to December 31, 1999, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2000:

                                                                          Amount
International Equity Fund                                               $ 12,452
Income Opportunity Fund                                                  324,074
Enhanced 30 Fund                                                         140,493
Balanced Fund                                                             10,564
Bond Fund   32,145
Standby Income Fund                                                        7,028

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 1999 qualified for the dividends received deduction, as follows:

                                                                          Amount
International Equity Fund                                                  0.43%
Value Plus Fund                                                           23.97%
Enhanced 30 Fund                                                         100.00%
Balanced Fund                                                             12.50%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 1999, of which 100% represents 20% rate gains:

                                                                   Capital Gains
                                                                        Dividend
Emerging Growth Fund                                                   $ 905,259
International Equity Fund                                              1,464,635
Balanced Fund                                                          1,862,053

The Touchstone International Equity Fund paid foreign taxes of $24,659 or $0.01 per share, and the Fund recognized $344,230 or $0.15 per share of foreign source income during the year ended December 31, 1999.

62


 TOUCHSTONE VARIABLE SERIES TRUST

REPORT OF INDEPENDENT AUDITORS
The Board of Trustees and Shareholders
Touchstone Variable Series Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Touchstone Variable Series Trust (comprised of Small Cap Value Fund, Emerging Growth Fund, International Equity Fund, Income Opportunity Fund, High Yield Fund, Value Plus Fund, Growth & Income Fund, Enhanced 30 Fund, Balanced Fund, Bond Fund, and Standby Income Fund) (the Funds) as of December 31, 1999, and the related statements of operations, the statements of changes in net assets, and the financial highlights presented herein for the year or period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the years or periods ended December 31, 1998 and the financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Touchstone Variable Series Trust as of December 31, 1999, the results of their operations, the changes in their net assets and financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States.


                                                               Ernst & Young LLP

Cincinnati, Ohio
February 16, 2000

63

TOUCHSTONE VARIABLE SERIES TRUST

Supplementary Data
A special meeting of the shareholders of Touchstone Growth & Income Fund (the "Fund") of Touchstone Variable Series Trust was held on January 28, 1999. At the meeting, the sole shareholder of the Fund, Western-Southern Life Assurance Company ("Western-Southern"), voted on a proposal to approve a new portfolio advisory agreement between Touchstone Advisors, Inc., the investment advisor to the Fund (the "Advisor"), and Scudder Kemper Investments, Inc. ("Scudder Kemper"), pursuant to which Scudder Kemper would act as sub-advisor with respect to the assets of the Fund. Western-Southern voted in favor of the proposal.

The new agreement replaced the portfolio advisory agreement dated September 7, 1998 and is identical in all substantive respects to that portfolio advisory agreement, except for different effective and termination dates.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS:

(a)(1)  Amended Declaration of Trust of the Trust.(1)

(a)(2)  Amendment to the Amended Declaration of Trust of the Trust.(3)

(a)(3)  Amendment No. 5 to Amended Declaration of Trust of the Trust.(8)

(a)(4)  Amendment No. 6 to Amended Declaration of Trust of the Trust.(9)

(b)   Amended By-Laws of the Trust.(1)

(c)   Inapplicable.

(d)(1)  Amended and Restated Investment Advisory Agreement.(8)

(d)(2) Amended and Restated Sub-Advisory Agreement with respect to Value Plus Fund.(9)

(d)(3) Amended and Restated Sub-Advisory Agreement with respect to Emerging Growth Fund (David L. Babson & Company, Inc.).(9)

(d)(4) Amended and Restated Sub-Advisory Agreement with respect to International Equity Fund.(9)

(d)(5) Amended and Restated Sub-Advisory Agreement with respect to Balanced Fund.(9)

(d)(6) Amended and Restated Sub-Advisory Agreement with respect to Income Opportunity Fund.(9)

(d)(7) Amended and Restated Sub-Advisory Agreement with respect to Standby Income Fund.(9)

(d)(8)  Sub-Advisory Agreement with respect to the Bond Fund.(9)

(d)(9)  Sub-Advisory Agreement with respect to the Growth & Income Fund.(9)

(d)(10) Amended and Restated Sub-Advisory Agreement with respect to Emerging Growth Fund (Westfield Capital Management).(9)

(d)(11) Sub-Advisory Agreement with respect to the High Yield Fund.(9)

(d)(12) Sub-Advisory Agreement with respect to the Small Cap Value Fund.(9)

(d)(13) Sub-Advisory Agreement with respect to the Enhanced Index Fund.(9)

(d)(14) Amendment to the Amended and Restated Investment Advisory Agreement adding the High Yield Fund, Small Cap Value Fund, and Enhanced 30 Fund.(9)

(d)(15) Form of Sub-Advisory Agreement with respect to Balanced Fund.(10)

(e)   Inapplicable.

(f)   Inapplicable.

(g)   Custodian Agreement.(5)

(h)(1)  Administration Agreement.(2)

(h)(2)  Sponsor Agreement.(5)

(h)(3)  Transfer Agency Agreement.(2)

(h)(4)  Fund Accounting Agreement.(2)

(h)(5)  Amendment No. 2 to the Sponsor Agreement.(9)

(h)(6)  Amendment No. 3 to the Sponsor Agreement.(9)

(i)(1)  Opinion of counsel.(5)

(i)(2) Opinion of counsel regarding Growth & Income Fund and Bond Fund by Bingham Dana, LLP.(7)

(i)(3)  Opinion of counsel regarding Value Plus Fund by Bingham Dana, LLP.(7)

(i)(4) Opinion of counsel regarding the High Yield Fund, Small Cap Value Fund, and Enhanced 30 Fund by Bingham Dana, LLP.(9)

(j)(1)  Consent of PriceWaterhouseCoopers LLP, independent accountants.(10)

(j)(2)  Consent of Ernst & Young LLP, independent accountants.(10)

(k)   Inapplicable.

(l)   Investment letter of initial shareholders.(5)

(m)   Inapplicable.

(n)   Financial Data Schedules.(9)

(o)   Inapplicable.

(p)(1)  Code of Ethics of Touchstone Variable Series Trust.(10)

(p)(2)  Code of Ethics of Touchstone Advisors, Inc.(10)

(p)(3)  Code of Ethics of Todd Investment Advisors, Inc. (10)

(p)(4)  Code of Ethics of David L. Babson & Company, Inc. (10)

(p)(5)  Code of Ethics of Westfield Capital Management Company, Inc. (10)

(p)(6)  Code of Ethics of Credit Suisse Asset Management, LLC. (10)

(p)(7)  Code of Ethics of Fort Washington Investment Advisors, Inc. (10)

(p)(8)  Code of Ethics of Scudder Kemper Investments, Inc. (10)

(p)(9)  Code of Ethics of OpCap Advisors. (10)

(p)(10) Code of Ethics of Alliance Capital Management L.P. (10)

(q)(1)  Power of Attorney for Phillip R. Cox.(10)

(q)(2)  Power of Attorney for Nelson Schwab, Jr.(10)

(q)(3)  Power of Attorney for Robert E. Stautberg.(10)

(q)(4)  Power of Attorney for Joseph S. Stern, Jr.(10)

(q)(5)  Power of Attorney for William J. Williams.(10)

(1) Incorporated by reference from Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC via Edgar on April 29, 1996.

(2) Incorporated by reference from Post-Effective Amendment No. 3 to the Registration Statement as filed with the SEC via Edgar on February 28, 1997.

(3) Incorporated by reference from Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC via Edgar on February 13, 1998.

(4) Incorporated by reference from Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC via Edgar on April 28, 1998.

(5) Incorporated by reference from Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC via Edgar on July 30, 1998.

(6) Incorporated by reference from Post-Effective Amendment No. 8 to the Registration Statement as filed with the SEC via Edgar on October 20, 1998.

(7) Incorporated by reference from Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC via Edgar on December 30, 1998.

(8) Incorporated by reference from Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC via Edgar on February 12, 1999.

(9) Incorporated by reference from Post-Effective Amendment No. 11 as filed with the SEC via Edgar on April 29, 1999.

(10)  Filed herein.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

Inapplicable.

ITEM 25.  INDEMNIFICATION.

Under Article V, Section 5.3 of the Trust's Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words "claim", "action", "suit", or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Trustee or officer: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or
(iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph
(b)(i) or (b)(ii) above resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel other than Trustees and officers may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either: (I) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this
Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and
(ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending. As used in this Section 5.3, the term "independent legal counsel" means an attorney who is independent in all respects from the Trust and from the person or persons who seek indemnification hereunder and in any event means an attorney who has not been retained by or performed services for the Trust or any person to be so indemnified within the five years prior to the Initial request for indemnification pursuant hereto.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.

In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

      Touchstone Advisors, Inc. ("Touchstone Advisors") serves as investment advisor to each series of the Trust.

      Set forth below are the names, principal business addresses and positions of each director and officer of Touchstone Advisors. Unless otherwise noted, the principal business address of these individuals is Touchstone Advisors, Inc., 311 Pike Street, Cincinnati, Ohio 45202. Unless otherwise specified, none of the officers and directors of Touchstone Advisors serve as officers and Trustees of the Trust.


           NAME                            POSITIONS AND OFFICES                  POSITION AND OFFICES
                                         WITH TOUCHSTONE ADVISORS                  WITH THE REGISTRANT

James N. Clark*                          Director                               none

Jill T. McGruder                         Director, President and                Trustee, President and
                                            Chief Executive Officer                Chief Executive Officer
William F. Ledwin*                       Director                               none
Donald J. Wuebbling*                     Director, Secretary and                none
                                            Chief Legal Officer
James J. Vance*                          Treasurer                              Treasurer
Edward S. Heenan*                        Vice President and Controller          Controller
J. Thomas Lancaster*                     Vice President                         none
Richard K. Taulbee*                      Vice President                         none
Patricia Wilson                          Chief Compliance Officer               none
Robert F. Morand*                        Assistant Secretary                    none
Robert A. Dressman*                      Assistant Treasurer                    none
Timothy D. Speed*                        Assistant Treasurer                    none

*    Principal business address is 311 Pike Street, Cincinnati, Ohio 45202

ITEM 27.  PRINCIPAL UNDERWRITERS.

      Inapplicable.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

Touchstone Variable Series Trust
311 Pike Street
Cincinnati, OH 45202

Touchstone Advisors, Inc.
311 Pike Street
Cincinnati, OH 45202
(investment advisor)

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116
(administrator, custodian, fund accounting agent and transfer agent)

ITEM 29.  MANAGEMENT SERVICES.

Not applicable.

ITEM 30.  UNDERTAKINGS.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Cincinnatti, Ohio on April 28, 2000.

                                       TOUCHSTONE VARIABLE SERIES TRUST


                                       By: /s/ Jill McGruder
                                           -----------------------------
                                       President and Principal Executive Officer


      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 28, 2000.


SIGNATURE                                    TITLE

/s/ William J. Williams                      Trustee
- -------------------------------
*William J. Williams

/s/ Joseph S. Stern                          Trustee
- -------------------------------
*Joseph S. Stern, Jr.

/s/ Phillip R. Cox                           Trustee
- -------------------------------
*Phillip R. Cox

/s/ Robert E. Stautberg                      Trustee
- -------------------------------
*Robert E. Stautberg

/s/ Nelson Schwab, Jr.                       Trustee
- -------------------------------
*Nelson Schwab, Jr.

/s/ James J. Vance                           Treasurer (Principal Financial
- -------------------------------            Officer and Principal Accounting
James J. Vance                               Officer)

/s/ Jill McGruder                            *Attorney-in-fact
- -------------------------------
Jill McGruder

                        TOUCHSTONE VARIABLE SERIES TRUST
                                   EXHIBITS TO
                            REGISTRATION STATEMENT ON
                                    FORM N-1A


                                  EXHIBIT INDEX



EXHIBIT NO.               DESCRIPTION

(d)(15)           Form of Sub-Advisory Agreement for the Balanced Fund.

(j)(1)            Consent of PriceWaterhouseCoopers LLP.

(j)(2)            Consent of Ernst & Young LLP.

(p)(1)            Code of Ethics of Touchstone Variable Series Trust.

(p)(2)            Code of Ethics of Touchstone Advisors, Inc.

(p)(3)            Code of Ethics of Todd Investment Advisors, Inc.

(p)(4)            Code of Ethics of David L. Babson & Company, Inc.

(p)(5)            Code of Ethics of Westfield Capital Management Company, Inc.

(p)(6)            Code of Ethics of Credit Suisse Asset Management, LLC.

(p)(7)            Code of Ethics of Fort Washington Investment Advisors, Inc.

(p)(8)            Code of Ethics of Scudder Kemper Investments, Inc.

(p)(9)            Code of Ethics of OpCap Advisors.

(p)(10)           Code of Ethics of Alliance Capital Management L.P.

(q)(1)            Power of Attorney for Phillip R. Cox.

(q)(2)            Power of Attorney for Nelson Schwab, Jr.

(q)(3)            Power of Attorney for Robert E. Stautberg.

(q)(4)            Power of Attorney for Joseph S. Stern, Jr.

(q)(5)            Power of Attorney for William J. Williams.